UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-10325

VANECK VECTORS ETF TRUST

(Exact name of registrant as specified in charter)

666 Third Avenue, New York, NY 10017
(Address of principal executive offices) (Zip code)

Van Eck Associates Corporation
666 THIRD AVENUE, NEW YORK, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 293-2000

Date of fiscal year end: SEPTEMBER 30

Date of reporting period: SEPTEMBER 30, 2020

Item 1. Report to Shareholders

ANNUAL REPORT September 30, 2020

VANECK VECTORS®

Biotech ETF	BBH

Environmental Services ETF	EVX®

Gaming ETF	BJK®

Pharmaceutical ETF	PPH®

Retail ETF	RTH®

Semiconductor ETF	SMH®

Video Gaming and eSports ETF	ESPO®

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings, the Funds’ performance, and the views of the investment adviser are as of September 30, 2020.

VANECK VECTORS ETFs

PRESIDENT’S LETTER

September 30, 2020 (unaudited)

Dear Fellow Shareholders:

The level of stimulus from the U.S. Federal Reserve (Fed) this year has been almost unprecedented and has had investment consequences. Financial markets have benefited from the Fed stimulus and the case for gold investing has become more solid.

Perhaps the surprise from this summer’s data is that the global economy is doing quite well, supporting the markets, despite the social distancing that we all feel in our personal lives. Important commodities like copper have regained pre-COVID-19 highs. In addition, China’s industrial recovery is pointing to all-time highs in activity, even though consumer activity is lagging a little.

One beneficiary is high yield bonds, particularly “fallen angels”—bonds that have been downgraded from investment grade. In a recessionary environment, some bonds are going to default or be downgraded. Fixed income markets this year generally started recovering after the Fed announced plans to intervene. We have already seen a record amount of new fallen angel bond volume—over $140B as of July 31, 20201—and expect more through the remainder of the calendar year.

Similar to 2016, when crude oil also swooned, we have seen a lot of energy companies become fallen angels, and the fallen angel strategy is buying those downgraded bonds. As reviewed in a recent blog, New Fallen Angel Bonds Drive Performance, these new energy fallen angels are among the top contributors to performance of the fallen angel strategy so far this year. As long as the Fed remains supportive, we believe this strategy should continue to do well.

We do, however, see two particular risks to this scenario: 1) an unforeseen rise in interest rates in the U.S. triggered by higher global growth or other factors; and 2) a bump in the return to full employment. An incredible number of people have been laid off in the U.S. and, regardless of GDP numbers, people are unlikely to quickly return to work at the same levels as the start of the year. Concern may be high enough for policy makers to take additional steps (any of which, however, remain, as yet, uncertain) that may impact the financial recovery.

The investing outlook sometimes does change suddenly, as it certainly has at times this year. To get our quarterly investment outlooks, please subscribe to “Investment Outlook” on vaneck.com. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

We sincerely thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for each of the funds for the twelve month period ended September, 2020. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck Vectors ETF Trust

October 19, 2020

Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Funds carefully before investing. To obtain a prospectus and summary prospectus, which contain this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

[1]	Source: FactSet, ICE Data Indices, LLC and Morningstar.
1

VANECK VECTORS ETFs

MANAGEMENT DISCUSSION
September 30, 2020 (unaudited)

Biotech

Biotech stocks had an excellent year, with the Fund gaining 37.71%. Having started the 12 month period near the lows they later hit in the midst of the market’s plunge—in the third and fourth weeks in March—they recovered quickly thereafter, hitting a high on July 30 and ending the period having made a sizeable gain over the entire period. In an article1 in early August, The Wall Street Journal ascribed the “recent surge in biotech stocks” to not only investor interest in “potential vaccines to combat Covid-19”, but also anticipation of further investment by governments in “drug discovery and development.”

While, by the end of September 2019, the Food and Drug Administration (FDA) in the U.S. had approved just 28 new drugs, in the remaining three months of the year, a further 20 were approved.2 The pace of approvals accelerated in 2020 and, by mid-September, the FDA had approved 40 “novel drugs.”3

The three top positive contributions to the Fund’s performance came from: Moderna, Amgen and Regeneron Pharmaceuticals (5.1%, 14.9% and 5.0% of Fund net assets respectively†). The companies that detracted most from performance were Ionis Pharmaceuticals, Grifols and IQVIA Holdings (1.2%, sold by the Fund by period end and 4.5% of Fund net assets, respectively†).

Environmental Services

The Fund lost 4.23% over the 12 month period under review. Having reached a high toward the end of February, as with so many other stocks, environmental services stocks declined precipitously at the end of March to reach a low on March 23. Thereafter, however, they never fully recovered, ending slightly down on the year.

The slowdown in economic activity resulting from the COVID-19 virus led to solid waste volumes, especially industrial and commercial, plummeting.4 However, having bottomed out at the end of April, these started to rise both rapidly and significantly during the second quarter and into the third quarter. But the expectation remains that volumes for the year will certainly remain down in comparison to 2019.

While large-cap stocks contributed some positive total returns, both small- and mid-cap stocks detracted from the total return of the Fund. Darling International, Inc. (4.0% of Fund net assets†), Evoqua Water Technologies (4.1% of Fund net assets†) and STERIS (4.0% of Fund net assets†) were the top three contributors to positive total returns. Advanced Emissions Solutions (sold by Fund by period end†), Newpark Resources (sold by Fund by period end†) and Covanta Holding (3.6% of Fund net assets†) detracted the most from performance.

Gaming

While gaming stocks were hit hard by the COVID-19 pandemic, the Fund posted a gain of 10.03% for the 12 month period. Having reached a high in mid-January, as with so many other stocks, gaming stocks plummeted in March to reach a low on March 18. Thereafter, however, they clawed their way back up, ending slightly up on the year.

In Macau, China, the world’s biggest gaming hub, the devastating effect of COVID-19 on the gross revenue from “Games of Fortune” (as the Macau authorities describe them) is best illustrated by the figures for April and June. For these two months the figures were 754 million Macanese pataca (MOP) and MOP716 million respectively.5 In 2019 the figures for the same two months were MOP23,588 million and MOP23,812 million respectively. By October, however, revenues had improved somewhat, with a revenue in September of MOP2,211 million, up 66% on August’s figure of MOP1,330 million.6

The virus wreaked similar havoc in Nevada. In March, the “gaming win”7 stood at $618,129,278 (vs. $1,022,961,241 in 20198). However, in April, it crashed 99.61% to $3,646,658 (vs. $936,465,930 in 2019). In May it increased to $5,808,507. It was only in June that business improved to $566,806,790 (vs. $1,040,978,076 in 2019). The figure for the gaming win in August upped to $743,038,562, but was still down approximately 22% on August 2019’s figure of $953,623,896, and slightly down from July 2020’s figure of $756,793,269.

Ireland-, Sweden- and U.S.-listed companies were the leading contributors to performance. Eight countries detracted from performance, with Australian and Swedish companies detracting the most.

2

Pharmaceutical

Pharmaceutical stocks had a solid, if eventful, 12 months. By the end of September, they had largely recovered from the low they hit on March 23, 2020 and the Fund had gained 11.02%. As with biotech stocks, hopes for potential vaccines for COVID-19 and expectations of higher government spending on drug discovery and development have helped underpin investor optimism in the sector.

While Catalent, Novo Nordisk and Eli Lilly (4.6%, 5.2% and 4.9% of Fund net assets, respectively†) were the three largest positive contributors to performance, Amarin Corporation (0.1% of Fund net assets†), Mylan (3.4% of Fund net assets†) and Bausch Health Companies (2.4% of Fund net assets†) were the Fund’s three largest detractors.

Retail

Despite the COVID-19 pandemic, the Fund had an excellent year, returning 31.22% for the 12 month period under review. While “brick and mortar”, e.g., department stores, retail took a battering during the COVID-19 pandemic (no customers, no staff), those companies with well-developed ecommerce capabilities or deemed “essential” during the crisis thrived.

Businesses involved in Internet and catalog retail contributed by far the most to the positive performance of the Fund with Amazon (19.3% of Fund net assets†) contributing the most of any individual company in the Fund’s portfolio. While no single sector detracted from performance, companies in the health care providers and services contributed the least to performance.

Semiconductor

The Fund had an excellent year, returning 48.60% for the 12 month period under review. With global semiconductor sales of $412.1 billion (down 12.1%),9 2019 was not as good a year as 2018 with sales of $468.8 billion.10 However, seemingly little affected by the COVID-19 crisis, in each of the first two quarters of 2020, sales remained firm. While down somewhat in the first quarter, the second, with sales of $103.6 billion,11 showed an increase of 5.1% over the same periods in 2019.

Large-capitalization stocks continued to be key drivers of the Fund’s returns. NVIDIA, Taiwan Semiconductor Manufacturing Company and Advanced Micro Devices (8.2%, 11.0% and 4.8% of Fund net assets, respectively†) were the three top contributing companies. No one company detracted from performance, but Universal Display (1.1% of Fund net assets†), ON Semiconductor (0.8% of Fund net assets†) and NXP Semiconductors (4.4% of Fund net assets†) contributed the least.

Video Games and eSports

Video gaming and esports stocks provided outstanding returns during the period, performing the best of any of the VanEck Vectors industry ETFs, and returning a commendable 82.25%. The COVID-19 pandemic had an immediate and direct effect on the fortunes of video game companies, as consumers around the world were forced inside and left without traditional entertainment options. Against the pandemic backdrop, video game-related revenues and engagement metrics soared to all-time highs, leading to rising stock prices for the vast majority of companies participating.

Leading contributing companies over the period from inception were NVIDIA, Sea and Advanced Micro Devices (8.3%, 6.3% and 6.8% of the Fund’s net assets respectively†). Only three companies detracted from performance and, then, only minimally: Konami Holdings (1.9% of Fund net assets†), Gungho Online Entertainment (sold by Fund by period end†) and DeNA Co. (0.6% of Fund net assets†).

†	All Fund assets referenced are Total Net Assets as of September 30, 2020.

[1]	The Wall Street Journal: During Covid-19 Pandemic, Biotech IPOs Already Surpass Record, August 10, 2020, https://www.wsj.com/articles/during-covid-19-pandemic-biotech-ipos-already-surpass-record-11597051800
[2]	U.S. Food & Drug Administration: New Drug Therapy Approvals 2019, January 2020, https://www.fda.gov/drugs/new-drugs-fda-cders-new-molecular-entities-and-new-therapeutic-biological-products/new-drug-therapy-approvals-2019#:~:text=Novel%20drugs%20approved%20in%202019,Wakix%2C%20Xpovio%2C%20and%20Zulresso.
[3]	U.S. Food & Drug Administration: Novel Drug Approvals for 2020, September 2, 2020, https://www.fda.gov/drugs/new-drugs-fda-cders-new-molecular-entities-and-new-therapeutic-biological-products/novel-drug-approvals-2020
3

VANECK VECTORS ETFs

MANAGEMENT DISCUSSION

September 30, 2020 (unaudited) (continued)

[4]	Goldman Sachs: Americas Environmental Services—2Q’20 Preview: Raising our estimates as faster recovery materializes, July 27, 2020
[5]	Gaming Inspection and Coordination Bureau, Macao SAR: Monthly Gross Revenue from Games of Fortune, http://www.dicj.gov.mo/web/en/information/DadosEstat_mensal/2020/index.html
[6]	Ibid.
[7]	Or “gross revenue,” defined (in short) as: the total of all:
(a) Cash received as winnings;
(b) Cash received in payment for credit extended by a licensee to a patron for purposes of gaming; and
(c) Compensation received for conducting any game, or any contest or tournament in conjunction with interactive gaming, in which the licensee is not party to a wager, less the total of all cash paid out as losses to patrons, those amounts paid to fund periodic payments and any other items made deductible as losses by NRS 463.3715. For the purposes of this section, cash or the value of noncash prizes awarded to patrons in a contest or tournament are not losses, except that losses in a contest or tournament conducted in conjunction with an inter-casino linked system may be deducted to the extent of the compensation received for the right to participate in that contest or tournament. For a full definition see Nevada Gaming Control Act, https://www.leg.state.nv.us/NRS/NRS-463.html#NRS463Sec0161
[8]	Nevada Gaming Control Board: Abbreviated Revenue Release, http://gaming.nv.gov/index.aspx?page=172
[9]	Semiconductor Industry Association: Worldwide Semiconductor Sales Decrease 12 Percent to $412 Billion in 2019, February 3, 2020, https://www.semiconductors.org/worldwide-semiconductor-sales-decrease-12-percent-to-412-billion-in-2019/
[10]	Semiconductor Industry Association: More Than 1 Trillion Semiconductors Sold Annually for the First Time Ever in 2018, February 14, 2019, https://www.semiconductors.org/more-than-1-trillion-semiconductors-sold-annually-for-the-first-time-ever-in-2018/
[11]	Semiconductor Industry Association: Global Semiconductor Sales Increase 5.1 Percent Year-to-Year in June; Q2 Sales Down Slightly Compared to Q1, August 3, 2020, https://www.semiconductors.org/global-semiconductor-sales-increase-5-1-percent-year-to-year-in-june-q2-sales-down-slightly-compared-to-q1/
4

VANECK VECTORS BIOTECH ETF

PERFORMANCE COMPARISON

September 30, 2020 (unaudited)

Average Annual Total Returns
	Share Price	NAV	MVBBHTR[1]	SPTR[2]
One Year	37.85%	37.71%	37.84%	15.15%
Five Year	7.65%	7.62%	7.79%	14.15%
Life*	19.29%	19.27%	19.47%	14.36%

*	Commencement of Fund: 12/20/11; First Day of Secondary Market Trading: 12/21/11.

[1]	MVIS® US Listed Biotech 25 Index (MVBBHTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in the biotech industry. Biotechnology includes research (including research contractors), development as well as production, marketing and sales of drugs based on genetic analysis and diagnostic equipment (excluding pharmacies).

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 12 for more information.

5

VANECK VECTORS ENVIRONMENTAL SERVICES ETF

PERFORMANCE COMPARISON

September 30, 2020 (unaudited)

Average Annual Total Returns
	Share Price	NAV	AXENVTR[1]	SPTR[2]
One Year	(3.91)%	(4.23)%	(4.42)%	15.15%
Five Year	12.30%	12.03%	12.51%	14.15%
Ten Year	9.23%	9.17%	9.68%	13.74%

[1]	NYSE Arca Environmental Services Index (AXENVTR) is a rules based, modified equal dollar weighted index intended to give investors a means of tracking the overall performance of the common stocks and depositary receipts of U.S. exchange-listed companies involved in environmental services. The Environmental Services Index is designed to measure the performance of widely held, highly capitalized companies engaged in business activities that may benefit from the global increase in demand for consumer waste disposal, removal and storage of industrial by-products, and the management of associated resources.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Ten Year)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 12 for more information.

6

VANECK VECTORS GAMING ETF

PERFORMANCE COMPARISON

September 30, 2020 (unaudited)

Average Annual Total Returns
	Share Price	NAV	MVBJKTR[1]	SPTR[2]
One Year	10.53%	10.03%	10.05%	15.15%
Five Year	9.14%	8.97%	9.34%	14.15%
Ten Year	6.61%	6.54%	6.94%	13.74%

[1]	MVIS® Global Gaming Index (MVBJKTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in the casino and gaming industry. Gaming includes casinos and casino hotels, sports betting (including internet gambling and racetracks) and lottery services as well as gaming services, gaming technology and gaming equipment.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Index data prior to September 24, 2012 reflects that of the S-Network Global Gaming Index (WAGRT). Index history which includes periods prior to September 24, 2012 reflects a blend of the performance of WAGRT and MVBJKTR and is not intended for third party use.

Hypothetical Growth of $10,000 (Ten Year)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 12 for more information.

7

VANECK VECTORS PHARMACEUTICAL ETF

PERFORMANCE COMPARISON

September 30, 2020 (unaudited)

Average Annual Total Returns
	Share Price	NAV	MVPPHTR[1]	SPTR[2]
One Year	11.08%	11.02%	10.67%	15.15%
Five Year	1.71%	1.66%	1.60%	14.15%
Life*	8.78%	8.64%	8.56%	14.36%

*	Commencement of Fund: 12/20/11; First Day of Secondary Market Trading: 12/21/11.

[1]	MVIS® US Listed Pharmaceutical 25 Index (MVPPHTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in the pharmaceutical industry. Pharmaceuticals include companies engaged primarily in research (including research contractors) and development as well as production, marketing and sales of pharmaceuticals (excluding pharmacies).

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 12 for more information.

8

VANECK VECTORS RETAIL ETF

PERFORMANCE COMPARISON

September 30, 2020 (unaudited)

Average Annual Total Returns
	Share Price	NAV	MVRTHTR[1]	SPTR[2]
One Year	31.24%	31.22%	31.11%	15.15%
Five Year	16.90%	16.88%	16.75%	14.15%
Life*	18.67%	18.53%	18.35%	14.36%

*	Commencement of Fund: 12/20/11; First Day of Secondary Market Trading: 12/21/11.

[1]	MVIS® US Listed Retail 25 Index (MVRTHTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in the retail industry. Retail includes companies engaged primarily in retail distribution; wholesalers; online, direct mail retailers; multi-line retailers; specialty retailers, such as apparel, automotive, computer and electronics, drug, home improvement and home furnishing retailers; and food and other staples retailers.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 12 for more information.

9

VANECK VECTORS SEMICONDUCTOR ETF

PERFORMANCE COMPARISON

September 30, 2020 (unaudited)

Average Annual Total Returns
	Share Price	NAV	MVSMHTR[1]	SPTR[2]
One Year	48.42%	48.60%	48.51%	15.15%
Five Year	30.40%	30.38%	30.39%	14.15%
Life*	23.91%	23.97%	23.90%	14.36%

*	Commencement of Fund: 12/20/11; First Day of Secondary Market Trading: 12/21/11.

[1]	MVIS® US Listed Semiconductor 25 Index (MVSMHTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in the semiconductor industry. Semiconductors include companies engaged primarily in the production of semiconductors and semiconductor equipment.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 12 for more information.

10

VANECK VECTORS VIDEO GAMING AND ESPORTS ETF

PERFORMANCE COMPARISON

September 30, 2020 (unaudited)

Average Annual Total Returns
	Share Price	NAV	MVESPOTR[1]	SPTR[2]
One Year	82.53%	82.25%	82.48%	15.15%
Life*	42.45%	42.24%	43.24%	11.81%

*	Commencement of Fund: 10/16/18; First Day of Secondary Market Trading: 10/17/18.

[1]	The MVIS® Global Video Gaming and eSports Index (MVESPOTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in video gaming and eSports.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 12 for more information.

11

VANECK VECTORS ETF TRUST

ABOUT FUND PERFORMANCE

(unaudited)

The price used to calculate market return (Share Price) is determined by using the closing price listed on its primary listing exchange. Since the shares of each Fund did not trade in the secondary market until after each Fund’s commencement, for the period from commencement to the first day of secondary market trading in shares of each Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for each Fund reflects temporary waivers of expenses and/or fees. Had each Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of each Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund returns reflect reinvestment of dividends and capital gains distributions. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Certain indices may take into account withholding taxes. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

The Biotech Index, Gaming Index, Pharmaceutical Index, Retail Index, Semiconductor Index and Global Video Gaming and eSports Index are published by MV Index Solutions GmbH (MVIS®), which is a wholly owned subsidiary of the Adviser, Van Eck Associates Corporation. The Environmental Services Index is published by ICE Data Indices, LLC (ICE Data).

MVIS and ICE Data are referred to herein as the “Index Providers.” The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

12

VANECK VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2020 to September 30, 2020.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Annualized	Expenses Paid
	Account	Account	Expense	During the Period*
	Value	Value	Ratio	April 1, 2020 –
	April 1, 2020	September 30, 2020	During Period	September 30, 2020
Biotech ETF
Actual	$1,000.00	$1,266.70	0.35%	$1.98
Hypothetical**	$1,000.00	$1,023.25	0.35%	$1.77
Environmental Services ETF
Actual	$1,000.00	$1,287.10	0.55%	$3.14
Hypothetical**	$1,000.00	$1,022.25	0.55%	$2.78
Gaming ETF
Actual	$1,000.00	$1,513.20	0.65%	$4.08
Hypothetical**	$1,000.00	$1,021.75	0.65%	$3.29
Pharmaceutical ETF
Actual	$1,000.00	$1,151.70	0.35%	$1.88
Hypothetical**	$1,000.00	$1,023.25	0.35%	$1.77
Retail ETF
Actual	$1,000.00	$1,411.50	0.35%	$2.11
Hypothetical**	$1,000.00	$1,023.25	0.35%	$1.77
Semiconductor ETF
Actual	$1,000.00	$1,489.60	0.35%	$2.18
Hypothetical**	$1,000.00	$1,023.25	0.35%	$1.77
Video Gaming and eSports ETF
Actual	$1,000.00	$1,589.80	0.55%	$3.56
Hypothetical**	$1,000.00	$1,022.25	0.55%	$2.78

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended September 30, 2020) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
13

VANECK VECTORS BIOTECH ETF

SCHEDULE OF INVESTMENTS

September 30, 2020

Number of Shares		Value

COMMON STOCKS: 100.0%
China / Hong Kong: 2.6%
43,876	BeiGene Ltd. (ADR) *	$12,567,842
Germany: 1.6%
111,468	BioNTech SE (ADR) *	7,716,930
Netherlands: 3.0%
277,239	QIAGEN NV (USD) *	14,488,510
United States: 92.8%
185,008	Alexion Pharmaceuticals, Inc. *	21,170,466
86,439	Alnylam Pharmaceuticals, Inc. *	12,585,518
284,899	Amgen, Inc.	72,409,930
81,680	Biogen, Inc. *	23,170,982
169,748	BioMarin Pharmaceutical, Inc. *	12,914,428
64,584	Charles River Laboratories International, Inc. *	14,625,047
184,812	Exact Sciences Corp. * †	18,841,583
538,569	Gilead Sciences, Inc.	34,032,175
137,873	Guardant Health, Inc. *	15,411,444
67,330	Illumina, Inc. *	20,810,356
Number of Shares		Value

United States: (continued)
296,489	Immunomedics, Inc. *	$25,210,460
197,127	Incyte Corp. *	17,690,177
125,918	Ionis Pharmaceuticals, Inc. *	5,974,809
138,200	IQVIA Holdings, Inc. *	21,784,466
352,068	Moderna, Inc. *	24,908,811
85,673	Neurocrine Biosciences, Inc. *	8,238,316
75,415	Novavax, Inc. * †	8,171,215
37,085	Quidel Corp. *	8,135,707
43,588	Regeneron Pharmaceuticals, Inc. *	24,399,691
93,896	Sarepta Therapeutics, Inc. *	13,185,815
108,578	Seattle Genetics, Inc. *	21,247,629
95,436	Vertex Pharmaceuticals, Inc. *	25,970,044
		450,889,069
Total Common Stocks: 100.0% (Cost: $440,417,849)		485,662,351
Liabilities in excess of other assets: (0.0)%		(212,140)
NET ASSETS: 100.0%		$485,450,211

Definitions:

ADR	American Depositary Receipt
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $21,317,642.

Summary of Investments by Sector	% of Investments	Value
Biotechnology	80.4%	$390,406,821
Health Care Services	3.2	15,411,444
Health Care Supplies	1.7	8,135,707
Life Sciences Tools & Services	14.7	71,708,379
	100.0%	$485,662,351

The summary of inputs used to value the Fund’s investments as of September 30, 2020 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$485,662,351	$—	$—	$485,662,351

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

14

VANECK VECTORS ENVIRONMENTAL SERVICES ETF

SCHEDULE OF INVESTMENTS

September 30, 2020

Number of Shares		Value

COMMON STOCKS: 99.8%
Canada: 3.8%
55,480	GFL Environmental, Inc. (USD)	$1,179,505
United States: 96.0%
31,558	ABM Industries, Inc.	1,156,916
25,782	Cantel Medical Corp.	1,132,861
21,530	Casella Waste Systems, Inc. *	1,202,450
20,961	Clean Harbors, Inc. *	1,174,445
144,037	Covanta Holding Corp.	1,116,287
34,513	Darling International, Inc. *	1,243,503
24,878	Donaldson Co., Inc.	1,154,837
15,196	Ecolab, Inc.	3,036,769
71,910	Energy Recovery, Inc. * †	589,662
58,816	Evoqua Water Technologies Corp. *	1,248,075
40,872	Heritage-Crystal Clean, Inc. *	545,641
32,696	Republic Services, Inc.	3,052,172
30,334	Schnitzer Steel Industries, Inc.	583,323
87,712	Sharps Compliance Corp. *	549,954
19,263	Stericycle, Inc. *	1,214,725
7,071	STERIS Plc	1,245,839
19,178	Tennant Co.	1,157,584
13,049	Tetra Tech, Inc.	1,246,179
18,013	US Ecology, Inc.	588,485
31,397	Waste Connections, Inc.	3,259,009
27,287	Waste Management, Inc.	3,088,070
		29,586,786
Total Common Stocks: 99.8% (Cost: $28,051,126)		30,766,291
Other assets less liabilities: 0.2%		49,553
NET ASSETS: 100.0%		$30,815,844

Definitions:

USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $229,633.

Summary of Investments by Sector	% of Investments	Value
Consumer Staples	4.0%	$1,243,503
Health Care	9.5	2,928,654
Industrials	74.7	22,974,042
Materials	11.8	3,620,092
	100.0%	$30,766,291

The summary of inputs used to value the Fund’s investments as of September 30, 2020 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$30,766,291	$—	$—	$30,766,291

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

15

VANECK VECTORS GAMING ETF

SCHEDULE OF INVESTMENTS

September 30, 2020

Number of Shares		Value

COMMON STOCKS: 99.7%
Australia: 11.0%
166,111	Aristocrat Leisure Ltd. #	$3,625,167
93,385	Crown Resorts Ltd. #	593,637
234,744	Star Entertainment Group Ltd. #	518,196
538,160	TABCORP Holdings Ltd. #	1,296,857
		6,033,857
Cambodia: 1.1%
516,000	Nagacorp Ltd. #	616,698
China / Hong Kong: 17.4%
578,240	Galaxy Entertainment Group Ltd. #	3,909,330
119,000	Melco International Development Ltd. #	209,697
52,318	Melco Resorts & Entertainment Ltd. (ADR)	871,095
262,100	MGM China Holdings Ltd. † #	326,652
760,400	Sands China Ltd. #	2,947,490
658,000	SJM Holdings Ltd. #	780,041
309,600	Wynn Macau Ltd. * #	496,851
		9,541,156
France: 2.2%
32,927	La Francaise des Jeux SAEM Reg S 144A #	1,208,182
Greece: 1.0%
59,622	OPAP SA #	565,486
Ireland: 8.5%
29,206	Flutter Entertainment Plc #	4,636,028
Japan: 2.5%
19,400	Heiwa Corp. † #	318,879
15,279	Sankyo Co. Ltd. #	399,842
53,400	Sega Sammy Holdings, Inc. #	650,437
		1,369,158
Malaysia: 1.7%
638,700	Genting Bhd #	490,150
839,198	Genting Malaysia Bhd #	420,719
		910,869
Malta: 0.7%
54,816	Kindred Group Plc (SDR) #	397,151
New Zealand: 0.5%
133,430	SkyCity Entertainment Group Ltd. #	264,526
Singapore: 1.6%
1,777,100	Genting Singapore Ltd. #	877,181
Number of Shares		Value

South Korea: 1.2%
26,775	Kangwon Land, Inc. #	$492,256
14,556	Paradise Co. Ltd. #	170,727
		662,983
Sweden: 4.5%
30,116	Evolution Gaming Group AB Reg S 144A #	1,991,159
54,694	NetEnt AB * #	464,197
		2,455,356
United Kingdom: 5.2%
130,175	GVC Holdings Plc * #	1,633,437
61,922	Playtech Ltd. #	289,647
266,442	William Hill Plc #	948,917
		2,872,001
United States: 40.6%
18,855	Boyd Gaming Corp.	578,660
32,555	Caesars Entertainment, Inc. * †	1,825,033
7,543	Churchill Downs, Inc.	1,235,694
73,165	DraftKings, Inc. * †	4,305,029
44,898	Gaming and Leisure Properties, Inc.	1,658,083
31,463	International Game Technology Plc †	350,183
73,961	Las Vegas Sands Corp.	3,451,020
29,251	MGM Growth Properties LLC	818,443
102,040	MGM Resorts International	2,219,370
26,746	Penn National Gaming, Inc. * †	1,944,434
110,394	VICI Properties, Inc.	2,579,908
17,576	Wynn Resorts Ltd. *	1,262,133
		22,227,990
Total Common Stocks (Cost: $50,990,791)		54,638,622
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.0% (Cost: $109)
Money Market Fund: 0.0%
109	State Street Navigator Securities Lending Government Money Market Portfolio	109
Total Investments: 99.7% (Cost: $50,990,900)		54,638,731
Other assets less liabilities: 0.3%		154,126
NET ASSETS: 100.0%		$54,792,857

See Notes to Financial Statements

16

Definitions:

ADR	American Depositary Receipt
SDR	Swedish Depositary Receipt

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $7,905,823.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $31,539,537 which represents 57.6% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $3,199,341, or 5.8% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Discretionary	90.7%	$49,582,188
Real Estate	9.3	5,056,434
	100.0%	$54,638,622

The summary of inputs used to value the Fund’s investments as of September 30, 2020 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$6,033,857	$—	$6,033,857
Cambodia	—	616,698	—	616,698
China / Hong Kong	871,095	8,670,061	—	9,541,156
France	—	1,208,182	—	1,208,182
Greece	—	565,486	—	565,486
Ireland	—	4,636,028	—	4,636,028
Japan	—	1,369,158	—	1,369,158
Malaysia	—	910,869	—	910,869
Malta	—	397,151	—	397,151
New Zealand	—	264,526	—	264,526
Singapore	—	877,181	—	877,181
South Korea	—	662,983	—	662,983
Sweden	—	2,455,356	—	2,455,356
United Kingdom	—	2,872,001	—	2,872,001
United States	22,227,990	—	—	22,227,990
Money Market Fund	109	—	—	109
Total	$23,099,194	$31,539,537	$—	$54,638,731

See Notes to Financial Statements

17

VANECK VECTORS PHARMACEUTICAL ETF

SCHEDULE OF INVESTMENTS

September 30, 2020

Number of Shares		Value

COMMON STOCKS: 99.8%
Denmark: 5.2%
177,243	Novo Nordisk A/S (ADR)	$12,305,982
France: 4.9%
228,805	Sanofi SA (ADR)	11,479,147
Ireland: 7.6%
543,469	Amarin Corp. Plc (ADR) * †	2,288,005
64,936	Jazz Pharmaceuticals Plc (USD) *	9,259,224
136,974	Perrigo Co. Plc (USD)	6,288,476
		17,835,705
Israel: 4.6%
1,197,285	Teva Pharmaceutical Industries Ltd. (ADR) *	10,787,538
Japan: 4.5%
588,698	Takeda Pharmaceutical Co. Ltd. (ADR)	10,502,372
Switzerland: 5.0%
133,906	Novartis AG (ADR)	11,644,466
United Kingdom: 10.4%
220,231	AstraZeneca Plc (ADR)	12,068,659
267,469	GlaxoSmithKline Plc (ADR)	10,067,533
23,974	GW Pharmaceuticals Plc (ADR) * †	2,333,869
		24,470,061
Number of Shares		Value

United States: 57.6%
128,923	AbbVie, Inc.	$11,292,366
110,519	AmerisourceBergen Corp.	10,711,501
356,279	Bausch Health Cos, Inc. *	5,536,576
199,953	Bristol-Myers Squibb Co.	12,055,166
125,376	Catalent, Inc. *	10,739,708
265,480	Elanco Animal Health, Inc. *	7,414,856
77,734	Eli Lilly & Co.	11,506,187
78,913	Johnson & Johnson	11,748,567
69,804	McKesson Corp.	10,395,910
139,175	Merck & Co., Inc.	11,544,566
542,403	Mylan NV *	8,043,837
63,004	Patterson Companies, Inc.	1,518,711
326,512	Pfizer, Inc.	11,982,990
66,905	Zoetis, Inc.	11,064,080
		135,555,021
Total Common Stocks (Cost: $262,480,657)		234,580,292
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.9% (Cost: $2,245,622)
Money Market Fund: 0.9%
2,245,622	State Street Navigator Securities Lending Government Money Market Portfolio	2,245,622
Total Investments: 100.7% (Cost: $264,726,279)		236,825,914
Liabilities in excess of other assets: (0.7)%		(1,676,590)
NET ASSETS: 100.0%		$235,149,324

Definitions:

ADR	American Depositary Receipt
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $4,386,374.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Biotechnology	5.8%	$13,580,371
Health Care Distributors	9.6	22,626,122
Pharmaceuticals	84.6	198,373,799
	100.0%	$234,580,292

The summary of inputs used to value the Fund’s investments as of September 30, 2020 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$234,580,292	$—	$—	$234,580,292
Money Market Fund	2,245,622	—	—	2,245,622
Total	$236,825,914	$—	$—	$236,825,914

* See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

18

VANECK VECTORS RETAIL ETF

SCHEDULE OF INVESTMENTS

September 30, 2020

Number of Shares		Value

COMMON STOCKS: 100.1%
Canada: 2.1%
11,449	Lululemon Athletica, Inc. (USD) *	$3,770,957
China / Hong Kong: 4.5%
106,044	JD.com, Inc. (ADR) *	8,230,075
United States: 93.5%
11,130	Amazon.com, Inc. *	35,045,365
24,238	AmerisourceBergen Corp.	2,349,147
3,746	AutoZone, Inc. *	4,411,439
33,966	Best Buy Co., Inc.	3,780,076
40,814	Cardinal Health, Inc.	1,916,217
26,254	Costco Wholesale Corp.	9,320,170
137,503	CVS Caremark Corp.	8,030,175
38,387	Dollar General Corp.	8,046,683
36,579	Dollar Tree, Inc. *	3,341,126
30,679	L Brands, Inc.	975,899
57,011	Lowe’s Companies, Inc.	9,455,844
26,014	McKesson Corp.	3,874,265
Number of Shares		Value

United States: (continued)
12,187	O’Reilly Automotive, Inc. *	$5,619,182
51,909	Ross Stores, Inc.	4,844,148
77,327	Sysco Corp.	4,811,286
55,477	Target Corp.	8,733,189
55,234	The Gap, Inc.	940,635
71,727	The Home Depot, Inc.	19,919,305
118,290	The Kroger Co.	4,011,214
149,480	TJX Cos, Inc.	8,318,562
115,519	Walgreens Boots Alliance, Inc.	4,149,443
118,013	Walmart, Inc.	16,511,199
5,559	Wayfair, Inc. * †	1,617,725
		170,022,294
Total Common Stocks: 100.1% (Cost: $162,127,027)		182,023,326
Liabilities in excess of other assets: (0.1)%		(171,542)
NET ASSETS: 100.0%		$181,851,784

Definitions:

ADR	American Depositary Receipt
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $1,536,824.

Summary of Investments by Sector	% of Investments	Value
Consumer Discretionary	69.8%	$127,050,210
Consumer Staples	21.3	38,803,312
Health Care	8.9	16,169,804
	100.0%	$182,023,326

The summary of inputs used to value the Fund’s investments as of September 30, 2020 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$182,023,326	$—	$—	$182,023,326

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

19

VANECK VECTORS SEMICONDUCTOR ETF

SCHEDULE OF INVESTMENTS

September 30, 2020

Number of Shares		Value

COMMON STOCKS: 100.1%
Netherlands: 9.3%
355,635	ASML Holding N.V. (USD)	$131,325,336
925,822	NXP Semiconductor N.V. (USD)	115,551,844
		246,877,180
Switzerland: 3.0%
2,561,282	STMicroelectronics N.V. (USD) †	78,605,745
Taiwan: 11.0%
3,601,207	Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	291,949,851
United States: 76.8%
1,560,303	Advanced Micro Devices, Inc. *	127,929,243
996,230	Analog Devices, Inc.	116,299,890
2,083,770	Applied Materials, Inc.	123,880,127
354,985	Broadcom, Inc.	129,328,135
820,395	Cadence Design Systems, Inc. *	87,478,719
2,988,855	Intel Corp.	154,762,912
430,159	KLA-Tencor Corp.	83,339,005
382,244	Lam Research Corp.	126,809,447
1,471,753	Marvell Technology Group Ltd.	58,428,594
785,616	Maxim Integrated Products, Inc.	53,115,498
643,078	Microchip Technology, Inc.	66,082,695
2,547,594	Micron Technology, Inc. *	119,635,014
402,637	NVIDIA Corp.	217,915,197
1,010,437	ON Semiconductor Corp. *	21,916,379
Number of Shares		Value

United States: (continued)
361,246	Qorvo, Inc. *	$46,604,346
1,120,893	Qualcomm, Inc.	131,906,688
542,871	Skyworks Solutions, Inc.	78,987,731
576,079	Teradyne, Inc.	45,775,237
914,980	Texas Instruments, Inc.	130,649,994
159,290	Universal Display Corp.	28,790,075
783,316	Xilinx, Inc.	81,652,860
		2,031,287,786
Total Common Stocks (Cost: $2,547,973,532)		2,648,720,562
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.3% (Cost: $8,908,520)
Money Market Fund: 0.3%
8,908,520	State Street Navigator Securities Lending Government Money Market Portfolio	8,908,520
Total Investments: 100.4% (Cost: $2,556,882,052)		2,657,629,082
Liabilities in excess of other assets: (0.4)%		(11,364,405)
NET ASSETS: 100.0%		$2,646,264,677

Definitions:

ADR	American Depositary Receipt
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $9,210,867.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Application Software	3.3%	$87,478,719
Semiconductor Equipment	19.3	511,129,152
Semiconductors	77.4	2,050,112,691
	100.0%	$2,648,720,562

The summary of inputs used to value the Fund’s investments as of September 30, 2020 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$2,648,720,562	$—	$—	$2,648,720,562
Money Market Fund	8,908,520	—	—	8,908,520
Total	$2,657,629,082	$—	$—	$2,657,629,082

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

20

VANECK VECTORS VIDEO GAMING AND ESPORTS ETF

SCHEDULE OF INVESTMENTS

September 30, 2020

Number of Shares		Value

COMMON STOCKS: 100.1%
China / Hong Kong: 18.3%
496,165	Bilibili, Inc. (ADR) *	$20,640,464
1,679,000	Kingsoft Corp. Ltd. * † #	8,458,944
53,475	NetEase, Inc. (ADR)	24,313,478
620,700	Tencent Holdings Ltd. #	41,924,440
		95,337,326
France: 3.0%
174,916	Ubisoft Entertainment SA * #	15,767,526
Japan: 23.1%
361,900	Bandai Namco Holdings, Inc. #	26,500,085
202,000	Capcom Co. Ltd. #	11,266,383
178,200	DeNa Co. Ltd. #	3,277,537
231,300	Konami Holdings Corp. † #	9,999,522
951,000	Nexon Co. Ltd. #	23,706,913
60,600	Nintendo Co. Ltd. #	34,320,328
175,100	Square Enix Holdings Co. Ltd. #	11,581,204
		120,651,972
Poland: 4.1%
197,881	CD Project SA * #	21,420,845
Singapore: 6.3%
213,261	Sea Ltd. (ADR) * †	32,850,724
South Korea: 6.3%
31,993	NCSoft Corp. #	22,047,435
76,562	Netmarble Corp. Reg S 144A * † #	10,831,805
		32,879,240
Sweden: 3.1%
444,592	Embracer Group AB * #	8,263,731
64,542	Stillfront Group AB * #	8,067,214
		16,330,945
Taiwan: 2.1%
2,362,000	Micro-Star International Co. Ltd. #	10,904,344
United States: 33.8%
348,850	Activision Blizzard, Inc.	28,239,407
431,416	Advanced Micro Devices, Inc. *	35,371,798
176,511	Electronic Arts, Inc. *	23,018,800
79,402	NVIDIA Corp.	42,973,950
143,240	Take-Two Interactive Software, Inc. *	23,666,113
2,500,621	Zynga, Inc. *	22,805,664
		176,075,732
Total Common Stocks (Cost: $393,123,079)		522,218,654
Number of Shares		Value

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.0% (Cost: $309)
Money Market Fund: 0.0%
309	State Street Navigator Securities Lending Government Money Market Portfolio	$309
Total Investments: 100.1% (Cost: $393,123,388)		522,218,963
Liabilities in excess of other assets: (0.1)%		(651,430)
NET ASSETS: 100.0%		$521,567,533

See Notes to Financial Statements

21

VANECK VECTORS VIDEO GAMING AND ESPORTS ETF

SCHEDULE OF INVESTMENTS

(continued)

Definitions:

ADR	American Depositary Receipt

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $50,298,117.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $268,338,256 which represents 51.4% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $10,831,805, or 2.1% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Communication Services	76.2%	$398,009,533
Consumer Discretionary	5.1	26,500,085
Information Technology	18.7	97,709,036
	100.0%	$522,218,654

The summary of inputs used to value the Fund’s investments as of September 30, 2020 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
China / Hong Kong	$44,953,942	$50,383,384	$—	$95,337,326
France	—	15,767,526	—	15,767,526
Japan	—	120,651,972	—	120,651,972
Poland	—	21,420,845	—	21,420,845
Singapore	32,850,724	—	—	32,850,724
South Korea	—	32,879,240	—	32,879,240
Sweden	—	16,330,945	—	16,330,945
Taiwan	—	10,904,344	—	10,904,344
United States	176,075,732	—	—	176,075,732
Money Market Fund	309	—	—	309
Total	$253,880,707	$268,338,256	$—	$522,218,963

See Notes to Financial Statements

22

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23

VANECK VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2020

	Biotech ETF	Environmental Services ETF	Gaming ETF	Pharmaceutical ETF

Assets:
Investments, at value
Unaffiliated issuers (1)(2)	$485,662,351	$30,766,291	$54,638,622	$234,580,292
Short-term investments held as collateral for securities loaned (3)	—	—	109	2,245,622
Cash	52,279	281,849	—	177,916
Cash denominated in foreign currency, at value (4)	—	—	12,472	—
Receivables:
Investment securities sold	4,050,403	6,376,489	112,793	—
Shares of beneficial interest sold	—	—	3,913,772	—
Dividends and interest	11,507	28,204	97,896	555,306
Prepaid expenses	6,550	1,325	1,330	3,946
Total assets	489,783,090	37,454,158	58,776,994	237,563,082

Liabilities:
Payables:
Investment securities purchased	—	3,592,195	3,810,544	—
Collateral for securities loaned	—	—	109	2,245,622
Line of credit	—	—	—	—
Shares of beneficial interest redeemed	4,050,139	2,978,951	—	—
Due to Adviser	131,557	887	12,432	57,054
Due to custodian	—	—	82,619	—
Deferred Trustee fees	48,779	2,702	6,805	28,323
Accrued expenses	102,404	63,579	71,628	82,759
Total liabilities	4,332,879	6,638,314	3,984,137	2,413,758
NET ASSETS	$485,450,211	$30,815,844	$54,792,857	$235,149,324
Shares outstanding	2,996,503	310,000	1,400,000	3,788,138
Net asset value, redemption and offering price per share	$162.01	$99.41	$39.14	$62.08

Net Assets consist of:
Aggregate paid in capital	$522,864,905	$41,336,755	$64,959,986	$332,307,287
Total distributable earnings (loss)	(37,414,694)	(10,520,911)	(10,167,129)	(97,157,963)
NET ASSETS	$485,450,211	$30,815,844	$54,792,857	$235,149,324
(1) Value of securities on loan	$21,317,642	$229,633	$7,905,823	$4,386,374
(2) Cost of investments	$440,417,849	$28,051,126	$50,990,791	$262,480,657
(3) Cost of short-term investments held as collateral for securities loaned	$—	$—	$109	$2,245,622
(4) Cost of cash denominated in foreign currency	$—	$—	$12,463	$—

See Notes to Financial Statements

24

Retail ETF	Semiconductor ETF	Video Gaming and eSports ETF

$182,023,326	$2,648,720,562	$522,218,654
—	8,908,520	309
—	—	470,118
—	—	127,266

—	87,217,025	192,830
—	34,886,904	935
47,057	2,389,718	173,492
2,641	13,114	3,967
182,073,024	2,782,135,843	523,187,571

—	17,440,624	898,473
—	8,908,520	309
—	3,984,928	476,860
—	104,658,387	—
34,930	676,311	175,254
115,366	15,203	—
6,820	42,635	339
64,124	144,558	68,803
221,240	135,871,166	1,620,038
$181,851,784	$2,646,264,677	$521,567,533
1,221,531	15,170,937	8,500,000
$148.87	$174.43	$61.36

$171,138,305	$2,601,629,377	$393,563,000
10,713,479	44,635,300	128,004,533
$181,851,784	$2,646,264,677	$521,567,533
$1,536,824	$9,210,867	$50,298,117
$162,127,027	$2,547,973,532	$393,123,079
$—	$8,908,520	$309
$—	$—	$127,266

See Notes to Financial Statements

25

VANECK VECTORS ETF TRUST

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2020

	Biotech ETF	Environmental Services ETF	Gaming ETF	Pharmaceutical ETF

Income:
Dividends	$3,018,101	$330,987	$687,362	$4,402,731
Interest	261	193	171	238
Securities lending income	45,614	18,977	10,807	27,601
Foreign taxes withheld	(13,813)	(4,192)	(14,736)	(217,388)
Total income	3,050,163	345,965	683,604	4,213,182

Expenses:
Management fees	1,411,239	169,331	165,791	705,625
Professional fees	68,721	70,310	70,443	66,794
Custody and accounting fees	29,245	27,356	39,184	30,143
Reports to shareholders	24,675	10,586	12,017	17,846
IOPV fees	5,712	—	5,509	4,062
Trustees’ fees and expenses	12,423	317	176	5,247
Registration fees	4,594	6,901	5,169	5,576
Transfer agent fees	200	200	200	200
Insurance	8,938	1,702	1,685	5,368
Interest	11,006	—	508	7,948
Other	5,320	1,000	3,779	2,933
Total expenses	1,582,073	287,703	304,461	851,742
Waiver of management fees	(160,681)	(101,413)	(88,120)	(138,347)
Net expenses	1,421,392	186,290	216,341	713,395
Net investment income	1,628,771	159,675	467,263	3,499,787

Net realized gain (loss) on:
Investments	(40,769,794)	(6,015,068)	(3,697,559)	(19,412,913)
In-kind redemptions	44,343,087	4,232,201	2,339,895	23,762,097
Capital gain distributions received	—	—	787	—
Foreign currency transactions and foreign denominated assets and liabilities	—	4	(7,958)	—
Net realized gain (loss)	3,573,293	(1,782,863)	(1,364,835)	4,349,184

Net change in unrealized appreciation (depreciation) on:
Investments	111,943,737	239,751	8,613,829	20,416,513
Foreign currency transactions and foreign denominated assets and liabilities	—	—	1,918	—
Net change in unrealized appreciation (depreciation)	111,943,737	239,751	8,615,747	20,416,513
Net Increase (Decrease) in Net Assets Resulting from Operations	$117,145,801	$(1,383,437)	$7,718,175	$28,265,484

See Notes to Financial Statements

26

Retail ETF	Semiconductor ETF	Video Gaming and eSports ETF

$1,406,636	$33,430,296	$1,221,565
326	6,455	255
1,960	141,409	48,004
—	(2,034,079)	(128,229)
1,408,922	31,544,081	1,141,595

375,184	6,658,157	935,048
67,115	68,475	67,359
28,561	52,200	45,093
16,075	90,305	21,606
5,656	5,711	3,381
3,245	64,480	8,558
5,172	6,111	9,272
200	200	200
3,628	15,240	2,436
270	18,870	2,324
1,689	22,791	1,557
506,795	7,002,540	1,096,834
(131,054)	(345,202)	(59,209)
375,741	6,657,338	1,037,625
1,033,181	24,886,743	103,970

(4,786,723)	(49,967,925)	(906,768)
12,056,803	589,773,697	—
—	—	—

—	—	(19,565)
7,270,080	539,805,772	(926,333)

24,679,366	193,386,180	126,217,930

—	—	(633)
24,679,366	193,386,180	126,217,297
$32,982,627	$758,078,695	$125,394,934

See Notes to Financial Statements

27

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Biotech ETF		Environmental Services ETF
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019
Operations:
Net investment income	$1,628,771	$1,220,768	$159,675	$138,740
Net realized gain (loss)	3,573,293	(5,451,394)	(1,782,863)	3,118,604
Net change in unrealized appreciation (depreciation)	111,943,737	(54,057,304)	239,751	(1,067,809)
Net increase (decrease) in net assets resulting from operations	117,145,801	(58,287,930)	(1,383,437)	2,189,535

Distributions to shareholders:
From distributable earnings	(1,250,208)	(1,899,023)	(165,025)	(95,100)

Share transactions:*
Proceeds from sale of shares	195,549,299	45,900,271	12,786,779	29,326,383
Cost of shares redeemed	(144,293,768)	(143,308,258)	(16,911,063)	(19,092,505)
Increase (decrease) in net assets resulting from share transactions	51,255,531	(97,407,987)	(4,124,284)	10,233,878
Total increase (decrease) in net assets	167,151,124	(157,594,940)	(5,672,746)	12,328,313
Net Assets, beginning of year	318,299,087	475,894,027	36,488,590	24,160,277
Net Assets, end of year	$485,450,211	$318,299,087	$30,815,844	$36,488,590

* Shares of Common Stock Issued (no par value)
Shares sold	1,275,000	400,000	130,000	300,000
Shares redeemed	(975,000)	(1,200,000)	(170,000)	(200,000)
Net increase (decrease)	300,000	(800,000)	(40,000)	100,000

See Notes to Financial Statements

28

Gaming ETF		Pharmaceutical ETF
Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019

$467,263	$769,118	$3,499,787	$3,577,677
(1,364,835)	(2,157,504)	4,349,184	(36,404,108)
8,615,747	285,460	20,416,513	7,257,515
7,718,175	(1,102,926)	28,265,484	(25,568,916)

(800,020)	(849,750)	(3,321,670)	(3,869,339)

33,435,454	3,636,558	388,323,148	147,451,491
(9,359,864)	(3,726,047)	(319,778,063)	(252,397,944)

24,075,590	(89,489)	68,545,085	(104,946,453)
30,993,745	(2,042,165)	93,488,899	(134,384,708)
23,799,112	25,841,277	141,660,425	276,045,133
$54,792,857	$23,799,112	$235,149,324	$141,660,425

1,000,000	100,000	6,450,000	2,550,000
(250,000)	(100,000)	(5,150,000)	(4,350,000)
750,000	—	1,300,000	(1,800,000)

See Notes to Financial Statements

29

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Retail ETF		Semiconductor ETF

	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019
Operations:
Net investment income	$1,033,181	$1,128,265	$24,886,743	$17,752,181
Net realized gain (loss)	7,270,080	2,451,083	539,805,772	113,864,810
Net change in unrealized appreciation (depreciation)	24,679,366	(8,435,510)	193,386,180	17,079,544
Net increase in net assets resulting from operations	32,982,627	(4,856,162)	758,078,695	148,696,535

Distributions to shareholders:
From distributable earnings	(950,056)	(1,300,386)	(19,250,343)	(14,202,995)

Share transactions:*
Proceeds from sale of shares	145,515,451	52,873,806	13,726,301,764	19,302,146,323
Cost of shares redeemed	(66,852,325)	(111,684,252)	(13,179,602,021)	(19,291,227,031)
Increase in net assets resulting from share transactions	78,663,126	(58,810,446)	546,699,743	10,919,292
Total increase in net assets	110,695,697	(64,966,994)	1,285,528,095	145,412,832
Net Assets, beginning of period	71,156,087	136,123,081	1,360,736,582	1,215,323,750
Net Assets, end of period	$181,851,784	$71,156,087	$2,646,264,677	$1,360,736,582

* Shares of Common Stock Issued (no par value)
Shares sold	1,150,000	500,000	99,350,000	188,800,000
Shares redeemed	(550,000)	(1,100,000)	(95,600,000)	(188,800,000)
Net increase	600,000	(600,000)	3,750,000	—

*	Commencement of operations

See Notes to Financial Statements

30

Video Gaming and eSports ETF
Year Ended September 30, 2020	For the Period October 16, 2018* through September 30, 2019

$103,970	$64,985
(926,333)	(205,932)
126,217,297	2,877,646
125,394,934	2,736,699

(125,100)	(2,000)

357,494,489	36,068,511
—	—
357,494,489	36,068,511
482,764,323	38,803,210
38,803,210	—
$521,567,533	$38,803,210

7,350,000	1,150,000
—	—
7,350,000	1,150,000

See Notes to Financial Statements

31

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Biotech ETF
	For the Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$118.04	$136.11	$134.17	$115.25	$114.45
Income from investment operations:
Net investment income	0.59 (a)	0.39 (a)	0.52 (a)	0.58 (a)	0.33
Net realized and unrealized gain (loss) on investments	43.85	(17.91)	2.10 (d)	18.67	0.81
Total from investment operations	44.44	(17.52)	2.62	19.25	1.14
Less:
Dividends from net investment income	(0.47)	(0.55)	(0.68)	(0.33)	(0.34)
Net asset value, end of year	$162.01	$118.04	$136.11	$134.17	$115.25
Total return (b)	37.71%	(12.84)%	2.00%	16.77%	0.97%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$485,450	$318,299	$475,894	$717,330	$598,914
Ratio of gross expenses to average net assets	0.39%	0.40%	0.40%	0.39%	0.40%
Ratio of net expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net expenses to average net assets excluding interest expense	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets	0.40%	0.31%	0.41%	0.48%	0.29%
Portfolio turnover rate (c)	40%	24%	30%	27%	41%

	Environmental Services ETF
	For the Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$104.25	$96.64	$86.02	$69.68	$58.37
Income from investment operations:
Net investment income	0.46 (a)	0.46 (a)	0.42 (a)	0.66 (a)	0.63
Net realized and unrealized gain (loss) on investments	(4.83)	7.47	10.98	16.21	11.36
Total from investment operations	(4.37)	7.93	11.40	16.87	11.99
Less:
Dividends from net investment income	(0.47)	(0.32)	(0.78)	(0.53)	(0.68)
Net asset value, end of year	$99.41	$104.25	$96.64	$86.02	$69.68
Total return (b)	(4.23)%	8.30%	13.36%	24.31%	20.75%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$30,816	$36,489	$24,160	$17,204	$17,420
Ratio of gross expenses to average net assets	0.85%	0.81%	0.98%	0.95%	0.93%
Ratio of net expenses to average net assets	0.55%	0.55%	0.56%	0.55%	0.55%
Ratio of net expenses to average net assets excluding interest expense	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	0.47%	0.47%	0.47%	0.86%	1.00%
Portfolio turnover rate (c)	38%	20%	24%	20%	40%

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(d)	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

See Notes to Financial Statements

32

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Gaming ETF
	For the Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$36.61	$39.76	$42.61	$36.15	$29.82
Income from investment operations:
Net investment income (a)	0.51	1.07	1.03	1.13	0.94
Net realized and unrealized gain (loss) on investments	3.25	(3.09)	(2.80)	6.40	6.69
Total from investment operations	3.76	(2.02)	(1.77)	7.53	7.63
Less:
Dividends from net investment income	(1.23)	(1.13)	(1.08)	(1.07)	(1.30)
Net asset value, end of year	$39.14	$36.61	$39.76	$42.61	$36.15
Total return (b)	10.03%	(4.73)%	(4.51)%	21.58%	26.23%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$54,793	$23,799	$25,841	$23,436	$19,881
Ratio of gross expenses to average net assets	0.92%	0.94%	0.86%	0.94%	0.93%
Ratio of net expenses to average net assets	0.65%	0.66%	0.66%	0.65%	0.67%
Ratio of net expenses to average net assets excluding interest expense	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	1.41%	2.92%	2.24%	2.97%	2.88%
Portfolio turnover rate (c)	29%	20%	31%	22%	29%

	Pharmaceutical ETF
	For the Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$56.93	$64.37	$57.75	$57.44	$63.01
Income from investment operations:
Net investment income (a)	1.06	1.04	1.01	1.18	1.24
Net realized and unrealized gain (loss) on investments	5.14	(7.37)	6.62	0.26	(5.41)
Total from investment operations	6.20	(6.33)	7.63	1.44	(4.17)
Less:
Dividends from net investment income	(1.05)	(1.11)	(1.01)	(1.13)	(1.40)
Net asset value, end of year	$62.08	$56.93	$64.37	$57.75	$57.44
Total return (b)	11.02%	(9.88)%	13.42%	2.59%	(6.72)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$235,149	$141,660	$276,045	$285,190	$231,938
Ratio of gross expenses to average net assets	0.42%	0.43%	0.43%	0.40%	0.41%
Ratio of net expenses to average net assets	0.35%	0.36%	0.36%	0.35%	0.35%
Ratio of net expenses to average net assets excluding interest expense	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets	1.74%	1.77%	1.70%	2.14%	2.04%
Portfolio turnover rate (c)	18%	21%	18%	40%	25%

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.

See Notes to Financial Statements

33

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Retail ETF
	For the Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$114.49	$111.44	$81.42	$78.02	$73.57
Income from investment operations:
Net investment income (a)	1.22	1.31	1.13	1.15	0.93
Net realized and unrealized gain on investments	34.25	2.72	30.32	3.64	5.27
Total from investment operations	35.47	4.03	31.45	4.79	6.20
Less:
Dividends from net investment income	(1.09)	(0.98)	(1.43)	(1.39)	(1.75)
Net asset value, end of year	$148.87	$114.49	$111.44	$81.42	$78.02
Total return (b)	31.22%	3.82%	39.01%	6.25%	8.42%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$181,852	$71,156	$136,123	$58,746	$118,706
Ratio of gross expenses to average net assets	0.47%	0.48%	0.52%	0.50%	0.43%
Ratio of net expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net expenses to average net assets excluding interest expense	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets	0.96%	1.25%	1.15%	1.46%	1.22%
Portfolio turnover rate (c)	12%	9%	16%	17%	9%

	Semiconductor ETF
	For the Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$119.14	$106.41	$93.34	$69.36	$49.97
Income from investment operations:
Net investment income (a)	1.88	1.75	1.19	1.10	0.82
Net realized and unrealized gain on investments	55.53	12.62	13.28	23.46	19.67
Payment from Adviser	—	—	—	—	0.04 (d)
Total from investment operations	57.41	14.37	14.47	24.56	20.53
Less:
Dividends from net investment income	(2.12)	(1.64)	(1.40)	(0.58)	(1.14)
Net asset value, end of year	$174.43	$119.14	$106.41	$93.34	$69.36
Total return (b)	48.60%	14.09%	15.61%	35.63%	41.73%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$2,646,265	$1,360,737	$1,215,324	$800,053	$577,130
Ratio of gross expenses to average net assets	0.37%	0.39%	0.39%	0.38%	0.41%
Ratio of net expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.36%
Ratio of net expenses to average net assets excluding interest expense	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets	1.31%	1.68%	1.14%	1.38%	1.45%
Portfolio turnover rate (c)	14%	19%	23%	22%	53%

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(d)	For the year ended September 30, 2016, 0.06% of total return, representing $0.04 per share, consisted of a payment by the Adviser (See Note 3).

See Notes to Financial Statements

34

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Video Gaming and eSports ETF
		For the Period
	For the	October 16,
	Year Ended	2018(f) through
	September 30,	September 30,
	2020	2019
Net asset value, beginning of period	$33.74	$30.88
Income from investment operations:
Net investment income (a)	0.03	0.12
Net realized and unrealized gain on investments	27.67	2.75
Total from investment operations	27.70	2.87
Less:
Dividends from net investment income	(0.08)	(0.01)
Net asset value, end of period	$61.36	$33.74
Total return (b)	82.25%	9.31	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$521,568	$38,803
Ratio of gross expenses to average net assets	0.58%	0.99	%(d)
Ratio of net expenses to average net assets	0.55%	0.55	%(d)
Ratio of net expenses to average net assets excluding interest expense	0.55%	0.55	%(d)
Ratio of net investment income to average net assets	0.06%	0.38	%(d)
Portfolio turnover rate (e)	25%	27	%(c)

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not Annualized
(d)	Annualized
(e)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(f)	Commencement of operations

See Notes to Financial Statements

35

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2020

Note 1—Fund Organization—VanEck Vectors ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and offers multiple investment portfolios, each of which represents a separate series of the Trust. These financial statements relate only to the investment portfolios listed in the diversification table below (each a “Fund” and, collectively, the “Funds”).

Fund	Diversification Classification
Biotech ETF	Non-Diversified
Environmental Services ETF	Non-Diversified
Gaming ETF	Non-Diversified
Pharmaceutical ETF	Non-Diversified
Retail ETF	Non-Diversified
Semiconductor ETF	Non-Diversified
Video Gaming and eSports ETF	Non-Diversified

Each Fund was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in approximately the same weighting as their index.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and follow accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services—Investment Companies.

The following summarizes the Funds’ significant accounting policies.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are considered to be Level 1 in the fair value hierarchy. The Pricing Committee of Van Eck Associates Corporation (the “Adviser”) provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes they do not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Funds’ valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.
36

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Funds’ investments are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually by each Fund (except for dividends from net investment income on Pharmaceutical ETF, which are declared and paid quarterly). Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statements of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

E.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

F.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that
37

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

counterparty based on the terms of the agreements. The Funds may pledge or receive cash and or securities as collateral for derivative instruments and securities lending. For financial reporting purposes, the Funds present securities lending assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Cash collateral received for securities lending in the form of money market fund investments, if any, at September 30, 2020 is presented in the Schedules of Investments and in the Statements of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).

G.	Other—Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned.

The Funds earn interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income in the Statements of Operations.

The character of distributions received from certain investments may be comprised of net investment income, capital gains, and return of capital. It is the Funds’ policy to estimate the character of distributions received from these investments based on historical data if actual amounts are not available. After each calendar year end, these investments report the actual tax character of these distributions. Differences between the estimated and actual amounts are reflected in the Funds’ records in the year in which they are reported by adjusting the related cost basis of investments, capital gains and income, as necessary.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of each Fund’s average daily net assets. The Adviser has agreed, until at least February 1, 2021, to waive management fees and assume expenses to prevent each Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding the expense limitations listed in the table below.

The management fee rates and expense limitations for the year ended September 30, 2020, are as follows:

	Management	Expense
Fund	Fees Rates	Limitations
Biotech ETF	0.35%	0.35%
Environmental Services ETF	0.50	0.55
Gaming ETF	0.50	0.65
Pharmaceutical ETF	0.35	0.35
Retail ETF	0.35	0.35
Semiconductor ETF	0.35	0.35
Video Gaming and eSports ETF	0.50	0.55

Refer to the Statements of Operations for amounts waived/assumed by the Adviser.

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ distributor (the “Distributor”). Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

During the year ended September 30, 2016, the Adviser voluntarily reimbursed the Semiconductor ETF $340,000 for transactional losses. The per share and total return impact to the Fund is reflected in the Financial Highlights.

Effective November 4, 2019, State Street Bank and Trust Company is the Funds’ custodian, securities lending agent and transfer agent. Prior to November 4, 2019, Bank of New York Mellon provided these services to the Funds.

For the year ended September 30, 2020, there were offsets to custodian fees under an expense offset agreement and these amounts are reflected in custody expense in the Statements of Operations.

38

Note 4—Capital Share Transactions—As of September 30, 2020, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Fund shares are not individually redeemable and are issued and redeemed at their net asset value per share only through certain authorized broker-dealers (“Authorized Participants”) in blocks of shares (“Creation Units”), or multiples thereof, as follows:

Fund	Creation Units
Biotech ETF*	25,000
Environmental Services ETF*	25,000
Gaming ETF*	25,000
Pharmaceutical ETF	50,000
Retail ETF	50,000
Semiconductor ETF	50,000
Video Gaming and eSports ETF	50,000

*	Effective September 1, 2020 Creation Units changed from 50,000 to 25,000 shares.

The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index (“Deposit Securities”) plus a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Cash may also be substituted in an amount equivalent to the value of certain Deposit Securities, generally as a result of market circumstances, or when the securities are not available in sufficient quantity for delivery, or are not eligible for trading by the Authorized Participant. The Funds may issue Creation Units in advance of receipt of Deposit Securities subject to various conditions, including, for the benefit of the Funds, a requirement to maintain cash collateral on deposit at the custodian equal to at least 115% of the daily marked to market value of the missing Deposit Securities.

Authorized Participants purchasing and redeeming Creation Units may pay transaction fees directly to the transfer agent. In addition, the Funds may impose certain variable fees for creations and redemptions with respect to transactions in Creation Units for cash, or on transactions effected outside the clearing process, which are treated as increases in capital. These variable fees, if any, are reflected in share transactions in the Statements of Changes in Net Assets.

Note 5—Investments—For the year ended September 30, 2020, purchases and sales of investments (excluding short-term investments and in-kind capital share transactions) and purchases and sales of investments resulting from in-kind capital share transactions (excluding short-term investments) were as follows:

			In-kind Capital Share Transactions
Fund	Purchases	Sales	Purchases	Sales
Biotech ETF	$160,463,971	$163,088,286	$191,607,417	$137,136,837
Environmental Services ETF	12,995,337	15,595,338	12,784,674	14,312,415
Gaming ETF	12,399,952	9,772,229	33,230,698	12,255,536
Pharmaceutical ETF	37,165,797	37,060,417	350,007,325	281,495,236
Retail ETF	12,694,656	15,550,957	145,519,780	63,792,606
Semiconductor ETF	279,532,245	267,992,654	9,113,947,128	8,570,483,528
Video Gaming and eSports ETF	82,235,388	48,271,270	324,165,502	—

Note 6—Income Taxes—As of September 30, 2020, for Federal income tax purposes, the identified cost of investments owned, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments owned were as follows:

		Gross	Gross	Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation
Fund	Investments	Appreciation	Depreciation	(Depreciation)
Biotech ETF	$441,117,913	$76,559,861	$(32,015,423)	$44,544,438
Environmental Services ETF	28,052,504	3,997,490	(1,283,701)	2,713,789
Gaming ETF	52,224,520	8,077,279	(5,663,068)	2,414,211
Pharmaceutical ETF	264,875,886	10,019,152	(38,069,122)	(28,049,970)
Retail ETF	162,145,330	26,394,450	(6,516,454)	19,877,996
Semiconductor ETF	2,556,882,052	183,223,077	(82,476,047)	100,747,030
Video Gaming and eSports ETF	394,192,783	131,785,656	(3,759,477)	128,026,180
39

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

At September 30, 2020, the components of distributable earnings (loss) on a tax basis, for each Fund, were as follows:

	Undistributed	Accumulated	Other	Net Unrealized	Total
	Ordinary	Capital	Temporary	Appreciation	Distributable
Fund	Income	Losses	Differences	(Depreciation)	Earnings (Loss)
Biotech ETF	$1,162,803	$(83,073,156)	$(48,779)	$44,544,438	$(37,414,694)
Environmental Services ETF	99,096	(13,331,095)	(2,701)	2,713,789	(10,520,911)
Gaming ETF	325,168	(12,900,594)	(6,805)	2,415,102	(10,167,129)
Pharmaceutical ETF	888,954	(69,968,625)	(28,322)	(28,049,970)	(97,157,963)
Retail ETF	614,848	(9,772,545)	(6,820)	19,877,996	10,713,479
Semiconductor ETF	19,750,196	(75,819,291)	(42,635)	100,747,030	44,635,300
Video Gaming and eSports ETF	869,436	(890,112)	(339)	128,025,548	128,004,533

The tax character of dividends paid to shareholders during the years ended September 30, 2020 and September 30, 2019 was as follows:

	2020	2019
	Ordinary	Ordinary
	Income	Income
Fund	Dividends	Dividends
Biotech ETF	$1,250,208	$1,899,023
Environmental Services ETF	165,025	95,100
Gaming ETF	800,020	849,750
Pharmaceutical ETF	3,321,670	3,869,339
Retail ETF	950,056	1,300,386
Semiconductor ETF	19,250,343	14,202,995
Video Gaming and eSports ETF	125,100	2,000

At September 30, 2020, the Funds had capital loss carryforwards available to offset future capital gains as follows:

	Short-Term	Long-Term
	Capital Losses	Capital Losses
Fund	with No Expiration	with No Expiration	Total
Biotech ETF	$(5,870,462)	$(77,202,694)	$(83,073,156)
Environmental Services ETF	(4,230,864)	(9,100,231)	(13,331,095)
Gaming ETF	(3,465,157)	(9,435,437)	(12,900,594)
Pharmaceutical ETF	(3,967,224)	(66,001,401)	(69,968,625)
Retail ETF	(2,692,096)	(7,080,449)	(9,772,545)
Semiconductor ETF	(61,040,390)	(14,778,901)	(75,819,291)
Video Gaming and eSports ETF	(724,941)	(165,171)	(890,112)

During the period ended September 30, 2020, as a result of permanent book to tax differences primarily due to the tax treatment of in-kind redemptions, the Funds incurred differences that affected distributable earnings (loss) and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

	Increase	Increase
	(Decrease) in	(Decrease)
	Distributable	in Aggregate
Fund	Earnings (Loss)	Paid in Capital
Biotech ETF	$(41,825,656)	$41,825,656
Environmental Services ETF	(4,222,183)	4,222,183
Gaming ETF	(2,171,228)	2,171,228
Pharmaceutical ETF	(21,837,097)	21,837,097
Retail ETF	(12,055,639)	12,055,639
Semiconductor ETF	(589,711,560)	589,711,560
Video Gaming and eSports ETF	—	—

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in

40

certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements. However, certain Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended September 30, 2020, the Funds did not incur any interest or penalties.

Note 7—Principal Risks—Non-diversified funds generally hold securities of fewer issuers than diversified funds (See Note 1) and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse political and economic developments and local/regional conflicts or natural or other disasters, such as the recent coronavirus outbreak. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

A recent outbreak of respiratory disease caused by a novel coronavirus, which was first detected in China in December 2019, has subsequently spread internationally and has been declared a pandemic by the World Health Organization. The coronavirus has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, loss of life, as well as general concern and uncertainty. The coronavirus has already negatively impacted the economies of many nations, individual companies, and the market. This pandemic is expected to have a continued impact in ways that cannot necessarily be foreseen presently.

A more complete description of risks is included in each Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with the securities lending agent. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value on the securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statements of Operations. Cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Funds’ Schedules of Investments or Statements of Assets and Liabilities as it is held by the agent on behalf of the Funds, and the Funds do not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related collateral, if any, at September 30, 2020 are presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities. The following is a summary of the Funds’ securities on loan and related collateral as of September 30, 2020:

41

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

	Market Value
	of Securities	Cash	Non-Cash	Total
Fund	on Loan	Collateral	Collateral	Collateral
Biotech ETF	$21,317,642	$—	$21,725,290	$21,725,290
Environmental Services ETF	229,633	—	240,092	240,092
Gaming ETF	7,905,823	109	8,068,278	8,068,387
Pharmaceutical ETF	4,386,374	2,245,622	2,235,647	4,481,269
Retail ETF	1,536,824	—	1,614,114	1,614,114
Semiconductor ETF	9,210,867	8,908,520	493,419	9,401,939
Video Gaming and eSports ETF	50,298,117	309	53,020,808	53,021,117

The following table presents money market fund investments held as collateral by type of security on loan as of September 30, 2020:

Gross Amount of Recognized Liabilities for Securities Lending Transactions* in the Statements of Assets and Liabilities
Fund	Equity Securities
Gaming ETF	$109
Pharmaceutical ETF	2,245,622
Semiconductor ETF	8,908,520
Video Gaming and eSports ETF	309

*	Remaining contractual maturity: overnight and continuous

Note 10—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing for the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds based on prevailing market rates in effect at the time of borrowings. During the year ended September 30, 2020, the following Funds borrowed under this Facility:

	Days	Average Daily	Average
Fund	Outstanding	Loan Balance	Interest Rate
Biotech ETF	171	$924,253	1.73%
Environmental Services ETF*	72	1,127,562	1.72
Gaming ETF	46	173,214	2.39
Pharmaceutical ETF	279	519,627	2.19
Retail ETF	50	179,889	2.26
Semiconductor ETF	182	1,734,924	2.10
Video Gaming and eSports ETF	132	394,467	1.76

*	The custodian voluntarily waived interest expense for this borrowing activity in the amount of $3,793 during the year ended September 30, 2020.

Outstanding loan balances as of September 30, 2020, if any, are reflected in the Statements of Assets and Liabilities.

Note 11—Recent Accounting Pronouncements—The Funds adopted all provisions of the Accounting Standards Update No. 2018-13, Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) that eliminate and modify certain disclosure requirements for fair value measurements. Based on management’s evaluation, the adoption of the ASU 2018-13 had no material impact on the financial statements and related disclosures.

Note 12—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

42

VANECK VECTORS ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of VanEck Vectors Biotech ETF, VanEck Vectors Environmental Services ETF, VanEck Vectors Gaming ETF, VanEck Vectors Pharmaceutical ETF, VanEck Vectors Retail ETF, VanEck Vectors Semiconductor ETF and VanEck Vectors Video Gaming and eSports ETF and the Board of Trustees of VanEck Vectors ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of VanEck Vectors Biotech ETF, VanEck Vectors Environmental Services ETF, VanEck Vectors Gaming ETF, VanEck Vectors Pharmaceutical ETF, VanEck Vectors Retail ETF, VanEck Vectors Semiconductor ETF and VanEck Vectors Video Gaming and eSports ETF (collectively referred to as the “Funds”) (seven of the series constituting VanEck Vectors ETF Trust (the “Trust”)), including the schedules of investments, as of September 30, 2020, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (seven of the series constituting VanEck Vectors ETF Trust) at September 30, 2020, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the VanEck Vectors ETF Trust	Statement of operations	Statements of changes in net assets	Financial highlights

VanEck Vectors Biotech ETF	For the year ended September 30, 2020	For each of the two years in the period ended September 30, 2020	For each of the five years in the period ended September 30, 2020
VanEck Vectors Environmental Services ETF

VanEck Vectors Gaming ETF

VanEck Vectors Pharmaceutical ETF

VanEck Vectors Retail ETF

VanEck Vectors Semiconductor ETF
VanEck Vectors Video Gaming and eSports ETF	For the year ended September 30, 2020	For the year ended September 30, 2020 and the period October 16, 2018 (commencement of operations) through September 30, 2019	For the year ended September 30, 2020 and the period October 16, 2018 (commencement of operations) through September 30, 2019

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and

43

VANECK VECTORS ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(continued)

brokers or by other appropriate auditing procedures where replies from broker were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, New York

November 23, 2020

44

VANECK VECTORS ETF TRUST

TAX INFORMATION

(unaudited)

The information set forth below relates to distributions paid during each Fund’s current fiscal year as required by federal laws. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund.

Accordingly, the information needed by shareholders for calendar year 2020 income tax purposes will be sent to them in early 2021. Please consult your tax advisor for proper treatment of this information.

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2020:

								Video
	Biotech		Environmental	Gaming		Retail	Semiconductor	Gaming
	ETF		Services ETF	ETF		ETF	ETF	and eSports
Record Date	12/24/2019		12/24/2019	12/24/2019		12/24/2019	12/24/2019	12/24/2019
Ex Date	12/23/2019		12/23/2019	12/23/2019		12/23/2019	12/23/2019	12/23/2019
Payable Date	12/30/2019		12/30/2019	12/30/2019		12/30/2019	12/30/2019	12/30/2019
Amount Paid Per Share	$0.047240		$0.471500	$1.230800		$1.090100	$2.122200	$0.083400

Ordinary Income:
Qualified Dividend Income for Individuals		100.00%	100.00%	63.71	%*	100.00%	66.78%	100.00	%*
Dividends Qualifying for the Dividends Received Deduction for Corporations		100.00%	100.00%	23.33	%*	100.00%	52.75%	12.12	%*
Foreign Source Income	—		—	64.92	%*	—	—	64.97	%*
Foreign Taxes Paid Per Share	$—		$—	$0.020989	**	$—	$—	$0.012329	**

	Pharmaceutical ETF
Record Date	10/02/2019		12/31/2019	04/02/2020		07/02/2020
Ex Date	10/01/2019		12/30/2019	04/01/2020		07/01/2020
Payable Date	10/07/2019		01/06/2020	04/07/2020		07/08/2020
Amount Paid Per Share	$0.292000		$0.172900	$0.337400		$0.249300

Ordinary Income:
Qualified Dividend Income for Individuals	100.00	%*	100.00%		100.00%	100.00%
Dividends Qualifying for the Dividends Received Deduction for Corporations	59.27	%*	82.60%		59.76%	59.76%
Foreign Source Income	—		—	—		—
Foreign Taxes Paid Per Share	$—		$—	$—		$—

*	Expressed as a percentage of the cash distribution grossed up for foreign taxes.
**	The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

45

VANECK VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

September 30, 2020 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held Outside the Fund Complex[3] During Past Five Years
Independent Trustees
David H. Chow, 1957*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/ strategy consulting firm and Registered Investment Adviser), March 1999 to present.	55	Director, Forward Management LLC and Audit Committee Chairman, May 2008 to June 2015; Trustee, Berea College of Kentucky, May 2009 to present and currently Chairman of the Investment Committee; Member of the Governing Council of the Independent Directors Council, October 2012 to present; President, July 2013 to June 2015, and Board Member of the CFA Society of Stamford, July 2009 to present; Trustee, MainStay Fund Complex[4], January 2016 to present and currently Chairman of the Risk and Compliance Committee.

Laurie A. Hesslein, 1959*†	Trustee	Since 2019	Citigroup, Managing Director, and Business Head, Local Consumer Lending North America, and CEO and President, CitiFinancial Servicing LLC (2013 - 2017).	55	Trustee, Eagle Growth and Income Opportunities Fund; Trustee, THL Credit Senior Loan Fund.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle).	66	Chairman and Independent Director, EULAV Asset Management; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.

Peter J. Sidebottom, 1962*†	Trustee	Since 2012	Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to present; Partner, PWC/Strategy & Financial Services Advisory, February 2015 to March 2017; Founder and Board Member, AspenWoods Risk Solutions, September 2013 to February 2016; Independent consultant, June 2013 to February 2015; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012.	55	Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to 2016.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	President and CEO, SmartBrief, LLC (business media company).	66	Director, Food and Friends, Inc.

Interested Trustee
Jan F. van Eck, 1963[5]	Trustee, Chief Executive Officer and President	Trustee (Since 2006); Chief Executive Officer and President (Since 2009)	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust	66	Director, National Committee on US-China Relations.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
[4]	The MainStay Fund Complex consists of MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund.
[5]	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of VEAC, VEARA and VESC.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.
46

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officer Information
Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate, Clifford Chance US LLP.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 2006	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of VEAC.

Henry Glynn, 1983	Assistant Vice President	Since 2018	Head of ETF Capital Markets Europe of Van Eck Switzerland AG. Formerly, Member of the Capital Markets team at Vanguard Group.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Nicholas Jackson, 1974	Assistant Vice President	Since 2018	Vice President, Business Development of VanEck Australia Pty Ltd.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

Matthew McKinnon, 1970	Assistant Vice President	Since 2018	Head of Business Development of Asia Pacific of VanEck Australia Pty Ltd. Formerly, Director, Intermediaries and Institutions of VanEck Australia Pty Ltd.

Arian Neiron, 1979	Vice President	Since 2018	Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd.; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC; Manager, Portfolio Administration of VEAC and VEARA. Officer of other investment companies advised by VEAC and VEARA.

Adam Phillips, 1970	Vice President	Since 2018	ETF Chief Operating Officer of VEAC; Director of other companies affiliated with VEAC.

Philipp Schlegel, 1974	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (Since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

[1]	The address for each Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Officers are elected yearly by the Trustees.
47

VANECK VECTORS ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

September 30, 2020 (unaudited)

At a meeting held on June 11, 2020 (the “Renewal Meeting”), the Board of Trustees (the “Board”) of VanEck Vectors® ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), approved the continuation of the investment management agreements between the Trust and Van Eck Associates Corporation (the “Adviser”) (the “Investment Management Agreements”) with respect to the VanEck Vectors Biotech ETF, Environmental Services ETF, Gaming ETF, Long/Flat Trend ETF (formerly NDR CMG Long/Flat Allocation ETF), Morningstar Durable Dividend ETF, Morningstar Global Wide Moat ETF, Morningstar International Moat ETF, Morningstar Wide Moat ETF, Pharmaceutical ETF, Retail ETF, Semiconductor ETF, and Video Gaming and eSports ETF (each, a “Fund” and together, the “Funds”).

The Board’s approval of the Investment Management Agreements was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In preparation for the Renewal Meeting, the Trustees held a meeting on May 7, 2020. At that meeting, the Trustees discussed the information the Adviser and Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party data provider, had provided to them in advance. The information provided to the Trustees included, among other things, information about the performance and expenses of the Funds and the Funds’ peer funds (certain other index-based exchange-traded funds (“ETFs”)), information about the advisory services provided to the Funds and the personnel providing those services, and the profitability and other benefits enjoyed by the Adviser and its affiliates as a result of the Adviser’s relationship with the Funds. In reviewing performance information for the Funds against their peer groups, the Trustees considered that each Fund seeks to track a different index than the funds in its designated peer group and, therefore, each Fund’s performance will differ from its peers. In addition, as noted below, the Trustees reviewed certain performance information for each Fund which was not provided by Broadridge and which did not compare each Fund’s performance to the performance of its peer group. For these and other reasons, the Trustees noted that the peer group performance information did not necessarily provide meaningful direct comparisons to the Funds.

The Independent Trustees’ consideration of the Investment Management Agreements was based, in part, on their review of information obtained through discussions with the Adviser at the Renewal Meeting and with the Adviser at the May 7, 2020 meeting regarding the management of the Funds and information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others involved in the management and administration of the Funds. The Trustees also considered the terms of, and scope of services that the Adviser provides under, the Investment Management Agreements, including, where applicable, the Adviser’s commitment to waive certain fees and/or pay expenses of each of the Funds to the extent necessary to prevent the operating expenses of each of the Funds from exceeding agreed upon limits for a period of time.

The Trustees concluded that the Adviser and its personnel have the requisite expertise and skill to manage the Funds’ portfolios. In evaluating the performance of each Fund, the Trustees reviewed various performance metrics but relied principally on a comparison of the “gross” performance of each Fund (i.e., measured without regard to the impact of fees and expenses) to the performance of its benchmark index, in each case incorporating any systematic fair value adjustments to the underlying securities. Based on the foregoing, the Trustees concluded that the investment performance of the Funds was satisfactory.

The Trustees also considered information relating to the financial condition of the Adviser and the current status, as they understood it, of the Adviser’s compliance environment.

As noted above, the Trustees were also provided various data from Broadridge comparing the Funds’ expenses and performance to that of certain other ETFs. The Trustees noted that the information provided showed that each Fund had management fees (after the effect of any applicable fee waiver) below the average and median of its respective peer group of funds, except for each of VanEck Vectors Morningstar International Moat ETF and Morningstar Wide Moat ETF, which had management fees (after the effect of any applicable fee waiver) greater than the average and median of its respective peer group of funds. The Trustees also noted that the information provided showed that each Fund had a total expense ratio (after the effect of any applicable expense limitation) below the average and median of its respective peer group of funds, except for each of VanEck Vectors Gaming ETF, Morningstar Global Wide Moat ETF, Morningstar International Moat ETF, Morningstar Wide Moat ETF, Long/Flat Trend ETF and Video Gaming and eSports

48

ETF, which had a total expense ratio (after the effect of any applicable expense limitation) greater than the average and/or median of its respective peer group of funds. With respect to these Funds, the Trustees reviewed the amount by which these Funds’ management fees and/or total expense ratios (after the effect of any applicable expense limitation) exceeded the average and/or median of their respective peer groups and information provided by the Adviser providing context for these comparisons. The Trustees concluded, in light of this information and the other information available to them, that the fees paid by the Funds were reasonable in light of the performance of the Funds and the quality of services received.

The Trustees also considered the benefits, other than the fees under the Investment Management Agreements, received by the Adviser from serving as adviser to the Funds.

The Trustees also considered information provided by the Adviser about the overall profitability of the Adviser and its profitability or loss in respect of each Fund. The Trustees reviewed each Fund’s asset size, expense ratio and expense cap and noted that the Investment Management Agreements do not include breakpoints in the advisory fee rates as asset levels in a Fund increase. The Trustees considered the volatility of the asset classes in which certain of the Funds invest, potential variability in the net assets of these Funds and the sustainability of any potential economies of scale which may exist given where fees are currently set. The Trustees also evaluated the extent to which management fees for the Funds effectively incorporate the benefits of economies of scale. The Trustees noted that the Adviser has capped expenses on each Fund since its inception, although the cap was not necessarily exceeded each year. Based on the foregoing and the other information available to them, the Trustees determined that the advisory fee rate for each Fund is reasonable and appropriate in relation to the current asset size of each Fund and the other factors discussed above and that the advisory fee rate for each Fund currently reflects an appropriate sharing with shareholders of any economies of scale which may exist. The Trustees also determined that the profits earned by the Adviser with respect to the Funds that were profitable to the Adviser were reasonable in light of the nature and quality of the services received by such Funds.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Renewal Meeting and at their May 7, 2020 meeting as part of their consideration of the Agreements.

In voting to approve the continuation of the Investment Management Agreements, the Trustees, including the Independent Trustees, concluded that the terms of each Investment Management Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that each Investment Management Agreement is in the best interest of each Fund and such Fund’s shareholders.

49

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the respective Fund’s prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the VanEck Vectors ETF Trust’s (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser: Distributor:	Van Eck Associates Corporation Van Eck Securities Corporation 666 Third Avenue, New York, NY 10017 vaneck.com
Account Assistance:	800.826.2333	INDUAR

ANNUAL REPORT September 30, 2020

VANECK VECTORS®

Long/Flat Trend ETF	LFEQ®

Morningstar Durable Dividend ETF	DURA®

Morningstar Global Wide Moat ETF	GOAT®

Morningstar International Moat ETF	MOTI®

Morningstar Wide Moat ETF	MOAT®

Real Asset Allocation ETF	RAAX®

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings, the Funds’ performance, and the views of the investment adviser are as of September 30, 2020.

VANECK VECTORS ETFs

PRESIDENT’S LETTER
September 30, 2020 (unaudited)

Dear Fellow Shareholders:

The level of stimulus from the U.S. Federal Reserve (Fed) this year has been almost unprecedented and has had investment consequences. Financial markets have benefited from the Fed stimulus and the case for gold investing has become more solid.

Perhaps the surprise from this summer’s data is that the global economy is doing quite well, supporting the markets, despite the social distancing that we all feel in our personal lives. Important commodities like copper have regained pre-COVID-19 highs. In addition, China’s industrial recovery is pointing to all-time highs in activity, even though consumer activity is lagging a little.

One beneficiary is high yield bonds, particularly “fallen angels”—bonds that have been downgraded from investment grade. In a recessionary environment, some bonds are going to default or be downgraded. Fixed income markets this year generally started recovering after the Fed announced plans to intervene. We have already seen a record amount of new fallen angel bond volume—over $140B as of July 31, 20201—and expect more through the remainder of the calendar year.

Similar to 2016, when crude oil also swooned, we have seen a lot of energy companies become fallen angels, and the fallen angel strategy is buying those downgraded bonds. As reviewed in a recent blog, New Fallen Angel Bonds Drive Performance, these new energy fallen angels are among the top contributors to performance of the fallen angel strategy so far this year. As long as the Fed remains supportive, we believe this strategy should continue to do well.

We do, however, see two particular risks to this scenario: 1) an unforeseen rise in interest rates in the U.S. triggered by higher global growth or other factors; and 2) a bump in the return to full employment. An incredible number of people have been laid off in the U.S. and, regardless of GDP numbers, people are unlikely to quickly return to work at the same levels as the start of the year. Concern may be high enough for policy makers to take additional steps (any of which, however, remain, as yet, uncertain) that may impact the financial recovery.

The investing outlook sometimes does change suddenly, as it certainly has at times this year. To get our quarterly investment outlooks, please subscribe to “Investment Outlook” on vaneck.com. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

We sincerely thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for each of the funds for the twelve month period ended September, 2020. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck Vectors ETF Trust

October 19, 2020

Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Funds carefully before investing. To obtain a prospectus and summary prospectus, which contain this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

[1]	Source: FactSet, ICE Data Indices, LLC and Morningstar.
1

VANECK VECTORS ETFs

MANAGEMENT DISCUSSION

September 30, 2020 (unaudited)

Market Review

All funds were affected by both the wide market sell off in late-February and ensuing market volatility, sparked by the evolving COVID-19 pandemic—both domestically in the U.S. and internationally. However, remedial measures, both financial and fiscal, taken by central governments around the world in response to the crisis (including the asset purchasing program of the U.S. Federal Reserve), resulted in a positive “bounce back” in markets in April.

Long/Flat Trend

VanEck Vectors® Long/Flat Trend ETF (LFEQ®) returned +14.22%* in the 12 month period ended September 30, 2020. The Fund takes a guided allocation approach designed to help investors manage risk in the U.S. equity market. The Fund seeks to track the Ned Davis Research CMG US Large Cap Long/Flat Index (NDRCMGLF) from Ned Davis Research (NDR), a world-renowned provider of institutional quality research. It is a rules-based index that follows a proprietary model developed by NDR and CMG Capital Management Group, Inc. (CMG).

The model measures the overall health of the market through an evaluation of market breadth. In this case, market breadth refers to advancing and declining price trends and countertrends at the GICS®1 industry group level. The model computes a robust moving average score daily to capture multi-industry and multi-term trend and countertrend measures to gauge overall market health. It then calculates the score’s directional trend to see if it is improving or declining. Collectively, the score and its directional trend determine the equity allocation of either 100%, 50%, or 0%. At 0%, the allocation would be entirely to cash.

The heightened volatility and broad market selloff in early 2020 nearly led to the model going to cash. However, the model’s long-term trend indicators remained bullish and kept the model fully invested, which allowed the Fund to fully participate in the market rebound after the selloff. The Fund’s allocation to equities remained unchanged over the 12 month period.2

Morningstar Durable Dividend

VanEck Vectors Morningstar Durable Dividend ETF (DURA®) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Morningstar® US Dividend Valuation IndexSM (MSUSDVTU). The index is intended to track the overall performance of high dividend yielding U.S. companies with strong financial health and attractive valuations according to Morningstar.

The Fund returned -1.26%* over the 12 month period under review. The consumer staples, information technology and health care sectors were the top contributors to positive performance and the energy sector detracted by far the most from performance for the period, with the financial and communications services sectors also both detracting from performance.

Morningstar Global Wide Moat

The newest addition to our Morningstar Moat Index investment lineup, VanEck Vectors Morningstar Global Wide Moat ETF (GOAT®) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Morningstar® Global Wide Moat Focus IndexSM (MSGWMFNU). The index is intended to track the overall performance of global companies with sustainable competitive advantages, i.e., “moats,” and attractive valuations according to Morningstar’s equity research team. The index contains at least 50 stocks that are reviewed each quarter.

VanEck Vectors Morningstar Global Wide Moat ETF returned +13.70%* for the 12 month period under review. The information technology, health care and communication services sectors contributed most to performance and the energy and financial sectors detracted the most. Companies in the United States contributed by far the most to performance, while those in Mexico, Canada and Belgium detracted the most.

Morningstar International Moat

Launched over five years ago as a means to capture moat-based opportunities abroad, VanEck Vectors Morningstar International Moat ETF (MOTI®) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Morningstar® Global ex-US Moat Focus IndexSM (MGEUMFUN). The index

2

is intended to track the overall performance of wide and narrow moat rated companies in developed and emerging markets outside the U.S. with sustainable competitive advantages at attractive prices according to Morningstar’s equity research team. The index contains at least 50 stocks that are reviewed each quarter.

For the 12 month period under review, the fund returned -0.14%.* Of several sectors contributing positively to performance, the industrials sector contributed by far the most. Three sectors, financial, communication services and real estate, detracted the most from performance. While companies in Germany contributed the most to performance, those in the U.K. detracted the most.

Morningstar Wide Moat

VanEck Vectors Morningstar Wide Moat ETF (MOAT®), now with an eight year track record, seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Morningstar® Wide Moat Focus IndexSM (MWMFTR). The index targets U.S. companies with sustainable competitive advantages, i.e., “moats,” and attractive valuations in the view of Morningstar’s team of more than 100 equity analysts.3

According to the forward-looking process of Morningstar’s Equity Research group, companies with moats have the potential to create above-average returns for longer periods of time. The index’s approach to investing in U.S. companies with wide economic moats when they are attractively priced has resulted in long-term outperformance versus the broad U.S. equity market.4

The Fund returned +10.40%* for the 12 month period under review. The primary driver of performance was the Fund’s exposure to the information technology sector. In addition, stocks in the health care and consumer discretionary sectors contributed to solid positive returns. The energy sector was the largest detractor from the Fund’s performance.

Real Asset Allocation

In its pursuit of long-term total return, VanEck Vectors® Real Asset Allocation ETF (RAAX®) seeks to maximize real returns, while seeking to reduce downside risk during sustained market declines. The Fund seeks to achieve this by allocating primarily to exchange-traded products that provide exposure to real assets, which include commodities, real estate, natural resources, master limited partnerships (MLPs) and infrastructure. The Fund seeks to reduce downside risk by using a rules-based approach to determine when to allocate to cash and cash equivalents.

Over the 12 month period, the Fund returned -18.32%.* While gold and gold equities contributed by far the most positively to the Fund’s total return, their contributions were far outweighed by the aggregated negative returns of natural resources equities, followed by those of U.S. Real Estate Investment Trusts (REITs), master limited partnerships (MLPs) and infrastructure.

*	Returns based on NAV.

[1]	Global Industry Classification Standard (GICS®) is a widely accepted equity securities classification system developed by Morgan Stanley Capital International (MSCI) and Standard & Poor’s.

[2]	Allocations to equities (long) represented by the S&P 500® Index. The S&P 500 Index consists of 500 widely held U.S. common stocks covering the industrial, utility, financial and transportation sectors. Allocations to cash (flat) represented by the Solactive 13-week U.S. T-bill Index. The Solactive 13-week U.S. T-bill Index is a rules-based index mirroring the performance of the current U.S. 13-week T-bill.

[3]	Equity analysts referred to are part of Morningstar’s Equity Research group which consists of various wholly-owned subsidiaries of Morningstar, Inc., including but not limited to, Morningstar Research Services LLC.

[4]	Based on the Morningstar Wide Moat Focus Index versus the Morningstar US Market Index from the period 2/14/2007–9/30/2020.
3

VANECK VECTORS LONG/FLAT TREND ETF

PERFORMANCE COMPARISON

September 30, 2020 (unaudited)

Average Annual Total Returns
	Share Price	NAV	NDRCMGLF[1]	SPTR[2]
One Year	14.52%	14.22%	15.15%	15.15%
Life*	9.20%	9.10%	9.78%	12.05%

*	Commencement of Fund: 10/04/17; First Day of Secondary Market Trading: 10/05/17.

[1]	The Ned Davis Research CMG US Large Cap Long/Flat Index (the “NDR CMG Index”) (NDRCMGLF) is a rules-based index that follows a proprietary model developed by Ned Davis Research, Inc. in conjunction with CMG Capital Management Group, Inc. To help limit potential loss associated with adverse market conditions, the model produces trade signals to dictate the NDR CMG Index’s equity allocation ranging from 100% fully invested (i.e., “long”) to 100% in cash (i.e., “flat”).
When the NDR CMG Index is long, or 100% fully invested, it will be allocated to the S&P 500 Index. When the NDR CMG Index is flat, or 100% cash, it will be allocated to the Solactive 13-week U.S. T-bill Index.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 10 for more information.

4

VANECK VECTORS MORNINGSTAR DURABLE DIVIDEND ETF

PERFORMANCE COMPARISON
September 30, 2020 (unaudited)

Average Annual Total Returns
	Share Price	NAV	MSUSDVTU[1]	SPTR[2]
One Year	(1.11)%	(1.26)%	(1.06)%	15.15%
Life*	6.19%	6.08%	6.35%	14.78%

*	Commencement of Fund: 10/30/18; First Day of Secondary Market Trading: 10/31/2018.

[1]	The Morningstar® US Dividend Valuation IndexSM (MSUSDVTU) is a rules-based index intended to offer exposure to companies that the Index Provider determines have a high dividend yield, strong financial health and an attractive uncertainty-adjusted valuation.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 10 for more information.

5

VANECK VECTORS MORNINGSTAR GLOBAL WIDE MOAT ETF

PERFORMANCE COMPARISON

September 30, 2020 (unaudited)

Average Annual Total Returns
	Share Price	NAV	MSGWMFNU[1]	SPTR[2]
One Year	13.82%	13.70%	13.69%	15.15%
Life*	15.20%	15.01%	15.18%	14.78%

*	Commencement of Fund: 10/30/18; First Day of Secondary Market Trading: 10/31/2018.

[1]	The Morningstar® Global Wide Moat Focus IndexSM (MSGWMFNU) is a rules-based index intended to offer exposure to companies that the Index Provider determines have sustainable competitive advantages based on a proprietary methodology that considers quantitative and qualitative factors.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 10 for more information.

6

VANECK VECTORS MORNINGSTAR INTERNATIONAL MOAT ETF

PERFORMANCE COMPARISON
September 30, 2020 (unaudited)

Average Annual Total Returns
	Share Price	NAV	MGEUMFUN[1]	SPTR[2]
One Year	(0.08)%	(0.14)%	0.06%	15.15%
Five Year	5.26%	5.30%	5.93%	14.15%
Life*	2.44%	2.48%	3.09%	11.69%

*	Commencement of Fund: 7/13/15; First Day of Secondary Market Trading: 7/14/15.

[1]	Morningstar® Global ex-US Moat Focus IndexSM (MGEUMFUN) is a rules-based index intended to offer exposure to companies that Morningstar, Inc. determines have sustainable competitive advantages based on a proprietary methodology that considers quantitative and qualitative factors (“wide and narrow moat companies”).

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 10 for more information.

7

VANECK VECTORS MORNINGSTAR WIDE MOAT ETF

PERFORMANCE COMPARISON

September 30, 2020 (unaudited)

Average Annual Total Returns
	Share Price	NAV	MWMFTR[1]	SPTR[2]
One Year	10.27%	10.40%	10.73%	15.15%
Five Year	16.05%	16.04%	16.61%	14.15%
Life*	13.90%	13.91%	14.46%	13.54%

*	Commencement of Fund: 4/24/12; First Day of Secondary Market Trading: 4/25/12.

[1]	Morningstar® Wide Moat Focus IndexSM (MWMFTR) is a rules-based index intended to offer exposure to companies that Morningstar, Inc. determines have sustainable competitive advantages based on a proprietary methodology that considers quantitative and qualitative factors (“wide moat companies”).

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 10 for more information.

8

VANECK VECTORS REAL ASSET ALLOCATION ETF

PERFORMANCE COMPARISON
September 30, 2020 (unaudited)

Average Annual Total Returns
	Share Price	NAV	BCOMTR[1]	RABLND[2]
One Year	(18.36)%	(18.32)%	(8.20)%	(9.28)%
Life*	(7.51)%	(7.53)%	(6.88)%	(3.26)%

*	Commencement of Fund: 4/9/2018; First Day of Secondary Market Trading: 4/10/2018.

[1]	On January 31, 2020, the Bloomberg Commodity Index (BCOMTR) replaced the Real Asset Blended Index (RABLND) as the Fund’s broad-based benchmark index. The Fund changed its index as it believes the Bloomberg Commodity Index is more representative of broad commodities exposure. BCOMTR is calculated on an excess return basis and reflects commodity futures price movements.

[2]	The Blended Real Asset Index (RABLND) is calculated by Van Eck Absolute Return Advisers Corporation and comprises an equally weighted blend of the returns of Bloomberg Commodity Index, S&P Real Assets Equity Index and VanEck® Natural Resources Index. Equal weightings are reset monthly.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 10 for more information.

9

VANECK VECTORS ETF TRUST

ABOUT FUND PERFORMANCE

(unaudited)

The price used to calculate market return (Share Price) is determined by using the closing price listed on its primary listing exchange. Since the shares of each Fund did not trade in the secondary market until after each Fund’s commencement, for the period from commencement to the first day of secondary market trading in shares of each Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for each Fund reflects temporary waivers of expenses and/or fees. Had each Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of each Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund returns reflect reinvestment of dividends and capital gains distributions. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Certain indices may take into account withholding taxes. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

The Morningstar® Global ex-US Moat Focus IndexSM, Morningstar® Global Wide Moat Focus IndexSM, Morningstar® US Dividend Valuation IndexSM and Morningstar® Wide Moat Focus IndexSM are published by Morningstar. The Morningstar name and logo are registered trademarks of Morningstar. Morningstar Global ex-US Moat Focus IndexSM, Morningstar Global Wide Moat Focus IndexSM, Morningstar® US Dividend Valuation IndexSM and Morningstar Wide Moat Focus IndexSM are service marks of Morningstar. The Ned Davis Research CMG US Large Cap Long/Flat Index is published by Ned Davis Research, Inc. (“NDR”). The Blended Real Asset Index is calculated by VanEck Absolute Advisers Corporation. On January 31, 2020, the Bloomberg Commodity Index replaced the Blended Real Asset Index as the Fund’s broad-based benchmark index. The Fund changed its index as it believes the Bloomberg Commodity Index is more representative of broad commodities exposure.

Morningstar and NDR are referred to herein as the “Index Providers”. The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

10

VANECK VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2020 to September 30, 2020.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Annualized	Expenses Paid
	Account	Account	Expense	During the Period*
	Value	Value	Ratio	April 1, 2020 –
	April 1, 2020	September 30, 2020	During Period	September 30, 2020
Long/Flat Trend ETF
Actual	$1,000.00	$1,305.80	0.55%	$3.17
Hypothetical**	$1,000.00	$1,022.25	0.55%	$2.78
Morningstar Durable Dividend ETF
Actual	$1,000.00	$1,161.00	0.29%	$1.57
Hypothetical**	$1,000.00	$1,023.55	0.29%	$1.47
Morningstar Global Wide Moat ETF
Actual	$1,000.00	$1,287.20	0.52%	$2.97
Hypothetical**	$1,000.00	$1,022.40	0.52%	$2.63
Morningstar International Moat ETF
Actual	$1,000.00	$1,206.50	0.60%	$3.31
Hypothetical**	$1,000.00	$1,022.00	0.60%	$3.03
Morningstar Wide Moat ETF
Actual	$1,000.00	$1,246.10	0.47%	$2.64
Hypothetical**	$1,000.00	$1,022.65	0.47%	$2.38
Real Asset Allocation ETF
Actual	$1,000.00	$1,055.20	0.55%	$2.83
Hypothetical**	$1,000.00	$1,022.25	0.55%	$2.78
*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended September 30, 2020) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
11

VANECK VECTORS LONG/FLAT TREND ETF

SCHEDULE OF INVESTMENTS

September 30, 2020

Number
of Shares		Value
EXCHANGE TRADED FUND: 99.9% (a) (Cost: $28,400,480)
102,427	Vanguard S&P 500 ETF	$31,511,667
Total Investments: 99.9% (Cost: $28,400,480)		31,511,667
Other assets less liabilities: 0.1%		37,131
NET ASSETS: 100.0%		$31,548,798

Footnotes:

(a)	The underlying fund’s shareholder reports and registration documents are available free of charge on the SEC’s website at https://www.sec.gov

Summary of Investments by Sector	% of Investments	Value
Exchange Traded Fund	100.0%	$31,511,667

The summary of inputs used to value the Fund’s investments as of September 30, 2020 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Exchange Traded Fund	$31,511,667	$—	$—	$31,511,667

See Notes to Financial Statements

12

VANECK VECTORS MORNINGSTAR DURABLE DIVIDEND ETF

SCHEDULE OF INVESTMENTS

September 30, 2020

Number
of Shares		Value

COMMON STOCKS: 99.4%

Capital Goods: 11.7%
7,867	3M Co.	$1,260,136
4,379	Eaton Corp. Plc	446,789
5,890	Honeywell International, Inc.	969,553
540	Hubbell, Inc.	73,894
475	Lincoln Electric Holdings, Inc.	43,719
2,381	Lockheed Martin Corp.	912,590
817	MSC Industrial Direct Co.	51,700
604	Snap-on, Inc.	88,867
		3,847,248
Consumer Services: 4.6%
652	Dunkin’ Brands Group, Inc.	53,405
6,669	McDonald’s Corp.	1,463,779
		1,517,184
Diversified Financials: 5.2%
1,476	BlackRock, Inc.	831,800
222	Cohen & Steers, Inc.	12,374
1,721	Eaton Vance Corp.	65,656
593	Evercore, Inc.	38,818
1,738	Federated Investors, Inc.	37,384
5,633	Franklin Resources, Inc.	114,632
4,336	Janus Henderson Group Plc	94,178
3,359	TD Ameritrade Holding Corp.	131,505
10,770	The Bank of New York Mellon Corp.	369,842
		1,696,189
Energy: 0.2%
3,325	Cabot Oil & Gas Corp.	57,722
Food, Beverage & Tobacco: 20.7%
35,755	Altria Group, Inc.	1,381,573
2,011	Campbell Soup Co.	97,272
3,324	Kellogg Co.	214,697
11,356	PepsiCo, Inc.	1,573,942
19,592	Philip Morris International, Inc.	1,469,204
31,199	The Coca-Cola Co.	1,540,295
1,352	The J.M. Smucker Co.	156,183
12,208	The Kraft Heinz Co.	365,630
		6,798,796
Insurance: 3.3%
4,326	Chubb Ltd.	502,335
2,787	The Allstate Corp.	262,368
2,849	Travelers Cos, Inc.	308,233
		1,072,936
Materials: 0.4%
1,016	International Flavors & Fragrances, Inc.	124,409
456	Sensient Technologies Corp.	26,329
		150,738
Pharmaceuticals / Biotechnology: 27.7%
17,299	AbbVie, Inc.	1,515,219
26,105	Bristol-Myers Squibb Co.	1,573,870
19,746	Gilead Sciences, Inc.	1,247,750
10,743	Johnson & Johnson	1,599,418
18,417	Merck & Co., Inc.	1,527,690
43,874	Pfizer, Inc.	1,610,176
		9,074,123
Number
of Shares		Value

Semiconductor: 0.6%
2,965	Maxim Integrated Products, Inc.	$200,464
Software & Services: 1.4%
4,042	Paychex, Inc.	322,430
5,955	The Western Union Co.	127,616
		450,046
Technology Hardware & Equipment: 1.0%
4,363	Juniper Networks, Inc.	93,805
2,454	TE Connectivity Ltd.	239,854
		333,659
Telecommunication Services: 9.9%
56,306	AT&T, Inc.	1,605,284
663	Cogent Communications Group, Inc.	39,813
26,756	Verizon Communications, Inc.	1,591,714
		3,236,811
Utilities: 12.7%
2,393	Ameren Corp.	189,238
1,125	Atmos Energy Corp.	107,539
15,172	Dominion Energy, Inc.	1,197,526
2,484	DTE Energy Co.	285,759
13,093	Duke Energy Corp.	1,159,516
1,643	Hawaiian Electric Industries, Inc.	54,613
3,869	OGE Energy Corp.	116,031
19,499	Southern Co.	1,057,236
		4,167,458
Total Common Stocks: 99.4% (Cost: $32,279,610)		32,603,374
Other assets less liabilities: 0.6%		198,020
NET ASSETS: 100.0%		$32,801,394

See Notes to Financial Statements

13

VANECK VECTORS MORNINGSTAR DURABLE DIVIDEND ETF

SCHEDULE OF INVESTMENTS

(continued)

Summary of Investments by Sector	% of Investments	Value
Communication Services	9.9%	$3,236,811
Consumer Discretionary	4.7	1,517,184
Consumer Staples	20.8	6,798,796
Energy	0.2	57,722
Financials	8.5	2,769,125
Health Care	27.8	9,074,123
Industrials	11.8	3,847,248
Information Technology	3.0	984,169
Materials	0.5	150,738
Utilities	12.8	4,167,458
	100.0%	$32,603,374

The summary of inputs used to value the Fund’s investments as of September 30, 2020 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks*	$32,603,374	$—	$—	$32,603,374

*	See Schedule of Investments for industry sector breakouts.

See Notes to Financial Statements

14

VANECK VECTORS MORNINGSTAR GLOBAL WIDE MOAT ETF

SCHEDULE OF INVESTMENTS

September 30, 2020

Number
of Shares		Value

COMMON STOCKS: 100.2%
Australia: 1.0%
12,969	Brambles Ltd. #	$98,543
Canada: 3.8%
6,024	Enbridge, Inc.	175,432
1,325	Royal Bank of Canada	92,738
2,029	Toronto-Dominion Bank	93,646
		361,816
China / Hong Kong: 7.5%
3,400	Alibaba Group Holding Ltd. (ADR) * #	124,819
1,575	Baidu, Inc. (ADR) *	199,379
3,100	Tencent Holdings Ltd. #	209,386
3,622	Yum China Holdings, Inc. (USD) *	191,785
		725,369
Denmark: 1.0%
1,345	Novo Nordisk AS #	93,219
France: 1.9%
1,798	Sanofi SA #	180,212
Germany: 2.7%
1,180	Bayer AG #	72,811
5,422	GEA Group AG #	190,009
		262,820
Ireland: 2.0%
1,888	Medtronic Plc (USD)	196,201
Japan: 6.4%
1,300	Hoshizaki Corp. #	103,671
2,500	Kao Corp. #	187,561
6,000	Nabtesco Corp. #	217,704
2,700	Yaskawa Electric Corp. #	105,567
		614,503
Switzerland: 3.8%
4,316	Julius Baer Group Ltd. #	183,770
524	Roche Holding AG #	179,941
		363,711
United Kingdom: 6.7%
14,815	BAE Systems Plc #	92,183
5,115	British American Tobacco Plc #	183,830
9,342	Consumers Packaging, Inc. #	175,472
1,006	Reckitt Benckiser Group Plc #	98,277
1,591	Unilever Plc #	98,276
		648,038
Number
of Shares		Value

United States: 63.4%
128	Alphabet, Inc. *	$187,597
2,240	Altria Group, Inc.	86,554
33	Amazon.com, Inc. *	103,908
382	Amgen, Inc.	97,089
3,311	Applied Materials, Inc.	196,839
958	Berkshire Hathaway, Inc. *	203,996
698	Biogen, Inc. *	198,009
175	BlackRock, Inc.	98,621
3,289	Bristol-Myers Squibb Co.	198,294
708	Caterpillar, Inc.	105,598
2,611	Cerner Corp.	188,749
2,330	Comcast Corp.	107,786
3,638	Compass Minerals International, Inc.	215,915
505	Constellation Brands, Inc.	95,703
6,780	Corteva, Inc.	195,332
1,115	Dominion Energy, Inc.	88,007
2,904	Emerson Electric Co.	190,415
358	Facebook, Inc. *	93,760
592	General Dynamics Corp.	81,951
2,711	Gilead Sciences, Inc.	171,308
1,735	Guidewire Software, Inc. *	180,908
3,510	Intel Corp.	181,748
2,839	Kellogg Co.	183,371
326	Lam Research Corp.	108,150
455	McDonald’s Corp.	99,868
2,325	Merck & Co., Inc.	192,859
967	Microchip Technology, Inc.	99,369
920	Microsoft Corp.	193,504
950	NIKE, Inc.	119,263
715	PepsiCo, Inc.	99,099
5,467	Pfizer, Inc.	200,639
2,481	Philip Morris International, Inc.	186,050
1,422	Raytheon Technologies Corp.	81,822
870	Salesforce.com, Inc. *	218,648
438	ServiceNow, Inc. *	212,430
2,000	The Coca-Cola Co.	98,740
736	The Walt Disney Co. *	91,323
8,600	The Western Union Co.	184,298
820	Tiffany & Co.	94,997
275	Tyler Technologies, Inc. *	95,854
362	Veeva Systems, Inc. *	101,791
1,424	Zimmer Biomet Holdings, Inc.	193,863
		6,124,025
Total Common Stocks: 100.2% (Cost: $8,318,147)		9,668,457
Liabilities in excess of other assets: (0.2)%		(16,122)
NET ASSETS: 100.0%		$9,652,335

See Notes to Financial Statements

15

VANECK VECTORS MORNINGSTAR GLOBAL WIDE MOAT ETF

SCHEDULE OF INVESTMENTS

(continued)

Definitions:

ADR	American Depositary Receipt
USD	United States Dollar

Footnotes:

*	Non-income producing
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $2,595,251 which represents 26.9% of net assets.

Summary of Investments by Sector	% of Investments	Value
Communication Services	9.2%	$889,231
Consumer Discretionary	7.6	734,640
Consumer Staples	13.6	1,317,461
Energy	1.8	175,432
Financials	7.0	672,771
Health Care	25.2	2,440,457
Industrials	13.1	1,267,463
Information Technology	17.3	1,671,748
Materials	4.3	411,247
Utilities	0.9	88,007
	100.0%	$9,668,457

The summary of inputs used to value the Fund’s investments as of September 30, 2020 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Australia	$—	$98,543	$—	$98,543
Canada	361,816	—	—	361,816
China / Hong Kong	391,164	334,205	—	725,369
Denmark	—	93,219	—	93,219
France	—	180,212	—	180,212
Germany	—	262,820	—	262,820
Ireland	196,201	—	—	196,201
Japan	—	614,503	—	614,503
Switzerland	—	363,711	—	363,711
United Kingdom	—	648,038	—	648,038
United States	6,124,025	—	—	6,124,025
Total	$7,073,206	$2,595,251	$—	$9,668,457

See Notes to Financial Statements

16

VANECK VECTORS MORNINGSTAR INTERNATIONAL MOAT ETF

SCHEDULE OF INVESTMENTS

September 30, 2020

Number
of Shares		Value

COMMON STOCKS: 98.8%

Australia: 7.0%
59,220	Computershare Ltd. #	$524,268
79,388	Crown Resorts Ltd. † #	504,660
189,627	Link Administration Holdings Ltd. #	512,439
136,305	Pendal Group Ltd. #	539,864
25,837	Perpetual Ltd. #	521,850
492,645	Telstra Corp. Ltd. #	987,087
		3,590,168
Canada: 4.8%
7,369	Canadian Imperial Bank of Commerce	549,082
96,522	Comeco Corp.	971,904
32,909	Enbridge, Inc.	958,383
		2,479,369
China / Hong Kong: 30.6%
1,605,000	Agricultural Bank of China Ltd. #	503,580
8,601	Baidu, Inc. (ADR) *	1,088,801
2,969,000	Bank of China Ltd. #	923,425
184,500	BOC Hong Kong Holdings Ltd. #	489,110
642,000	China Construction Bank Corp. #	417,156
140,800	China Gas Holdings Ltd. #	402,930
149,000	China Mobile Ltd. #	956,479
82,500	CK Asset Holdings Ltd. #	405,385
286,000	CSPC Pharmaceutical Group Ltd. #	558,289
120,000	Hangzhou Hikvision Digital Technology Co. Ltd. #	677,861
1,708,000	Industrial & Commercial Bank of China Ltd. #	889,695
794,400	MGM China Holdings Ltd. † #	990,052
249,600	Sands China Ltd. #	967,509
309,300	Shanghai Pharmaceuticals Holding Co. Ltd. #	518,779
849,000	SJM Holdings Ltd. #	1,006,466
79,000	Sun Hung Kai Properties Ltd. #	1,018,042
197,000	Swire Properties Ltd. #	521,971
19,988	Trip.com Group Ltd. (ADR) *	622,426
15,597	Weibo Corp. (ADR) *	568,199
1,199,500	WH Group Ltd. Reg S 144A #	978,447
300,800	Wynn Macau Ltd. * #	482,728
317,200	Zhengzhou Yutong Bus Co. Ltd. #	737,354
		15,724,684
Denmark: 2.0%
74,964	Danske Bank A/S * #	1,014,314
France: 0.8%
41,155	Orange SA #	428,725
Germany: 8.2%
14,601	Bayer AG #	900,944
15,003	Bayerische Motoren Werke AG #	1,089,061
4,826	Continental AG #	523,075
21,658	Fresenius SE & Co. KGaA #	985,050
8,172	KION Group AG #	697,920
		4,196,050
Italy: 0.9%
1,164,786	Telecom Italia SpA #	466,930
Number
of Shares		Value

Japan: 9.8%
36,100	Calbee, Inc. #	$1,188,328
53,700	Japan Tobacco, Inc. #	979,087
8,600	Murata Manufacturing Co. Ltd. #	558,889
8,000	Nidec Corp. #	749,761
17,300	Seven & i Holdings Co. Ltd. #	537,181
28,500	Takeda Pharmaceutical Co. Ltd. † #	1,018,046
		5,031,292
Mexico: 2.0%
1,610,000	America Movil SAB de CV	1,012,278
Netherlands: 2.7%
63,903	ING Groep NV * #	456,145
391,544	Koninklijke KPN NV #	918,844
		1,374,989
Singapore: 3.9%
509,300	CapitaLand Ltd. #	1,018,238
163,362	Oversea-Chinese Banking Corp. Ltd. #	1,015,868
		2,034,106
South Korea: 2.2%
5,706	SK Telecom Co. Ltd. #	1,159,923
Spain: 2.0%
35,266	Grifols SA #	1,014,252
Sweden: 3.4%
53,603	Elekta AB † #	674,041
69,286	Swedbank AB #	1,085,423
		1,759,464
Switzerland: 10.9%
15,881	Cie Financiere Richemont SA #	1,068,965
97,571	Credit Suisse Group AG #	976,460
23,578	Julius Baer Group Ltd. #	1,003,920
11,484	LafargeHolcim Ltd. #	524,055
2,863	Roche Holding AG #	983,149
2,495	The Swatch Group AG #	583,004
43,038	UBS Group AG #	482,063
		5,621,616
Taiwan: 0.9%
4,000	Largan Precision Co. Ltd. #	468,438
United Kingdom: 6.7%
27,930	British American Tobacco Plc #	1,003,787
219,684	ConvaTec Group PLC Reg S 144A #	507,047
25,942	Imperial Brands Plc #	459,096
59,874	Smiths Group Plc #	1,061,160
316,834	Vodafone Group Plc #	420,738
		3,451,828
Total Common Stocks (Cost: $52,816,155)		50,828,426

PREFERRED STOCKS: 1.1%

Germany: 1.1% (Cost: $495,211)
5,285	Henkel AG & Co. KGaA, 2.07% #	552,834
Total Investments Before Collateral for Securities Loaned: 99.9% (Cost: $53,311,366)		51,381,260

See Notes to Financial Statements

17

VANECK VECTORS MORNINGSTAR INTERNATIONAL MOAT ETF

SCHEDULE OF INVESTMENTS

(continued)

Number
of Shares		Value

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.2% (Cost: $70,249)
Money Market Fund: 0.2%
70,249	State Street Navigator Securities Lending Government Money Market Portfolio	$70,249

Total Investments: 100.1% (Cost: $53,381,615)		51,451,509
Liabilities in excess of other assets: (0.1)%		(35,132)
NET ASSETS: 100.0%		$51,416,377

Definitions:

ADR	American Depositary Receipt

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $1,938,574.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $45,610,187 which represents 88.7% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $1,485,494, or 2.9% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Communication Services	15.6%	$8,008,004
Consumer Discretionary	15.3	7,837,946
Consumer Staples	11.1	5,698,760
Energy	3.8	1,930,287
Financials	21.1	10,867,955
Health Care	13.9	7,159,597
Industrials	6.3	3,246,195
Information Technology	5.3	2,741,895
Materials	1.0	524,055
Real Estate	5.8	2,963,636
Utilities	0.8	402,930
	100.0%	$51,381,260

See Notes to Financial Statements

18

The summary of inputs used to value the Fund’s investments as of September 30, 2020 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Australia	$—	$3,590,168	$—	$3,590,168
Canada	2,479,369	—	—	2,479,369
China / Hong Kong	2,279,426	13,445,258	—	15,724,684
Denmark	—	1,014,314	—	1,014,314
France	—	428,725	—	428,725
Germany	—	4,196,050	—	4,196,050
Italy	—	466,930	—	466,930
Japan	—	5,031,292	—	5,031,292
Mexico	1,012,278	—	—	1,012,278
Netherlands	—	1,374,989	—	1,374,989
Singapore	—	2,034,106	—	2,034,106
South Korea	—	1,159,923	—	1,159,923
Spain	—	1,014,252	—	1,014,252
Sweden	—	1,759,464	—	1,759,464
Switzerland	—	5,621,616	—	5,621,616
Taiwan	—	468,438	—	468,438
United Kingdom	—	3,451,828	—	3,451,828
Preferred Stocks*	—	552,834	—	552,834
Money Market Fund	70,249	—	—	70,249
Total	$5,841,322	$45,610,187	$—	$51,451,509

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

19

VANECK VECTORS MORNINGSTAR WIDE MOAT ETF

SCHEDULE OF INVESTMENTS

September 30, 2020

Number
of Shares		Value

COMMON STOCKS: 99.9%
Banks: 7.0%
3,343,637	Bank of America Corp.	$80,548,215
2,261,322	US Bancorp	81,068,394
3,331,541	Wells Fargo & Co.	78,324,529
		239,941,138
Capital Goods: 10.9%
492,130	Boeing Co. *	81,329,404
318,668	Caterpillar, Inc.	47,529,332
628,206	Emerson Electric Co.	41,191,467
561,620	General Dynamics Corp.	77,745,057
112,028	Lockheed Martin Corp.	42,938,092
1,364,326	Raytheon Technologies Corp.	78,503,318
		369,236,670
Consumer Durables & Apparel: 2.4%
1,636,939	Harley-Davidson, Inc.	40,170,483
459,468	Polaris Industries, Inc.	43,346,211
		83,516,694
Diversified Financials: 8.9%
829,112	American Express Co.	83,118,478
426,915	Berkshire Hathaway, Inc. *	90,907,280
77,043	BlackRock, Inc.	43,417,583
2,358,748	The Charles Schwab Corp.	85,457,440
		302,900,781
Energy: 2.4%
1,736,449	Cheniere Energy, Inc. *	80,345,495
Food, Beverage & Tobacco: 10.9%
1,994,939	Altria Group, Inc.	77,084,443
454,791	Constellation Brands, Inc.	86,187,442
1,263,019	Kellogg Co.	81,578,397
1,104,341	Philip Morris International, Inc.	82,814,532
900,520	The Coca-Cola Co.	44,458,672
		372,123,486
Health Care Equipment & Services: 7.6%
558,423	Cerner Corp.	40,368,399
840,620	Medtronic Plc	87,357,230
159,294	Veeva Systems, Inc. *	44,791,880
634,136	Zimmer Biomet Holdings, Inc.	86,331,275
		258,848,784
Materials: 5.4%
1,620,234	Compass Minerals International, Inc. †	96,160,888
3,017,284	Corteva, Inc.	86,927,952
		183,088,840
Number
of Shares		Value

Media & Entertainment: 3.6%
1,049,064	Comcast Corp.	$48,529,701
2,317,752	John Wiley & Sons, Inc.	73,495,916
		122,025,617
Pharmaceuticals / Biotechnology: 12.6%
310,420	Biogen, Inc. *	88,059,946
1,463,868	Bristol-Myers Squibb Co.	88,256,602
1,204,939	Gilead Sciences, Inc.	76,140,095
1,034,716	Merck & Co., Inc.	85,829,692
2,433,722	Pfizer, Inc.	89,317,597
		427,603,932
Retailing: 5.0%
13,207	Amazon.com, Inc. *	41,585,277
369,248	Tiffany & Co.	42,777,381
936,718	Yum! Brands, Inc.	85,522,353
		169,885,011
Semiconductor: 8.9%
1,472,300	Applied Materials, Inc.	87,528,235
1,560,148	Intel Corp.	80,784,463
143,421	Lam Research Corp.	47,579,917
834,752	Microchip Technology, Inc.	85,779,116
		301,671,731
Software & Services: 13.1%
750,252	Aspen Technology, Inc. *	94,974,401
1,443,076	Blackbaud, Inc. *	80,566,933
772,087	Guidewire Software, Inc. *	80,505,512
204,256	Microsoft Corp.	42,961,164
387,530	Salesforce.com, Inc. *	97,394,040
100,995	ServiceNow, Inc. *	48,982,575
		445,384,625
Utilities: 1.2%
501,751	Dominion Energy, Inc.	39,603,206
Total Common Stocks: 99.9% (Cost: $3,308,510,191)		3,396,176,010
Other assets less liabilities: 0.1%		1,791,136
NET ASSETS: 100.0%		$3,397,967,146

See Notes to Financial Statements

20

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $3,602,367.

Summary of Investments by Sector	% of Investments	Value
Communication Services	3.6%	$122,025,617
Consumer Discretionary	7.4	253,401,705
Consumer Staples	10.9	372,123,486
Energy	2.4	80,345,495
Financials	16.0	542,841,919
Health Care	20.2	686,452,716
Industrials	10.9	369,236,670
Information Technology	22.0	747,056,356
Materials	5.4	183,088,840
Utilities	1.2	39,603,206
	100.0%	$3,396,176,010

The summary of inputs used to value the Fund’s investments as of September 30, 2020 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks*	$3,396,176,010	$—	$—	$3,396,176,010

*	See Schedule of Investments for industry sector breakouts.

See Notes to Financial Statements

21

VANECK VECTORS REAL ASSET ALLOCATION ETF

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2020

Number
of Shares		Value

EXCHANGE TRADED FUNDS: 100.0% (a)
14,607	Energy Select Sector SPDR Fund	$437,480
103,036	Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF †	1,408,502
32,177	iShares Global Infrastructure ETF †	1,241,389
56,626	iShares Gold Trust *	1,018,702
12,277	iShares MSCI Global Metals & Mining Producers ETF	328,778
54,262	SPDR Gold MiniShares Trust *	1,020,126
9,762	VanEck Vectors Agribusiness ETF ‡ †	659,441
4,483	VanEck Vectors Coal ETF ‡	349,211
11,807	VanEck Vectors Energy Income ETF ‡	404,867
12,085	VanEck Vectors Gold Miners ETF ‡	473,870
3,995	VanEck Vectors Low Carbon Energy ETF ‡ *	437,983
2,499	VanEck Vectors Oil Services ETF ‡	244,277
11,053	VanEck Vectors Steel ETF ‡ †	341,239
4,785	VanEck Vectors Unconventional Oil & Gas ETF ‡	265,145
5,514	Vanguard Real Estate ETF †	435,385
Total Exchange Traded Funds (Cost: $8,302,206)		9,066,395
Number
of Shares		Value

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 7.7% (Cost: $695,909)
Money Market Fund: 7.7%
695,909	State Street Navigator Securities Lending Government Money Market Portfolio	$695,909

Total Investments: 107.7% (Cost: $8,998,115)		9,762,304
Liabilities in excess of other assets: (7.7)%		(696,373)
NET ASSETS: 100.0%		$9,065,931

Footnotes:

(a)	Each underlying fund’s shareholder reports and registration documents are available free of charge on the SEC’s website at https://www.sec.gov
‡	Affiliated issuer – as defined under the Investment Company Act of 1940.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $2,310,109.

A summary of the Fund’s transactions in securities of affiliates for the year ended September 30, 2020 is set forth below:

Affiliates	Value 09/30/19	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Net Change in Unrealized Appreciation (Depreciation)		Value 09/30/20
VanEck Vectors Agribusiness ETF	$629,819	$3,016,848	$(2,750,206)	$(287,299)	$28,789	$ 50,279		$659,441
VanEck Vectors Coal ETF	438,018	3,422,059	(3,010,449)	(582,832)	103,333	82,415		349,211
VanEck Vectors Energy Income ETF	—	2,463,624	(1,119,028)	(867,133)*	199	(38,586	)**	404,867
VanEck Vectors Gold Miners ETF	623,358	5,850,646	(5,555,370)	(481,446)	9,748	36,682		473,870
VanEck Vectors Low Carbon Energy ETF	—	1,828,662	(1,297,127)	(184,542)	—	90,990		437,983
VanEck Vectors Oil Services ETF	645,333	2,196,673	(1,695,501)	(921,563)	25,910	19,335		244,277
VanEck Vectors Steel ETF	658,101	1,738,728	(1,468,812)	(630,662)	—	43,884		341,239
VanEck Vectors Unconventional Oil & Gas ETF	459,934	2,163,716	(1,531,258)	(824,998)	21,437	(2,249)		265,145
	$3,454,563	$22,680,956	$(18,427,751)	$(4,780,475)	$189,416	$ 282,750		$3,176,033

*	Includes Return of Capital distribution reclassification of $26,938.
**	Includes Return of Capital distribution reclassification of $7,072.

See Notes to Financial Statements

22

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Agribusiness	7.3%	$659,441
Coal	3.9	349,211
Diversified Commodities Futures	15.5	1,408,502
Energy	9.3	842,347
Global Metals and Mining	3.6	328,778
Gold Bullion	22.5	2,038,828
Gold Mining	5.2	473,870
Low Carbon Energy	4.8	437,983
Oil Services	2.7	244,277
Steel	3.8	341,239
Unconventional Oil & Gas	2.9	265,145
US Real Estate Investment Trusts	4.8	435,385
Utilities	13.7	1,241,389
	100.0%	$9,066,395

The summary of inputs used to value the Fund’s investments as of September 30, 2020 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Exchange Traded Funds	$9,066,395	$—	$—	$9,066,395
Money Market Fund	695,909	—	—	695,909
Total	$9,762,304	$—	$—	$9,762,304

See Notes to Financial Statements

23

VANECK VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2020

	Long/Flat Trend ETF	Morningstar Durable Dividend ETF	Morningstar Global Wide Moat ETF	Morningstar International Moat ETF

Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$31,511,667	$32,603,374	$9,668,457	$51,381,260
Affiliated issuers (3)	—	—	—	—
Short-term investments held as collateral for securities loaned (4)	—	—	—	70,249
Cash	—	17,976	12,510	—
Cash denominated in foreign currency, at value (5)	—	—	10	32,913
Receivables:
Investment securities sold	—	138,588	—	23,667
Shares of beneficial interest sold	—	—	—	—
Due from Adviser	6,236	7,744	12,910	—
Dividends and interest	134,026	84,688	12,847	173,411
Prepaid expenses	1,326	1,323	1,312	2,629
Total assets	31,653,255	32,853,693	9,708,046	51,684,129

Liabilities:
Payables:
Investment securities purchased	—	—	—	23,688
Collateral for securities loaned	—	—	—	70,249
Line of credit	—	—	—	—
Due to Adviser	—	—	—	11,472
Due to custodian	47,184	—	—	94,967
Deferred Trustee fees	699	90	49	1,217
Accrued expenses	56,574	52,209	55,662	66,159
Total liabilities	104,457	52,299	55,711	267,752
NET ASSETS	$31,548,798	$32,801,394	$9,652,335	$51,416,377
Shares outstanding	1,000,000	1,225,000	300,000	1,750,000
Net asset value, redemption and offering price per share	$31.55	$26.78	$32.17	$29.38

Net Assets consist of:
Aggregate paid in capital	$30,954,750	$36,166,184	$8,005,979	$63,368,901
Total distributable earnings (loss)	594,048	(3,364,790)	1,646,356	(11,952,524)
NET ASSETS	$31,548,798	$32,801,394	$9,652,335	$51,416,377
(1) Value of securities on loan	$—	$—	$—	$1,938,574
(2) Cost of investments—Unaffiliated issuers	$28,400,480	$32,279,610	$8,318,147	$53,311,366
(3) Cost of investments—Affiliated issuers	$—	$—	$—	$—
(4) Cost of short-term investments held as collateral for securities loaned	$—	$—	$—	$70,249
(5) Cost of cash denominated in foreign currency	$—	$—	$10	$32,755

(a)	Represents Consolidated Statement of Assets and Liabilities

See Notes to Financial Statements

24

Morningstar Wide Moat ETF	Real Asset Allocation ETF (a)

$3,396,176,010	$5,890,362
—	3,176,033
—	695,909
68	46,246
—	—

—	1,337,976
19,069,226	—
—	6,910
6,122,737	2,145
19,627	1,315
3,421,387,668	11,156,896

19,073,676	1,337,967
—	695,909
2,841,106	—
1,271,590	—
—	—
64,940	241
169,210	56,848
23,420,522	2,090,965
$3,397,967,146	$9,065,931
62,200,000	450,000
$54.63	$20.15

$3,604,604,201	$17,877,691
(206,637,055)	(8,811,760)
$3,397,967,146	$9,065,931
$3,602,367	$2,310,109
$3,308,510,191	$5,158,014
$—	$3,144,192
$—	$695,909
$—	$—

See Notes to Financial Statements

25

VANECK VECTORS ETF TRUST

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2020

	Long/Flat Trend ETF	Morningstar Durable Dividend ETF	Morningstar Global Wide Moat ETF	Morningstar International Moat ETF

Income:
Dividends—unaffiliated issuers	$998,263	$1,023,280	$172,136	$1,845,617
Dividends—affiliated issuers	—	—	—	—
Interest	497	37	4	31
Securities lending income	1,664	100	265	23,502
Foreign taxes withheld	—	—	(8,946)	(156,787)
Total income	1,000,424	1,023,417	163,459	1,712,363

Expenses:
Management fees	259,201	79,598	35,682	320,356
Professional fees	68,709	70,370	70,313	72,297
Custody and accounting fees	28,315	26,486	31,506	52,454
Reports to shareholders	16,087	9,512	8,840	13,922
IOPV fees	5,904	3,366	3,366	5,643
Trustees’ fees and expenses	1,022	650	208	1,951
Registration fees	10,052	7,508	6,477	5,234
Transfer agent fees	200	200	200	200
Insurance	3,046	1,575	1,549	3,643
Interest	34	37	—	12,064
Other	1,721	1,117	3,896	1,628
Total expenses	394,291	200,419	162,037	489,392
Waiver of management fees	(109,661)	(79,598)	(35,682)	(118,906)
Expenses assumed by the Adviser	—	(41,323)	(85,083)	—
Net expenses	284,630	79,498	41,272	370,486
Net investment income	715,794	943,919	122,187	1,341,877

Net realized gain (loss) on:
Investments—unaffiliated issuers	—	(3,909,819)	207,445	(6,058,419)
Investments—affiliated issuers	—	—	—	—
In-kind redemptions—unaffiliated issuers	(675,324)	2,403,325	—	918,546
In-kind redemptions—affiliated issuers	—	—	—	—
Foreign currency transactions and foreign denominated assets and liabilities	—	—	257	3,485
Net realized gain (loss)	(675,324)	(1,506,494)	207,702	(5,136,388)

Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated issuers	(1,380,712)	253,694	908,266	2,142,050
Investments—affiliated issuers	—	—	—	—
Foreign currency transactions and foreign denominated assets and liabilities	—	—	(33)	10,069
Net change in unrealized appreciation (depreciation)	(1,380,712)	253,694	908,233	2,152,119
Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,340,242)	$(308,881)	$1,238,122	$(1,642,392)

(a)	Represents consolidated Statement of Operations.

See Notes to Financial Statements

26

Morningstar Wide Moat ETF	Real Asset Allocation ETF (a)

$70,208,847	$292,785
—	189,416
20,905	29,489
82,460	34,813
(172,127)	—
70,140,085	546,503

14,106,785	108,692
75,346	67,398
62,950	30,931
183,692	13,502
5,643	3,749
82,953	358
74,349	14,682
200	400
29,744	1,681
36,233	—
45,769	1,006
14,703,664	242,399
—	(108,692)
—	(14,365)
14,703,664	119,342
55,436,421	427,161

(135,560,727)	(1,919,576)
—	(4,012,256)
385,772,112	(697,441)
—	(768,219)

—	—
250,211,385	(7,397,492)

(32,450,558)	(281,365)
—	282,750

—	—
(32,450,558)	1,385
$273,197,248	$(6,968,946)

See Notes to Financial Statements

27

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Long/Flat Trend ETF		Morningstar Durable Dividend ETF
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	For the Period October 30, 2018* through September 30, 2019
Operations:
Net investment income	$715,794	$869,293	$943,919	$251,795
Net realized gain (loss)	(675,324)	(1,822,896)	(1,506,494)	712,818
Net change in unrealized appreciation (depreciation)	(1,380,712)	2,238,147	253,694	70,071
Net increase (decrease) in net assets resulting from operations	(1,340,242)	1,284,544	(308,881)	1,034,684
Distributions to shareholders:
From distributable earnings	(1,000,040)	(550,200)	(991,310)	(130,030)
Share transactions:**
Proceeds from sale of shares	18,877,077	23,560,640	33,663,334	21,719,158
Cost of shares redeemed	(50,838,556)	(10,687,796)	(17,916,809)	(4,268,752)
Increase (decrease) in net assets resulting from share transactions	(31,961,479)	12,872,844	15,746,525	17,450,406
Total increase (decrease) in net assets	(34,301,761)	13,607,188	14,446,334	18,355,060
Net Assets, beginning of year	65,850,559	52,243,371	18,355,060	—
Net Assets, end of year	$31,548,798	$65,850,559	$32,801,394	$18,355,060

** Shares of Common Stock Issued (no par value)
Shares sold	650,000	900,000	1,250,000	800,000
Shares redeemed	(2,000,000)	(400,000)	(675,000)	(150,000)
Net increase (decrease)	(1,350,000)	500,000	575,000	650,000

(a)	Represents Consolidated Statement of Changes in Net Assets.
*	Commencement of operations

See Notes to Financial Statements

28

Morningstar		Morningstar		Morningstar		Real Asset
Global Wide Moat ETF		International Moat ETF		Wide Moat ETF		Allocation ETF (a)
Year Ended September 30, 2020	For the Period October 30, 2018* through September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019

$122,187	$70,454	$1,341,877	$2,724,202	$55,436,421	$38,743,341	$427,161	$274,945
207,702	87,961	(5,136,388)	(4,499,913)	250,211,385	155,959,301	(7,397,492)	(851,309)
908,233	442,069	2,152,119	(3,098,724)	(32,450,558)	7,136,244	1,385	704,784
1,238,122	600,484	(1,642,392)	(4,874,435)	273,197,248	201,838,886	(6,968,946)	128,420

(181,250)	(11,000)	(2,750,000)	(2,801,050)	(43,002,000)	(29,003,400)	(700,005)	(83,400)

2,802,272	5,203,707	7,963,287	21,706,439	2,395,475,138	1,740,552,075	7,646,301	30,284,674
—	—	(34,704,740)	(20,939,444)	(1,714,078,307)	(997,112,445)	(21,216,119)	(15,258,996)
2,802,272	5,203,707	(26,741,453)	766,995	681,396,831	743,439,630	(13,569,818)	15,025,678
3,859,144	5,793,191	(31,133,845)	(6,908,490)	911,592,079	916,275,116	(21,238,769)	15,070,698
5,793,191	—	82,550,222	89,458,712	2,486,375,067	1,570,099,951	30,304,700	15,234,002
$9,652,335	$5,793,191	$51,416,377	$82,550,222	$3,397,967,146	$2,486,375,067	$9,065,931	$30,304,700

100,000	200,000	250,000	700,000	45,150,000	36,700,000	300,000	1,200,000
—	—	(1,200,000)	(700,000)	(32,550,000)	(20,700,000)	(1,050,000)	(600,000)
100,000	200,000	(950,000)	—	12,600,000	16,000,000	(750,000)	600,000

See Notes to Financial Statements

29

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Long/Flat Trend ETF
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019		For the Period October 4, 2017(a) through September 30, 2018
Net asset value, beginning of period	$28.02	$28.24		$25.03
Income from investment operations:
Net investment income (b)	0.40	0.39		0.42
Net realized and unrealized gain (loss) on investments	3.56 (h)	(0.35)		2.89
Total from investment operations	3.96	0.04		3.31
Less:
Dividends from net investment income	(0.43)	(0.26)		(0.10)
Net asset value, end of period	$31.55	$28.02		$28.24
Total return (c)	14.22%	0.29%		13.25	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$31,549	$65,851		$52,243
Ratio of gross expenses to average net assets (f)	0.76%	0.69%		0.86	%(e)
Ratio of net expenses to average net assets (f)	0.55%	0.57%		0.56	%(e)
Ratio of net expenses to average net assets excluding interest expense (f)	0.55%	0.55%		0.55	%(e)
Ratio of net investment income to average net assets (f)	1.38%	1.47%		1.58	%(e)
Portfolio turnover rate (g)	0%	59%		28	%(d)

	Morningstar Durable Dividend ETF
	For the Year Ended September 30, 2020	For the Period October 30, 2018(a) through September 30, 2019
Net asset value, beginning of period	$28.24	$25.36
Income from investment operations:
Net investment income (b)	0.92	0.75
Net realized and unrealized gain (loss) on investments	(1.28)	2.62
Total from investment operations	(0.36)	3.37
Less:
Dividends from net investment income	(0.90)	(0.49)
Distributions from net realized capital gains	(0.20)	—
Total dividends and distributions	(1.10)	(0.49)
Net asset value, end of period	$26.78	$28.24
Total return (c)	(1.26)%	13.41	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$32,801	$18,355
Ratio of gross expenses to average net assets	0.73%	1.14	%(e)
Ratio of net expenses to average net assets	0.29%	0.29	%(e)
Ratio of net expenses to average net assets excluding interest expense	0.29%	0.29	%(e)
Ratio of net investment income to average net assets	3.44%	3.00	%(e)
Portfolio turnover rate (g)	67%	94	%(d)

(a)	Commencement of operations
(b)	Calculated based upon average shares outstanding
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(d)	Not Annualized
(e)	Annualized
(f)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.
(g)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(h)	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchaes of shares in relation to fluctuating market values of the investments of the Fund.

See Notes to Financial Statements

30

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Morningstar Global Wide Moat ETF
	For the Year Ended September 30, 2020	For the Period October 30, 2018(a) through September 30, 2019
Net asset value, beginning of period	$28.97	$25.30
Income from investment operations:
Net investment income (b)	0.46	0.47
Net realized and unrealized gain on investments	3.47	3.31
Total from investment operations	3.93	3.78
Less:
Dividends from net investment income	(0.34)	(0.11)
Distributions from net realized capital gains	(0.39)	—
Total dividends and distributions	(0.73)	(0.11)
Net asset value, end of period	$32.17	$28.97
Total return (c)	13.70%	15.01	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$9,652	$5,793
Ratio of gross expenses to average net assets	2.04%	2.50	%(e)
Ratio of net expenses to average net assets	0.52%	0.56	%(e)
Ratio of net expenses to average net assets excluding interest expense	0.52%	0.52	%(e)
Ratio of net investment income to average net assets	1.54%	1.86	%(e)
Portfolio turnover rate (f)	68%	71	%(d)

	Morningstar International Moat ETF
	For the Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$30.57	$33.13	$35.49	$28.34	$26.48
Income from investment operations:
Net investment income	0.62 (b)	1.00 (b)	0.91 (b)	0.93 (b)	0.76
Net realized and unrealized gain (loss) on investments	(0.56)	(2.50)	(1.27)	6.59	1.33
Total from investment operations	0.06	(1.50)	(0.36)	7.52	2.09
Less:
Dividends from net investment income	(1.25)	(1.06)	(0.98)	(0.37)	(0.23)
Distributions from net realized capital gains	—	—	(1.02)	—	—
Total dividends and distributions	(1.25)	(1.06)	(2.00)	(0.37)	(0.23)
Net asset value, end of year	$29.38	$30.57	$33.13	$35.49	$28.34
Total return (c)	(0.14)%	(4.25)%	(1.14)%	26.91%	7.91%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$51,416	$82,550	$89,459	$81,631	$12,755
Ratio of gross expenses to average net assets	0.76%	0.69%	0.72%	0.84%	1.62%
Ratio of net expenses to average net assets	0.58%	0.57%	0.57%	0.56%	0.56%
Ratio of net expenses to average net assets excluding interest expense	0.56%	0.56%	0.56%	0.56%	0.56%
Ratio of net investment income to average net assets	2.10%	3.26%	2.67%	2.92%	2.99%
Portfolio turnover rate (f)	94%	85%	112%	129%	168%

(a)	Commencement of operations
(b)	Calculated based upon average shares outstanding
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(d)	Not Annualized
(e)	Annualized
(f)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.

See Notes to Financial Statements

31

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Morningstar Wide Moat ETF
	For the Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$50.13	$46.73	$40.33	$34.01	$27.96
Income from investment operations:
Net investment income	0.92 (b)	0.89 (b)	0.73 (b)	0.53 (b)	0.48
Net realized and unrealized gain on investments	4.30	3.25	6.13	6.20	6.19
Total from investment operations	5.22	4.14	6.86	6.73	6.67
Less:
Dividends from net investment income	(0.72)	(0.74)	(0.46)	(0.41)	(0.62)
Net asset value, end of year	$54.63	$50.13	$46.73	$40.33	$34.01
Total return (c)	10.40%	9.21%	17.11%	19.96%	24.23%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$3,397,967	$2,486,375	$1,570,100	$1,286,451	$753,358
Ratio of gross expenses to average net assets	0.47%	0.48%	0.49%	0.48%	0.50%
Ratio of net expenses to average net assets	0.47%	0.48%	0.49%	0.48%	0.49%
Ratio of net expenses to average net assets excluding interest expense	0.47%	0.48%	0.49%	0.48%	0.49%
Ratio of net investment income to average net assets	1.77%	1.90%	1.69%	1.42%	1.44%
Portfolio turnover rate (g)	48%	58%	56%	53%	178%

	Real Asset Allocation ETF (h)
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Period April 9, 2018(a) through September 30, 2018
Net asset value, beginning of period	$25.25	$25.39	$25.18
Income from investment operations:
Net investment income (b)	0.45	0.31	0.10
Net realized and unrealized gain (loss) on investments	(4.94)	(0.31)	0.11
Total from investment operations	(4.49)	0.00	0.21
Less:
Dividends from net investment income	(0.61)	(0.14)	—
Net asset value, end of period	$20.15	$25.25	$25.39
Total return (c)	(18.32)%	0.02%	0.83	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$9,066	$30,305	$15,234
Ratio of gross expenses to average net assets (f)	1.12%	0.93%	1.57	%(e)
Ratio of net expenses to average net assets (f)	0.55%	0.55%	0.55	%(e)
Ratio of net expenses to average net assets excluding interest expense (f)	0.55%	0.55%	0.55	%(e)
Ratio of net investment income to average net assets(f)	1.97%	1.23%	0.78	%(e)
Portfolio turnover rate (g)	195%	449%	130	%(d)

(a)	Commencement of operations
(b)	Calculated based upon average shares outstanding
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(d)	Not Annualized
(e)	Annualized
(f)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.
(g)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(h)	Represents Consolidated Financial Highlights

See Notes to Financial Statements

32

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2020

Note 1—Fund Organization—VanEck Vectors ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and offers multiple investment portfolios, each of which represents a separate series of the Trust. These financial statements relate only to the investment portfolios listed in the diversification table below (each a “Fund” and, collectively, the “Funds”).

Fund	Diversification Classification
Long/Flat Trend ETF*	Non-Diversified
Morningstar Durable Dividend ETF	Non-Diversified
Morningstar Global Wide Moat ETF	Non-Diversified
Morningstar International Moat ETF	Diversified
Morningstar Wide Moat ETF	Diversified
Real Asset Allocation ETF	Non-Diversified

*	Formerly known as NDR CMG Long/Flat Allocation ETF

Each Fund, except for Real Asset Allocation ETF, was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in approximately the same weighting as their index. The Real Asset Allocation ETF seeks to achieve its investment objective by investing primarily in exchange traded products (“ETPs”) that provide exposure to real assets, which include commodities, real estate, natural resources, and infrastructure, using a proprietary, rules-based real asset allocation model.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and follow accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services—Investment Companies.

The following summarizes the Funds’ significant accounting policies.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are considered to be Level 1 in the fair value hierarchy. The Pricing Committee of the Van Eck Associate Corporation (“VEAC”) and Van Eck Absolute Return Advisers Corporation (“VEARA”) (VEAC and VEARA, collectively referred to as the “Adviser”) provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes they do not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Funds’ valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value,
33

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Funds’ investments are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Basis for Consolidation—The Real Asset Allocation ETF invests in certain ETPs through the Real Asset Allocation Subsidiary (the “Subsidiary”), a wholly-owned subsidiary organized under the laws of the Cayman Islands. The Fund’s investment in the Subsidiary may not exceed 25% of the value of the Fund’s total assets at each quarter-end of the Fund’s fiscal year. Consolidated financial statements of the Fund present the financial position and results of operations for the Fund and its wholly-owned Subsidiary. All interfund account balances and transactions between the Fund and Subsidiary have been eliminated in consolidation.

C.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D.	Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually by each Fund (except for dividends from net investment income from Morningstar Durable Dividend ETF, which are declared and paid quarterly). Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statements of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.
34

F.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

G.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and or securities as collateral for derivative instruments and securities lending. For financial reporting purposes, the Funds present securities lending assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Cash collateral received for securities lending in the form of money market fund investments, if any, at September 30, 2020 is presented in the Schedules of Investments and in the Statements of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).

I.	Other—Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned.

The Funds earn interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income in the Statements of Operations.

The character of distributions received from certain investment in underlying funds may be comprised of net investment income, capital gains, and return of capital. It is the Funds’ policy to estimate the character of distributions received from these investments based on historical data provided by the underlying funds if actual amounts are not available. After each calendar year end, the underlying funds report the actual tax character of these distributions. Differences between the estimated and actual amounts are reflected in the Funds’ records in the year in which they are reported by adjusting the related cost basis of investments, capital gains and income, as necessary.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—VEAC is the investment adviser to the Long/Flat Trend ETF, Morningstar Durable Dividend ETF, Morningstar Global Wide Moat ETF, Morningstar International Moat ETF and Morningstar Wide Moat ETF. VEARA is the investment adviser to the Real Asset Allocation ETF and its Subsidiary. VEARA is a wholly-owned subsidiary of VEAC. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of each Fund’s average daily net assets. The Adviser has agreed, until at least February 1, 2021, to waive management fees and assume expenses to prevent each Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding expense limitations listed in the following table.

The current management fee rate and expense limitations for the year ended September 30, 2020, are as follows:

Fund	Waiver of Management Fees	Expense Limitations
Long/Flat Trend ETF	0.50%	0.55%
Morningstar Durable Dividend ETF	0.29	0.29
Morningstar Global Wide Moat ETF	0.45	0.52
Morningstar International Moat ETF	0.50	0.56
Morningstar Wide Moat ETF	0.45	0.49
Real Asset Allocation ETF	0.50	0.55

Refer to the Statements of Operations for amounts waived/assumed by the Adviser.

35

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ distributor (“Distributor”). Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

The Adviser waives the management fees it charges the Funds by the amount it collects as a management fee from underlying funds managed by the Adviser. For the year ended September 30, 2020, the Adviser waived management fees of $22,397 due to such investments held in the Real Asset Allocation ETF.

At September 30, 2020, the Adviser owned approximately 12% of Morningstar Durable Dividend ETF.

Effective November 4, 2019, State Street Bank and Trust Company is the Funds’ custodian, securities lending agent and transfer agent. Prior to November 4, 2019, Bank of New York Mellon provided these services to the Funds.

For the year ended September 30, 2020, there were offsets to custodian fees under an expense offset agreement and these amounts are reflected in custody expense in the Statements of Operations.

Note 4—Capital Share Transactions—As of September 30, 2020, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Fund shares are not individually redeemable and are issued and redeemed at their net asset value per share only through certain authorized broker-dealers (“Authorized Participants”) in blocks of shares (“Creation Units”), or multiples thereof, as follows:

Long/Flat Trend ETF*	25,000
Morningstar Durable Dividend ETF*	25,000
Morningstar Global Wide Moat ETF	50,000
Morningstar International Moat ETF	50,000
Morningstar Wide Moat ETF	50,000
Real Asset Allocation ETF*	25,000

*	Effective September 1, 2020 Creation Units changed from 50,000 to 25,000 shares.

The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index (“Deposit Securities”) plus a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Cash may also be substituted in an amount equivalent to the value of certain Deposit Securities, generally as a result of market circumstances, or when the securities are not available in sufficient quantity for delivery, or are not eligible for trading by the Authorized Participant. The Funds may issue Creation Units in advance of receipt of Deposit Securities subject to various conditions, including, for the benefit of the Funds, a requirement to maintain cash collateral on deposit at the custodian equal to at least 115% of the daily marked to market value of the missing Deposit Securities.

Authorized Participants purchasing and redeeming Creation Units may pay transaction fees directly to the transfer agent. In addition, the Funds may impose certain variable fees for creations and redemptions with respect to transactions in Creation Units for cash, or on transactions effected outside the clearing process, which are treated as increases in capital. These variable fees, if any, are reflected in share transactions in the Statements of Changes in Net Assets.

Note 5—Investments—For the year ended September 30, 2020, purchases and sales of investments (excluding short-term investments and in-kind capital share transactions) and purchases and sales of investments resulting from in-kind capital share transactions (excluding short-term investments) were as follows:

			In-kind Capital Share Transactions
Fund	Purchases	Sales	Purchases	Sales
Long/Flat Trend ETF	$440,629	$—	$18,877,017	$51,588,022
Morningstar Durable Dividend ETF	18,019,147	17,896,673	33,666,317	18,112,036
Morningstar Global Wide Moat ETF	5,303,649	5,337,912	2,797,791	—
Morningstar International Moat ETF	60,661,360	62,891,742	7,840,962	33,864,774
Morningstar Wide Moat ETF	1,510,164,835	1,492,708,419	2,295,658,598	1,620,484,117
Real Asset Allocation ETF*	46,323,340	41,047,967	20,340,782	25,780,505

*	Represents consolidated cost of investments purchased and proceeds from investments sold.
36

Note 6—Income Taxes—As of September 30, 2020, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments were as follows:

		Gross	Gross	Net Unrealized
	Tax Cost	Unrealized	Unrealized	Appreciation
Fund	of Investments	Appreciation	(Depreciation)	(Depreciation)
Long/Flat Trend ETF	$28,400,480	$3,111,493	$(306)	$3,111,187
Morningstar Durable Dividend ETF	32,290,055	1,247,491	(934,171)	313,320
Morningstar Global Wide Moat ETF	8,322,502	1,513,003	(167,048)	1,345,955
Morningstar International Moat ETF	53,397,676	3,502,741	(5,448,908)	(1,946,167)
Morningstar Wide Moat ETF	3,309,349,200	279,096,557	(192,269,746)	86,826,810
Real Asset Allocation ETF	9,024,968	987,821	(232,464)	755,357

At September 30, 2020, the components of distributable earnings (loss) on a tax basis, for each Fund, were as follows:

		Undistributed
	Undistributed	Realized Gains /	Other	Net Unrealized	Total
	Ordinary	Accumulated	Temporary	Appreciation	Distributable
Fund	Income	Capital (Losses)	Differences	(Depreciation)	Earnings (Loss)
Long/Flat Trend ETF	$389,266	$(2,905,706)	$(699)	$3,111,187	$594,048
Morningstar Durable Dividend ETF	221,205	(3,899,226)	(91)	313,320	(3,364,792)
Morningstar Global Wide Moat ETF	188,324	112,134	(49)	1,345,947	1,646,356
Morningstar International Moat ETF	980,710	(10,992,693)	(1,217)	(1,939,324)	(11,952,524)
Morningstar Wide Moat ETF	41,856,807	(335,255,731)	(64,940)	86,826,810	(206,637,054)
Real Asset Allocation ETF	798,908	(8,944,908)	(1,429,948)	764,188	(8,811,760)

The tax character of dividends paid to shareholders during the years ended September 30, 2020 and September 30, 2019 were as follows:

	2020	2019
	Dividends	Dividends
	Ordinary	Ordinary
Fund	Income*	Income*
Long/Flat Trend ETF	$1,000,040	$550,200
Morningstar Durable Dividend ETF	991,310	130,030
Morningstar Global Wide Moat ETF	181,250	11,000
Morningstar International Moat ETF	2,750,000	2,801,050
Morningstar Wide Moat ETF	43,002,000	29,003,400
Real Asset Allocation ETF	700,005	83,400

*	Includes short-term capital gains (if any)

At September 30, 2020, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

	Short-Term	Long-Term
	Capital Losses	Capital Losses
Fund	with No Expiration	with No Expiration	Total
Long/Flat Trend ETF	$(2,821,262)	$(84,444)	$(2,905,706)
Morningstar Durable Dividend ETF	(3,054,484)	(844,742)	(3,899,226)
Morningstar International Moat ETF	(3,614,090)	(7,378,603)	(10,992,693)
Morningstar Wide Moat ETF	(233,935,842)	(101,319,889)	(335,255,731)
Real Asset Allocation ETF	(8,944,908)	—	(8,944,908)

During the year ended September 30, 2020, as a result of permanent book to tax differences primarily due to the tax treatment of in-kind redemptions and the accumulated earnings applicable to the redemption of shares, the Funds incurred differences that affected distributable earnings / (loss) and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

37

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Fund	Increase (Decrease) in Distributable Earnings	Increase (Decrease) in Aggregate Paid in Capital
Long/Flat Trend ETF	$675,324	$(675,324)
Morningstar Durable Dividend ETF	(2,403,156)	2,403,156
Morningstar International Moat ETF	(914,178)	914,178
Morningstar Wide Moat ETF	(381,666,649)	381,666,649
Real Asset Allocation ETF	(466,006)	466,006

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements. However, the Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended September 30, 2020, the Funds did not incur any interest or penalties.

Note 7—Principal Risks—Non-diversified funds generally hold securities of fewer issuers than diversified funds (See Note 1) and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse political and economic developments and local/regional conflicts or natural or other disasters, such as the recent coronavirus outbreak. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

Long/Flat Trend ETF may invest in shares of other funds, including ETFs that track the S&P 500 Index. As a result, the Fund will indirectly be exposed to the risks of an investment in the underlying funds. Shares of other funds have many of the same risks as direct investments in common stocks or bonds. In addition, the market value of the Fund’s shares is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of such funds’ shares may differ from the net asset value of the particular fund.

Real Asset Allocation ETF may concentrate its investments in ETPs that invest directly in, or have exposure to, equity and debt securities, as well as real asset categories such as commodities, real estate, natural resources and infrastructure. Such investments may subject the ETPs to greater volatility than investments in traditional securities. The Fund is dependent on the performance of underlying funds and is subject to the risks of those funds. Changes in laws or government regulations by the United States and/or the Cayman Islands could adversely affect the operations of the Fund.

A recent outbreak of respiratory disease caused by a novel coronavirus, which was first detected in China in December 2019, has subsequently spread internationally and has been declared a pandemic by the World Health Organization. The coronavirus has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, loss of life, as well as general concern and uncertainty. The coronavirus has already negatively impacted the economies of many nations, individual companies, and the market. This pandemic is expected to have a continued impact in ways that cannot necessarily be foreseen presently.

A more complete description of risks is included in each Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

38

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with the securities lending agent. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value on the securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statements of Operations. Cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Funds’ Schedules of Investments or Statements of Assets and Liabilities as it is held by the agent on behalf of the Funds, and the Funds do not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related collateral, if any, at September 30, 2020 are presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities. The following is a summary of the Funds’ securities on loan and related collateral as of September 30, 2020:

Fund	Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
Morningstar International Moat ETF	$1,938,574	$70,249	$1,987,827	$2,058,076
Morningstar Wide Moat ETF	3,602,367	—	3,648,200	3,648,200
Real Asset Allocation ETF	2,310,109	695,909	1,643,436	2,339,345

The following table presents money market fund investments held as collateral by type of security on loan as of September 30, 2020:

Gross Amount of Recognized Liabilities for Securities Lending Transactions* in the Statements of Assets and Liabilities
Fund	Equity Securities
Morningstar International Moat ETF	$70,249
Real Asset Allocation ETF	695,909

*	Remaining contractual maturity: overnight and continuous

Note 10—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing for the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds based on prevailing market rates in effect at the time of borrowings. During the year ended September 30, 2020, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate
Morningstar Durable Dividend ETF*	21	$124,860	1.42%
Morningstar International Moat ETF	225	431,577	2.13
Morningstar Wide Moat ETF	172	3,641,941	2.10
Real Asset Allocation ETF*	18	521,169	2.92

*	The custodian voluntarily waived interest expense for this borrowing activity in the amount of $104 for Morningstar Durable Dividend ETF and $749 for Real Asset Allocation ETF.

Outstanding loan balances as of September 30, 2020, if any, are reflected in the Statements of Assets and Liabilities.

39

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 12—Recent Accounting Pronouncements—The Funds adopted all provisions of the Accounting Standards Update No. 2018-13, Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) that eliminate and modify certain disclosure requirements for fair value measurements. Based on management’s evaluation, the adoption of the ASU 2018-13 had no material impact on the financial statements and related disclosures.

Note 13—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

40

VANECK VECTORS ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of VanEck Vectors Long/Flat Trend ETF, VanEck Vectors Morningstar Durable Dividend ETF, VanEck Vectors Morningstar Global Wide Moat ETF, VanEck Vectors Morningstar International Moat ETF, VanEck Vectors Morningstar Wide Moat ETF and VanEck Vectors Real Asset Allocation ETF and the Board of Trustees of VanEck Vectors ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities (consolidated as it relates to VanEck Vectors Real Asset Allocation ETF) of VanEck Vectors Long/Flat Trend ETF, VanEck Vectors Morningstar Durable Dividend ETF, VanEck Vectors Morningstar Global Wide Moat ETF, VanEck Vectors Morningstar International Moat ETF, VanEck Vectors Morningstar Wide Moat ETF and VanEck Vectors Real Asset Allocation ETF (collectively referred to as the “Funds”) (six of the series constituting VanEck Vectors ETF Trust (the “Trust”)), including the schedules of investments (consolidated as it relates to VanEck Vectors Real Asset Allocation ETF), as of September 30, 2020, and the related statements of operations, changes in net assets, and the financial highlights (consolidated as it relates to VanEck Vectors Real Asset Allocation ETF) for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position (consolidated as it relates to VanEck Vectors Real Asset Allocation ETF) of each of the Funds (six of the series constituting VanEck Vectors ETF Trust) at September 30, 2020, and the results of their operations, changes in net assets and financial highlights (consolidated as it relates to VanEck Vectors Real Asset Allocation ETF) for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the VanEck Vectors ETF Trust	Statement of operations	Statements of changes in net assets	Financial highlights

VanEck Vectors Long/Flat Trend ETF	For the year ended September 30, 2020	For each of the two years in the period ended September 30, 2020	For each of the two years in the period ended September 30, 2020 and the period from October 4, 2017 (commencement of operations) through September 30, 2018
VanEck Vectors Morningstar Durable Dividend ETF	For the year ended September 30, 2020	For the year ended September 30, 2020 and the period from October 30, 2018 (commencement of	For the year ended September 30, 2020 and the period from October 30, 2018 (commencement of
VanEck Vectors Morningstar Global Wide Moat ETF		operations) through September 30, 2019	operations) through September 30, 2019
VanEck Vectors Morningstar International Moat ETF	For the year ended September 30, 2020	For each of the two years in the period ended September 30, 2020	For each of the five years in the period ended September 30, 2020

VanEck Vectors Morningstar Wide Moat ETF
VanEck Vectors Real Asset Allocation ETF	For the year ended September 30, 2020	For each of the two years in the period ended September 30, 2020	For each of the two years in the period ended September 30, 2020 and the period from April 9, 2018 (commencement of operations) through September 30, 2018

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an

41

VANECK VECTORS ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from broker were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, New York

November 23, 2020

42

VANECK VECTORS ETF TRUST

TAX INFORMATION

(unaudited)

The information set forth below relates to distributions paid during each Fund’s current fiscal year as required by federal laws. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund.

Accordingly, the information needed by shareholders for calendar year 2020 income tax purposes will be sent to them in early 2021.

Please consult your tax advisor for proper treatment of this information.

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2020:

	Morningstar Durable Dividend ETF							Morningstar Global Wide Moat ETF
Record Date	10/02/2019		12/31/2019	04/02/2020		07/02/2020		12/24/2019
Ex Date	10/01/2019		12/30/2019	04/01/2020		07/01/2020		12/23/2019
Payable Date	10/07/2019		01/06/2020	04/07/2020		07/08/2020		12/30/2019
Ordinary Income Amount Paid Per Share	$0.202900		$0.386700	$0.200400		$0.307500		$0.725000
Ordinary Income:
Qualified Dividend Income for Individuals		67.62%	78.21%		100.00%		100.00%	61.58%
Dividends Qualifying for the Dividends Received Deduction for Corporations		66.26%	75.33%		100.00%		100.00%	27.21%
Qualified Short-Term Capital Gains ****	$—		$0.195700	$—		$—		$0.385000

	Morningstar International Moat ETF		Morningstar Wide Moat ETF	Long/Flat Trend ETF		Real Asset Allocation ETF
Record Date	12/24/2019		12/24/2019	12/24/2019		12/24/2019
Ex Date	12/23/2019		12/23/2019	12/23/2019		12/23/2019
Payable Date	12/30/2019		12/30/2019	12/30/2019		12/30/2019
Ordinary Income Amount Paid Per Share	$1.250000		$0.716700	$0.434800		$0.608700
Ordinary Income:
Qualified Dividend Income for Individuals	80.19	%*	100.00%		100.00%		28.79%
Dividends Qualifying for the Dividends Received Deduction for Corporations	0.70	%*	99.63%		100.00%		15.59%
Qualified Business Income Deduction	—		—	—			8.20%
Foreign Source Income	98.52	%*	—	—		—
Foreign Taxes Paid Per Share	0.114391	**	—	—		—
Federal Obligation Interest	—		—	17.34	%***	12.35	%***

*	Expressed as a percentage of the cash distribution grossed up for foreign taxes.
**	The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments.
***	Certain states may exempt the portion of dividends derived from assets backed by the full faith and credit of the U.S. Government.
****	These amounts represent Qualified Short-Term Capital Gains which may be exempt from United States withholding tax when distributed to non-U.S. shareholders with proper documentation.
43

VANECK VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

September 30, 2020 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held Outside the Fund Complex[3] During Past Five Years
Independent Trustees
David H. Chow, 1957*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/ strategy consulting firm and Registered Investment Adviser), March 1999 to present.	55	Director, Forward Management LLC and Audit Committee Chairman, May 2008 to June 2015; Trustee, Berea College of Kentucky, May 2009 to present and currently Chairman of the Investment Committee; Member of the Governing Council of the Independent Directors Council, October 2012 to present; President, July 2013 to June 2015, and Board Member of the CFA Society of Stamford, July 2009 to present; Trustee, MainStay Fund Complex[4], January 2016 to present and currently Chairman of the Risk and Compliance Committee.

Laurie A. Hesslein, 1959*†	Trustee	Since 2019	Citigroup, Managing Director, and Business Head, Local Consumer Lending North America, and CEO and President, CitiFinancial Servicing LLC (2013 - 2017).	55	Trustee, Eagle Growth and Income Opportunities Fund; Trustee, THL Credit Senior Loan Fund.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle).	66	Chairman and Independent Director, EULAV Asset Management; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.

Peter J. Sidebottom, 1962*†	Trustee	Since 2012	Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to present; Partner, PWC/Strategy & Financial Services Advisory, February 2015 to March 2017; Founder and Board Member, AspenWoods Risk Solutions, September 2013 to February 2016; Independent consultant, June 2013 to February 2015; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012.	55	Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to 2016.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	President and CEO, SmartBrief, LLC (business media company).	66	Director, Food and Friends, Inc.

Interested Trustee
Jan F. van Eck, 1963[5]	Trustee, Chief Executive Officer and President	Trustee (Since 2006); Chief Executive Officer and President (Since 2009)	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust	66	Director, National Committee on US-China Relations.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
[4]	The MainStay Fund Complex consists of MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund.
[5]	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of VEAC, VEARA and VESC.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.
44

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officer Information
Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate, Clifford Chance US LLP.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 2006	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of VEAC.

Henry Glynn, 1983	Assistant Vice President	Since 2018	Head of ETF Capital Markets Europe of Van Eck Switzerland AG. Formerly, Member of the Capital Markets team at Vanguard Group.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Nicholas Jackson, 1974	Assistant Vice President	Since 2018	Vice President, Business Development of VanEck Australia Pty Ltd.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

Matthew McKinnon, 1970	Assistant Vice President	Since 2018	Head of Business Development of Asia Pacific of VanEck Australia Pty Ltd. Formerly, Director, Intermediaries and Institutions of VanEck Australia Pty Ltd.

Arian Neiron, 1979	Vice President	Since 2018	Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd.; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC; Manager, Portfolio Administration of VEAC and VEARA. Officer of other investment companies advised by VEAC and VEARA.

Adam Phillips, 1970	Vice President	Since 2018	ETF Chief Operating Officer of VEAC; Director of other companies affiliated with VEAC.

Philipp Schlegel, 1974	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (Since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

[1]	The address for each Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Officers are elected yearly by the Trustees.
45

VANECK VECTORS ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

September 30, 2020 (unaudited)

At a meeting held on June 11, 2020 (the “Renewal Meeting”), the Board of Trustees (the “Board”) of VanEck Vectors® ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), approved the continuation of the investment management agreements between the Trust and Van Eck Associates Corporation (the “Adviser”) (the “Investment Management Agreements”) with respect to the VanEck Vectors Biotech ETF, Environmental Services ETF, Gaming ETF, Long/Flat Trend ETF (formerly NDR CMG Long/Flat Allocation ETF), Morningstar Durable Dividend ETF, Morningstar Global Wide Moat ETF, Morningstar International Moat ETF, Morningstar Wide Moat ETF, Pharmaceutical ETF, Retail ETF, Semiconductor ETF, and Video Gaming and eSports ETF (each, a “Fund” and together, the “Funds”).

The Board’s approval of the Investment Management Agreements was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In preparation for the Renewal Meeting, the Trustees held a meeting on May 7, 2020. At that meeting, the Trustees discussed the information the Adviser and Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party data provider, had provided to them in advance. The information provided to the Trustees included, among other things, information about the performance and expenses of the Funds and the Funds’ peer funds (certain other index-based exchange-traded funds (“ETFs”)), information about the advisory services provided to the Funds and the personnel providing those services, and the profitability and other benefits enjoyed by the Adviser and its affiliates as a result of the Adviser’s relationship with the Funds. In reviewing performance information for the Funds against their peer groups, the Trustees considered that each Fund seeks to track a different index than the funds in its designated peer group and, therefore, each Fund’s performance will differ from its peers. In addition, as noted below, the Trustees reviewed certain performance information for each Fund which was not provided by Broadridge and which did not compare each Fund’s performance to the performance of its peer group. For these and other reasons, the Trustees noted that the peer group performance information did not necessarily provide meaningful direct comparisons to the Funds.

The Independent Trustees’ consideration of the Investment Management Agreements was based, in part, on their review of information obtained through discussions with the Adviser at the Renewal Meeting and with the Adviser at the May 7, 2020 meeting regarding the management of the Funds and information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others involved in the management and administration of the Funds. The Trustees also considered the terms of, and scope of services that the Adviser provides under, the Investment Management Agreements, including, where applicable, the Adviser’s commitment to waive certain fees and/or pay expenses of each of the Funds to the extent necessary to prevent the operating expenses of each of the Funds from exceeding agreed upon limits for a period of time.

The Trustees concluded that the Adviser and its personnel have the requisite expertise and skill to manage the Funds’ portfolios. In evaluating the performance of each Fund, the Trustees reviewed various performance metrics but relied principally on a comparison of the “gross” performance of each Fund (i.e., measured without regard to the impact of fees and expenses) to the performance of its benchmark index, in each case incorporating any systematic fair value adjustments to the underlying securities. Based on the foregoing, the Trustees concluded that the investment performance of the Funds was satisfactory.

The Trustees also considered information relating to the financial condition of the Adviser and the current status, as they understood it, of the Adviser’s compliance environment.

As noted above, the Trustees were also provided various data from Broadridge comparing the Funds’ expenses and performance to that of certain other ETFs. The Trustees noted that the information provided showed that each Fund had management fees (after the effect of any applicable fee waiver) below the average and median of its respective peer group of funds, except for each of VanEck Vectors Morningstar International Moat ETF and Morningstar Wide Moat ETF, which had management fees (after the effect of any applicable fee waiver) greater than the average and median of its respective peer group of funds. The Trustees also noted that the information provided showed that each Fund had a total expense ratio (after the effect of any applicable expense limitation) below the average and median of its respective peer group of funds, except for each of VanEck Vectors Gaming ETF, Morningstar Global Wide Moat ETF, Morningstar International Moat ETF, Morningstar Wide Moat ETF, Long/Flat Trend ETF and Video Gaming and eSports

46

ETF, which had a total expense ratio (after the effect of any applicable expense limitation) greater than the average and/or median of its respective peer group of funds. With respect to these Funds, the Trustees reviewed the amount by which these Funds’ management fees and/or total expense ratios (after the effect of any applicable expense limitation) exceeded the average and/or median of their respective peer groups and information provided by the Adviser providing context for these comparisons. The Trustees concluded, in light of this information and the other information available to them, that the fees paid by the Funds were reasonable in light of the performance of the Funds and the quality of services received.

The Trustees also considered the benefits, other than the fees under the Investment Management Agreements, received by the Adviser from serving as adviser to the Funds.

The Trustees also considered information provided by the Adviser about the overall profitability of the Adviser and its profitability or loss in respect of each Fund. The Trustees reviewed each Fund’s asset size, expense ratio and expense cap and noted that the Investment Management Agreements do not include breakpoints in the advisory fee rates as asset levels in a Fund increase. The Trustees considered the volatility of the asset classes in which certain of the Funds invest, potential variability in the net assets of these Funds and the sustainability of any potential economies of scale which may exist given where fees are currently set. The Trustees also evaluated the extent to which management fees for the Funds effectively incorporate the benefits of economies of scale. The Trustees noted that the Adviser has capped expenses on each Fund since its inception, although the cap was not necessarily exceeded each year. Based on the foregoing and the other information available to them, the Trustees determined that the advisory fee rate for each Fund is reasonable and appropriate in relation to the current asset size of each Fund and the other factors discussed above and that the advisory fee rate for each Fund currently reflects an appropriate sharing with shareholders of any economies of scale which may exist. The Trustees also determined that the profits earned by the Adviser with respect to the Funds that were profitable to the Adviser were reasonable in light of the nature and quality of the services received by such Funds.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Renewal Meeting and at their May 7, 2020 meeting as part of their consideration of the Agreements.

In voting to approve the continuation of the Investment Management Agreements, the Trustees, including the Independent Trustees, concluded that the terms of each Investment Management Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that each Investment Management Agreement is in the best interest of each Fund and such Fund’s shareholders.

VanEck Vectors Real Asset Allocation ETF

At a meeting held on June 11, 2020 (the “Renewal Meeting”), the Board of Trustees (the “Board”) of VanEck Vectors® ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), approved the continuation of the investment management agreement between the Trust and Van Eck Absolute Return Advisers Corporation (the “Adviser”) (the “Investment Management Agreement”) with respect to the VanEck Vectors Real Asset Allocation ETF (the “Fund”).

The Board’s approval of the Investment Management Agreement was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In preparation for the Renewal Meeting, the Trustees held a meeting on May 7, 2020. At that meeting, the Trustees discussed the information the Adviser and Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party data provider, had provided to them in advance. The information provided to the Trustees included, among other things, information about the performance and expenses of the Fund and the Fund’s peer funds (certain other exchange-traded funds (“ETFs”)), information about the advisory services provided to the Fund and the personnel providing those services, and the profitability and other benefits enjoyed by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. In addition, as noted below, the Trustees reviewed certain performance information for the Fund which was not provided by Broadridge and which did not compare the Fund’s performance

47

VANECK VECTORS ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

September 30, 2020 (unaudited) (continued)

to the performance of its peer group. For these and other reasons, the Trustees noted that the peer group performance information did not necessarily provide meaningful direct comparisons to the Fund.

The Independent Trustees’ consideration of the Investment Management Agreement was based, in part, on their review of information obtained through discussions with the Adviser at the Renewal Meeting and with the Adviser at the May 7, 2020 meeting regarding the management of the Fund and information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others involved in the management and administration of the Fund. The Trustees also considered the terms of, and scope of services that the Adviser provides under, the Investment Management Agreement, including the Adviser’s commitment to waive certain fees and/or pay expenses of the Fund to the extent necessary to prevent the operating expenses of the Fund from exceeding an agreed upon limit for a period of time.

In evaluating the performance of the Fund, the Trustees reviewed various performance metrics, including various data from Broadridge comparing the Fund’s performance to that of certain other ETFs. The Trustees also considered information from the Adviser regarding the performance of the Fund against its benchmark and the Adviser’s statement that the Fund’s performance against its benchmark is more relevant than performance against its peer group, given the small number of funds with directly competing strategies. Information provided by the Adviser showed that the Fund had outperformed its benchmark since its inception on April 10, 2018 through May 27, 2020, and although the Fund underperformed its benchmark during 2019, the Fund’s risk profile was lower than that of its benchmark. Based on the foregoing, the Trustees concluded that the Adviser and its personnel have the requisite expertise and skill to manage the Fund’s portfolio.

The Trustees also considered information relating to the financial condition of the Adviser and the current status, as they understood it, of the Adviser’s compliance environment.

As noted above, the Trustees were also provided various data from Broadridge comparing the Fund’s expenses and performance to that of certain other ETFs. The Trustees noted that the information provided showed that the Fund had management fees below the average and equal to the median of its peer group of funds. The Trustees also noted that the information provided showed that the Fund had a total expense ratio greater than the average and median of its peer group of funds. The Trustees reviewed the amount by which the Fund’s total expense ratio exceeded the average and median of its peer group and information provided by the Adviser providing context for these comparisons. The Trustees concluded, in light of this information and the other information available to them, that the fees paid by the Fund were reasonable in light of the performance of the Fund and the quality of services received.

The Trustees also considered the benefits, other than the fees under the Investment Management Agreement, received by the Adviser from serving as adviser to the Fund.

The Trustees also considered information provided by the Adviser about the overall profitability of the Adviser and the fact that the Adviser did not earn any profits from managing the Fund. The Trustees reviewed the Fund’s asset size, expense ratio and expense cap and noted that the Investment Management Agreement does not include breakpoints in the advisory fee rates as asset levels in the Fund increase. The Trustees considered the volatility of the asset classes in which the Fund invests, potential variability in the net assets of the Fund and the sustainability of any potential economies of scale which may exist given where fees are currently set. The Trustees also evaluated the extent to which management fees for the Fund effectively incorporate the benefits of economies of scale. The Trustees noted that the Adviser has capped expenses on the Fund since its inception. Based on the foregoing and the other information available to them, the Trustees determined that the advisory fee rate for the Fund is reasonable and appropriate in relation to the current asset size of the Fund and the other factors discussed above and that the advisory fee rate for the Fund currently reflects an appropriate sharing with shareholders of any economies of scale which may exist.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Renewal Meeting and at their May 7, 2020 meeting as part of their consideration of the Investment Management Agreement.

In voting to approve the continuation of the Investment Management Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Investment Management Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that the Investment Management Agreement is in the best interest of the Fund and the Fund’s shareholders.

48

VanEck Vectors Innovation ETF

At a meeting held on June 11, 2020 (the “Renewal Meeting”), the Board of Trustees (the “Board”) of VanEck Vectors® ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), approved the continuation of the investment management agreement between the Trust and Van Eck Associates Corporation (the “Adviser”) (the “Investment Management Agreement”) with respect to the VanEck Vectors Innovation ETF (the “Fund”).

The Board’s approval of the Investment Management Agreement was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In preparation for the Renewal Meeting, the Trustees held a meeting on May 7, 2020. At that meeting, the Trustees received materials from the Adviser. The Independent Trustees’ consideration of the Investment Management Agreement was based, in part, on information obtained through discussions with the Adviser at the Renewal Meeting and with the Adviser at the May 7, 2020 meeting regarding the proposed management of the Fund and information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others proposed to be involved in the management and administration of the Fund. In evaluating the terms of the Investment Management Agreement at the Renewal Meeting and the May 7, 2020 meeting, the Trustees considered the terms and scope of services that the Adviser would provide under the Investment Management Agreement, including the Adviser’s commitment to waive certain fees and/or pay expenses of the Fund to the extent necessary to prevent the operating expenses of the Fund from exceeding an agreed upon limit for a period of at least one year following the effective date of the Fund’s registration statement. The Trustees concluded that the Adviser and its personnel have the requisite expertise and skill to manage the Fund’s portfolio.

The Trustees did not consider historical information about the cost of the services provided by the Adviser or the profitability of the Fund to the Adviser because the Fund has not yet commenced operations. The Trustees could not consider the historical performance or actual management fees or operating expenses of, or the quality of services previously provided to, the Fund by the Adviser, although they concluded that the nature, quality, and extent of the services to be provided by the Adviser were appropriate based on the Trustees’ knowledge of the Adviser and its personnel and the operations of the other series of the Trust.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Renewal Meeting and at their May 7, 2020 meeting as part of their consideration of the Investment Management Agreement.

In voting to approve the continuation of the Investment Management Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Investment Management Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that the Investment Management Agreement is in the best interest of the Fund and its shareholders.

49

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the respective Fund’s prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the VanEck Vectors ETF Trust’s (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.826.2333	STRATAR

ANNUAL REPORT September 30, 2020

VANECK VECTORS®

Energy Income ETF	EINC®

800.826.2333	vaneck.com

Certain information contained in this shareholder letter represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings, the Funds’ performance, and the views of the investment adviser are as of September 30, 2020.

VANECK VECTORS ENERGY INCOME ETF

PRESIDENT’S LETTER

September 30, 2020 (unaudited)

Dear Fellow Shareholders:

The level of stimulus from the U.S. Federal Reserve (Fed) this year has been almost unprecedented and has had investment consequences. Financial markets have benefited from the Fed stimulus and the case for gold investing has become more solid.

Perhaps the surprise from this summer’s data is that the global economy is doing quite well, supporting the markets, despite the social distancing that we all feel in our personal lives. Important commodities like copper have regained pre-COVID-19 highs. In addition, China’s industrial recovery is pointing to all-time highs in activity, even though consumer activity is lagging a little.

One beneficiary is high yield bonds, particularly “fallen angels”—bonds that have been downgraded from investment grade. In a recessionary environment, some bonds are going to default or be downgraded. Fixed income markets this year generally started recovering after the Fed announced plans to intervene. We have already seen a record amount of new fallen angel bond volume—over $140B as of July 31, 20201—and expect more through the remainder of the calendar year.

Similar to 2016, when crude oil also swooned, we have seen a lot of energy companies become fallen angels, and the fallen angel strategy is buying those downgraded bonds. As reviewed in a recent blog, New Fallen Angel Bonds Drive Performance, these new energy fallen angels are among the top contributors to performance of the fallen angel strategy so far this year. As long as the Fed remains supportive, we believe this strategy should continue to do well.

We do, however, see two particular risks to this scenario: 1) an unforeseen rise in interest rates in the U.S. triggered by higher global growth or other factors; and 2) a bump in the return to full employment. An incredible number of people have been laid off in the U.S. and, regardless of GDP numbers, people are unlikely to quickly return to work at the same levels as the start of the year. Concern may be high enough for policy makers to take additional steps (any of which, however, remain, as yet, uncertain) that may impact the financial recovery.

The investing outlook sometimes does change suddenly, as it certainly has at times this year. To get our quarterly investment outlooks, please subscribe to “Investment Outlook” on vaneck.com. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

We sincerely thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for the Fund for the ten month period ended September, 2020. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck Vectors ETF Trust

October 19, 2020

Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Funds carefully before investing. To obtain a prospectus and summary prospectus, which contain this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

[1]	Source: FactSet, ICE Data Indices, LLC and Morningstar.
1

VANECK VECTORS ENERGY INCOME ETF

MANAGEMENT DISCUSSION

September 30, 2020 (unaudited)

The global pandemic has certainly impacted energy commodity prices and, in turn, midstream energy companies, including MLPs (master limited partnerships) during the period under review—particularly through the market turmoil of the spring of 2020.

Crude oil prices declined with global equity markets as they began their COVID-19-induced slide in February 2020. Fears of weakening demand and excess supply became heightened into April. WTI (West Texas Intermediate) crude oil futures prices, for the first time ever, closed with a negative value on April 20, 2020, as a confluence of factors, including weakening demand, steady North American production and sparse storage capacity caused short-term confusion in the markets. Crude prices subsequently recovered slightly, but finished the period well below levels from December 2019. The outlook for energy infrastructure remains somewhat unknown as demand has declined in the U.S. for gasoline, diesel and, most starkly, jet oil.

Energy Income

The Fund changed its fiscal year-end from November 30 to September 30. For the 10 months ended September 30, 2020, the VanEck Vectors Energy Income ETF lost 29.74% on a total return basis.*

For the period under review, the Fund suffered the vast majority of its losses as a result of its exposure to MLPs involved in oil, gas and consumable fuels. While a number of MLPs did provide positive returns, these were minimal and failed signally to counterbalance the aggregate negative performance of other MLPs.

*	Returns based on NAV.

NB: During the period under review, the Fund implemented several changes affecting its composition effective December 2, 2019. Of relevance, the Fund began seeking to track a new benchmark index, MVIS North America Energy Infrastructure Index which is intended to track the overall performance of North American companies involved in the midstream energy segment, which includes MLPs and corporations involved in oil and gas storage and transportation.

2

VANECK VECTORS ENERGY INCOME ETF

PERFORMANCE COMPARISON

September 30, 2020 (unaudited)

Average Annual Total Returns
	Share Price	NAV	MVEINCTG[1]	SPTR[2]
One Year	(33.79)%	(33.85)%	(34.66)%	15.15%
Five Year	(11.97)%	(11.98)%	(13.06)%	14.15%
Life*	(14.72)%	(14.69)%	(14.58)%	13.38%

*	Commencement of Fund: 3/12/12; First Day of Secondary Market Trading: 3/13/12.

[1]	MVIS North America Energy Infrastructure Index (MVEINCTG) is a rules-based, modified capitalization weighted, float adjusted index intended to give investors a means to track the overall performance of North American companies involved in the midstream energy segment, which includes MLPs and corporations involved in oil and gas storage and transportation.

Index data prior to December 2, 2019 reflects that of the Solactive High Income MLP Index (the “MLP Index” or “YMLPTR”), a rules-based index designed to provide investors a means of tracking the performance of selected MLPs which are publicly traded on a U.S. securities exchange. All Index history reflects a blend of the performance of the aforementioned Indexes.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

VanEck Vectors Energy Income ETF (the “Fund”) is the successor to the Yorkville High Income MLP ETF pursuant to a reorganization that took place on February 22, 2016. Prior to that date, the Fund had no investment operations. Accordingly, for periods prior to that date, the Fund performance information is that of the Yorkville High Income MLP ETF.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price since inception. The result is compared with the Fund’s benchmark and a broad based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 4 for more information.

3

VANECK VECTORS ENERGY INCOME ETF

ABOUT FUND PERFORMANCE

(unaudited)

The price used to calculate market return (Share Price) is determined by using the closing price listed on its primary listing exchange. Since the shares of the Fund did not trade in the secondary market until after the Fund’s commencement, for the period from commencement to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Investment return and value of the shares of the funds will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund returns reflect reinvestment of dividends and capital gains distributions. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Energy Income Index is published by MV Index Solutions GmbH (MVIS®), which is a wholly owned subsidiary of the Adviser, Van Eck Associates Corporation.

MVIS and Solactive are referred to herein as the “Index Providers.”

The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security. Index returns assume the reinvestment of all income and do not reflect any management fees, interest expense, brokerage expenses or income tax benefit/(expense) associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

4

VANECK VECTORS ENERGY INCOME ETF

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2019 to September 30, 2020.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Annualized Expense Ratio During Period	Expenses Paid During the Period* April 1, 2020 – September 30, 2020
Energy Income ETF
Actual	$1,000.00	$1,287.70	0.45%	$2.58
Hypothetical**	$1,000.00	$1,022.74	0.45%	$2.28

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended September 30, 2020 multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses.
5

VANECK VECTORS ENERGY INCOME ETF

SCHEDULE OF INVESTMENTS

September 30, 2020

Number
of Shares		Value

COMMON STOCKS: 75.1%

Energy: 72.4%
89,503	Antero Midstream Corp.	$480,631
24,200	Cheniere Energy, Inc. *	1,119,734
54,725	Enbridge, Inc.	1,597,970
65,922	EnLink Midstream LLC	154,917
99,463	Equitrans Midstream Corp.	841,457
41,979	Gibson Energy, Inc. (CAD)	680,340
92,572	Inter Pipeline Ltd. (CAD)	908,652
55,921	Keyera Corp. (CAD)	844,138
114,929	Kinder Morgan, Inc.	1,417,075
7,173	New Fortress Energy, Inc.	315,684
40,984	ONEOK, Inc.	1,064,764
53,004	Pembina Pipeline Corp.	1,125,275
50,926	Plains GP Holdings LP	310,139
63,342	Targa Resources Corp.	888,688
37,512	TC Energy Corp.	1,576,254
67,119	Williams Cos, Inc.	1,318,888
		14,644,606
Transportation: 2.7%
20,351	Macquarie Infrastructure Corp.	547,238
Total Common Stocks (Cost: $21,289,259)		15,191,844
Number
of Shares		Value

MASTER LIMITED PARTNERSHIPS: 23.4%

Energy: 23.4%
6,447	Cheniere Energy Partners LP	$214,427
6,024	Crestwood Equity Partners LP	75,059
8,073	DCP Midstream LP	90,176
161,177	Energy Transfer LP	873,579
56,134	Enterprise Products Partners LP	886,356
24,527	Magellan Midstream Partners LP	838,824
47,436	MPLX LP	746,643
8,463	NuStar Energy LP	89,877
7,189	Phillips 66 Partners LP	165,635
52,900	Plains All American Pipeline LP	316,342
14,764	Shell Midstream Partners LP	139,668
4,835	TC PipeLines LP	123,679
21,506	Western Midstream Partners LP	172,048
Total Master Limited Partnerships (Cost: $7,516,107)		4,732,313
Total Investments: 98.5% (Cost: $28,805,366)		19,924,157
Other assets less liabilities: 1.5%		297,619
NET ASSETS: 100.0%		$20,221,776

Definitions:

CAD—Canadian Dollar

Footnotes:

*   Non-income producing

Summary of Investments by Sector	% of Investments	Value
Energy	97.3%	$19,376,919
Transportation	2.7	547,238
	100.0%	$19,924,157

The summary of inputs used to value the Fund’s investments as of September 30, 2020 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks*	$15,191,844	$—	$—	$15,191,844
Master Limited Partnerships	4,732,313	—	—	4,732,313
Total	$19,924,157	$—	$—	$19,924,157

*	See Schedule of Investments for industry sector breakouts.

See Notes to Financial Statements.

6

VANECK VECTORS ENERGY INCOME ETF

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2020

Assets:
Investments, at value (1)	$19,924,157
Cash.	189,997
Receivables:
Dividends	43,689
Federal and State income taxes	72,091
Total assets	20,229,934

Liabilities:
Payables:
Due to Adviser.	8,158
Total liabilities	8,158
NET ASSETS	$20,221,776
Shares outstanding	589,720
Net asset value, redemption and offering price per share	$34.29

Net Assets consist of:
Aggregate paid in capital	$140,663,021
Total distributable earnings (loss)	(120,441,245)
NET ASSETS	$20,221,776
(1) Cost of investments	$28,805,366

See Notes to Financial Statements.

7

VANECK VECTORS ENERGY INCOME ETF

STATEMENT OF OPERATIONS

September 30, 2020

	For the Period	For the
	Ended	Year Ended
	September 30,	November 30,
	2020 (a)	2019
Income:
Dividends	$1,076,375	$1,052,233
Distributions from master limited partnerships	515,852	3,107,036
Interest	1,636	—
Securities lending income	12,846	—
Foreign taxes withheld	(73,942)	—
Less: return of capital distributions	(945,524)	(3,867,690)
Total income	587,243	291,579

Expenses:
Management fees	100,109	327,476
Interest	1,228	1,091
Total expenses	101,337	328,567
Net investment income (loss), before taxes	485,906	(36,988)
Income tax benefit/(expense), net of change in valuation allowance	(199,600)	(235,000)
Reimbursement from Adviser for income tax expense (See Note 6)	199,600	—
Net investment income (loss)	485,906	(271,988)

Net realized gain (loss) on:
Investments	(1,671,968)	1,226,721
In-kind redemptions	(107,246)	—
Foreign currency transactions and foreign denominated assets and liabilities	(4,646)	—
Net realized gain (loss)	(1,783,860)	1,226,721

Net change in unrealized appreciation (depreciation) on:
Investments	(8,835,179)	(2,149,500)
Foreign currency transactions and foreign denominated assets and liabilities	97	—
Net change in unrealized appreciation (depreciation)	(8,835,082)	(2,149,500)
Net Decrease in Net Assets Resulting from Operations	$(10,133,036)	$(1,194,767)

(a)	The Fund changed its fiscal year-end from November 30 to September 30.

See Notes to Financial Statements.

8

VANECK VECTORS ENERGY INCOME ETF

STATEMENT OF CHANGES IN NET ASSETS

	Period Ended	Year Ended	Year Ended
	September 30,	November 30,	November 30,
	2020 (a)	2019	2018
Operations:
Net investment income (loss)	$485,906	$(271,988)	$76,603
Net realized gain (loss)	(1,783,860)	1,226,721	(2,130,647)
Net change in unrealized appreciation (depreciation)	(8,835,082)	(2,149,500)	(1,285,104)
Net decrease in net assets resulting from operations	(10,133,036)	(1,194,767)	(3,339,148)

Distributions to shareholders:
From distributable earnings	—	(1,204,891)	—
Return of capital	(1,350,025)	(2,453,758)	(4,890,172)
Total distributions	(1,350,025)	(3,658,649)	(4,890,172)

Share transactions:**
Proceeds from sale of shares	3,706,837	18,778,764	2,236,285
Cost of shares redeemed	(23,530,656)	(7,487,335)	(13,281,849)
Increase (decrease) in net assets resulting from share transactions	(19,823,819)	11,291,429	(11,045,564)
Total increase (decrease) in net assets	(31,306,880)	6,438,013	(19,274,884)
Net Assets, beginning of period	51,528,656	45,090,643	64,365,527
Net Assets, end of period	$20,221,776	$51,528,656	$45,090,643

** Shares of Common Stock Issued (no par value) (b)
Shares sold	83,333	366,667	33,333
Shares redeemed	(500,000)	(133,333)	(200,000)
Net increase (decrease)	(416,667)	233,334	(166,667)

(a)	The Fund changed its fiscal year-end from November 30 to September 30.
(b)	Share activity has been adjusted to reflect the 1 for 3 reverse share split which took place on April 15, 2020 (See Note 10).

See Notes to Financial Statements.

9

VANECK VECTORS ENERGY INCOME ETF

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	For the
	Period
	Ended
	September 30,		Year Ended November 30,
	2020 (1) (2)		2019		2018		2017		2016 (3)	2015
Net asset value, beginning of period	$51.20		$58.32		$68.49		$76.29		$93.90	$222.15
Income from investment operations:
Net investment income (loss) (a)	0.76		(0.39)		0.09		0.42		(0.06)	0.30
Net realized and unrealized loss on investments	(15.58)		(1.42)		(4.44)		(2.25)		(9.93)	(108.45)
Total from investment operations	(14.82)		(1.81)		(4.35)		(1.83)		(9.99)	(108.15)
Less:
Dividends from net investment income	—		(1.77)		—		—		—	—
Return of capital	(2.09)		(3.54)		(5.82)		(5.97)		(7.62)	(20.10)
Total dividends	(2.09)		(5.31)		(5.82)		(5.97)		(7.62)	(20.10)
Net asset value, end of period	$34.29		$51.20		$58.32		$68.49		$76.29	$93.90
Total return (b)	(29.74	)%(c)	(3.66)%		(7.16)%		(2.67)%		(8.40)%	(51.42)%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$20,222		$51,529		$45,091		$64,366		$94,563	$124,034
Ratio of total expenses to average net assets	0.45	%(d)(e)	1.41	%(g)	0.73	%(h)	0.86	%(i)	0.88%	0.56	%(j)
Ratio of net investment income (loss) to average net assets	2.17	%(d)(f)	(0.68	)%(g)	0.13	%(h)	0.55	%(i)	(0.34)%	0.19	%(j)
Portfolio turnover rate (k)	24	%(c)	106%		34%		40%		46%	62%

The financial highlights include the financial information of the Predecessor Fund through February 21, 2016 (See Note 1).

(1)	The Fund changed is fiscal year-end from November 30 to September 30.
(2)	On April 15, 2020, the Fund effected a 1 for 3 reverse share split (See Note 10). Per share data prior to April 15, 2020 has been adjusted to reflect the share split.
(3)	On June 29, 2016, the Fund effected a 1 for 5 reverse share split (See Note 10). Per share data prior to June 29, 2016 has been adjusted to reflect the share split.
(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not Annualized
(d)	Annualized
(e)	Includes income tax expense of 1.56% and adviser reimbursement of (1.56%). If the adviser had not reimbursed the Fund, the ratio would have been higher. (See Note 6).
(f)	Includes income tax expense of 1.56% and adviser reimbursement of (1.56%). If the adviser had not reimbursed the Fund, the ratio would have been lower. (See Note 6).
(g)	Includes income tax expense of 0.59% related to the Fund’s tax status as a C-Corporation prior to its reorganization as a regulated investment company.
(h)	Includes income tax benefit of 0.11% related to the Fund’s tax status as a C-Corporation prior to its reorganization as a regulated investment company.
(i)	Includes income tax expense of 0.04% related to the Fund’s tax status as a C-Corporation prior to its reorganization as a regulated investment company.
(j)	Includes income tax benefit of 0.29% related to the Fund’s tax status as a C-Corporation prior to its reorganization as a regulated investment company.
(k)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.

See Notes to Financial Statements.

10

VANECK VECTORS ENERGY INCOME ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2020

Note 1—Fund Organization—VanEck Vectors ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and offers multiple investment portfolios, each of which represents a separate series of the Trust.

The financial statements relate only to the Energy Income ETF (the “Fund”). The Fund seeks to provide investment results that correspond generally to the performance, before fees and expenses, of the MVIS® North America Energy Infrastructure Index (the “Index”). The Fund is classified as “non-diversified”. This means that the Fund may invest more of its assets in securities of a single issuer than that of a diversified fund. Van Eck Associates Corporation (the “Adviser”) serves as the investment adviser for the Fund and is subject to the supervision of the Board of Trustees (the “Board”).

Effective February 22, 2016, the shareholders of the Yorkville High Income MLP ETF (the “Predecessor Fund”) approved a proposed agreement and plan of reorganization (the “Reorganization”) that provided for the transfer of all the assets and assumption of certain of the liabilities of the Predecessor Fund, the issuance of shares of the Fund to the shareholders of the Predecessor Fund and the liquidation and termination of the Predecessor Fund. The Predecessor Fund had substantially similar investment objectives, investment strategies, policies and restrictions as those of the Fund. The financial statements and financial highlights include the financial information of the Predecessor Fund through February 21, 2016.

Effective December 2, 2019, the Fund’s underlying benchmark index changed from the Solactive High Income MLP Index to the MVIS North American Energy Infrastructure Index, the Fund’s federal tax status changed from a taxable C-corporation into a regulated investment company (“RIC”) and the unitary management fee rate changed from 0.82% to 0.45%.

In September 2020, the Board approved changing the Fund’s fiscal year-end from November 30 to September 30.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and follows accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services—Investment Companies.

The following summarizes the Fund’s significant accounting policies.

A.	Return of Capital Estimates—Distributions received by the Fund generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available to the Fund and other industry sources. These estimates may subsequently be revised based on information received from Master Limited Partnerships (“MLPs’’) after the MLP’s tax reporting periods are concluded.

B.	Master Limited Partnerships—Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund invests a portion of its total assets in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. The MLPs themselves generally do not pay U.S. federal income taxes (although some states do impose a net income tax on partnerships). Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). The Fund invests the remainder of its assets in MLPs that are treated as C corporations for tax purposes.

C.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC
11

VANECK VECTORS ENERGY INCOME ETF

NOTES TO FINANCIAL STATEMENTS

(continued)

(“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. The Pricing Committee of the Adviser provides oversight of the Fund’s valuation policies and procedures, which are approved by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes they do not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Fund’s investments are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about the valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

D.	Federal and Other Income Taxes—Effective December 2, 2019, the Fund changed its investment objective such that it is now the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to a RIC for current and future tax years. The Fund intends to distribute all of its taxable income to its shareholders.

E.	Dividends and Distributions to Shareholders—On a quarterly basis, the Fund distributes substantially all of its dividends and distributions received less Fund expenses. All distributions are recorded on the ex-dividend date. The estimated characterization of the distributions paid will be either an ordinary income, capital gain or return of capital. The Fund anticipates that a portion of current year distributions will be treated as return of capital. The actual tax characterization of the distributions made during the current year will not be determined until after the end of the fiscal year when the Fund can determine its earnings and profits and, therefore, may differ from the preliminary estimates.

F.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing
12

when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statement of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

G.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Fund may pledge or receive cash and/or securities as collateral for securities lending. For financial reporting purposes, the Fund presents securities lending assets and liabilities on a gross basis in the Statement of Assets and Liabilities. Cash collateral held in the form of money market fund investments, if any, at September 30, 2020 is presented in the Schedule of Investments and in the Statement of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).

H.	Other—Security transactions are accounted for on trade date. Realized gains and losses are determined based on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned.

The Fund earns interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income in the Statements of Operations.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.45% of the Fund’s average daily net assets. Prior to December 2, 2019, the Adviser received a management fee, calculated daily and payable monthly based on an annual rate of 0.82% of the Fund’s average daily net assets. The Adviser has agreed to pay all expenses incurred by the Fund except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability and extraordinary expenses.

The Adviser voluntarily agreed to reimburse the Fund for any differences between the estimated and actual taxes remaining from its prior treatment as a C corporation (See Note 6). These amounts are reflected in the Statement of Operations and in the Financial Highlights.

Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Fund’s distributor (the “Distributor”). Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Effective November 4, 2019, State Street Bank and Trust Company is the Fund’s custodian, securities lending agent and transfer agent. Prior to November 4, 2019, Bank of New York Mellon provided these services to the Fund.

Note 4—Capital Share Transactions—As of September 30, 2020, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Fund shares are not individually redeemable and are issued and redeemed at their net asset value per share only through certain authorized broker-dealers (“Authorized Participants”) in blocks of shares (“Creation Units”), consisting of 25,000 shares, or multiples thereof. Prior to September 1, 2020, Creation Units consisted of 50,000 shares.

The consideration for the purchase or redemption of Creation Units of the Fund generally consists of the in-kind contribution or distribution of securities constituting the Fund’s underlying index (“Deposit Securities”) plus a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Cash may also be substituted in an amount equivalent to the value of certain Deposit Securities, generally as a result of market circumstances, or when the securities are not available in sufficient quantity for delivery, or are not eligible for trading by the Authorized Participant. The Fund may issue Creation Units in advance of receipt of Deposit Securities

13

VANECK VECTORS ENERGY INCOME ETF

NOTES TO FINANCIAL STATEMENTS

(continued)

subject to various conditions, including, for the benefit of the Fund, a requirement to maintain cash collateral on deposit at the custodian equal to at least 115% of the daily marked to market value of the missing Deposit Securities.

Authorized Participants purchasing and redeeming Creation Units may pay transaction fees directly to the transfer agent. In addition, the Fund may impose certain variable fees for creations and redemptions with respect to transactions in Creation Units for cash, or on transactions effected outside the clearing process, which are treated as increases in capital. These variable fees, if any, are reflected in share transactions in the Statement of Changes in Net Assets.

Note 5—Investments—For the period ended September 30, 2020, purchases and sales of investments (excluding short-term investments and in-kind capital share transactions) and the purchases and sales of investments resulting from in-kind capital share transactions (excluding short-term investments) were as follows:

		In-kind Capital Share Transactions
Purchases	Sales	Purchases	Sales
$8,480,382	$6,609,765	$3,812,901	$22,965,456

Note 6—Income Taxes—Beginning December 2, 2019, the Fund changed its investment objective such that it is now the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies (“RIC”) for current and future tax years. As a result, the Fund generally will no longer pay corporate level taxes on its income and capital gains that are distributed to shareholders.

The Fund was required, however, to pay corporate tax for the year ended November 30, 2019 and is also required to pay corporate tax on any net built-in-gains as of that date that are recognized within a five year period. The Fund estimated its tax expense / liability for these amounts as of November 30, 2019 based on the best information available from the MLPs at that time. The Adviser agreed to make the Fund whole for any differences between the estimated and actual taxes.

For the period ended September 30, 2020, the Fund has revised its prior year tax estimate and recorded an additional tax expense and reimbursement of tax expense from the Adviser as follows:

Current tax expense	$231,183
Deferred tax expense / (benefit)	45,897,419
Change in valuation allowance	(45,929,002)
Total tax benefit/(expense) before Adviser reimbursement	$(199,600)
Reimbursement of tax expense by Adviser	199,600
Net tax expense to the Fund	$—

These estimates may be further adjusted as additional information becomes available from the MLPs and the Fund’s tax returns are filed.

As of September 30, 2020, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments were as follows:

	Gross	Gross	Net Unrealized
Tax Cost	Unrealized	Unrealized	Appreciation
of Investments	Appreciation	Depreciation	(Depreciation)
$28,256,303	$589,994	$(8,922,140)	$(8,332,146)
14

At September 30, 2020, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed	Accumulated	Other	Net Unrealized	Total
Ordinary	Capital	Temporary	Appreciation	Distributable
Income	(Losses)	Differences	(Depreciation)	Earnings (Loss)
$—	$(111,781,735)	$(327,461)	$(8,332,049)	$(120,441,245)

The tax character of dividends paid to shareholders were as follows:

	Period Ended	Year Ended
	September 30, 2020	November 30, 2019
Ordinary income	$—	$1,204,891
Return of capital	1,350,025	2,453,758
Total	$1,350,025	$3,658,649

At September 30, 2020, the Fund had the following capital loss carryforwards available to offset future capital gains:

Year of	Short-Term
Expiration	Capital Losses
9/30/2021	$(89,478,335)
9/30/2022	(12,847,636)
9/30/2023	(6,679,603)
9/30/2024	(1,612,600)
No expiration	(1,163,561)
Total	$(111,781,735)

During the period ended September 30, 2020, $81,997,394 of the Fund’s capital loss carryover available from prior years expired un-utilized.

During the period ended September 30, 2020, as a result of permanent book to tax differences primarily due to the expiration of a capital loss carryover, treatment of tax gains / losses on in-kind redemptions, and book/tax differences from the Fund’s conversion to a RIC, the Fund incurred differences that affected distributable earnings / (loss) and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Increase (Decrease) in Distributable Earnings / (Loss)	Increase (Decrease) in Aggregate Paid in Capital
$(109,001,962)	$(109,001,962)

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended September 30, 2020, the Fund did not incur any interest or penalties.

Note 7—Principal Risks—The Fund’s assets are concentrated in a limited number of sectors or industries. By concentrating the Fund’s assets, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that sector or industry will negatively impact the Fund to a greater extent than if the Fund’s net assets were invested in a wider variety of sectors or industries.

Under normal circumstances, the Fund invests in securities of MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, and the risk associated with the hazards inherent in midstream energy industry activities. A portion of the cash flow received by the Fund is derived from investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations.

15

VANECK VECTORS ENERGY INCOME ETF

NOTES TO FINANCIAL STATEMENTS

(continued)

A recent outbreak of respiratory disease caused by a novel coronavirus, which was first detected in China in December 2019, has subsequently spread internationally and has been declared a pandemic by the World Health Organization. The coronavirus has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, loss of life, as well as general concern and uncertainty. The coronavirus has already negatively impacted the economies of many nations, individual companies and the market. This pandemic is expected to have a continued impact in ways that cannot necessarily be foreseen presently.

A more complete description of risks is included in the Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Fund as directed by the Trustees. The Fund has adopted a unitary management fee where the Adviser is responsible for all expenses of the Fund. Therefore, the expense for the Plan for this Fund is included in “Management fees.”

Note 9—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with the securities lending agent. The Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Fund will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statement of Operations. Cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Fund’s Schedule of Investments or Statement of Assets and Liabilities as it is held by the agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if any, at September 30, 2020 are presented on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities. The Fund had no securities on loan as of September 30, 2020.

Note 10—Share Split—The Fund executed a one-for-five reverse share split for shareholders of record before the open of markets on June 29, 2016. The fund executed a one-for-three reverse share split for shareholders of record before the open of markets on April 15, 2020.

Note 11—Bank Line of Credit—The Fund, along with other funds of the Trust, may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing for the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2020, the Fund borrowed under this Facility:

			Outstanding Loan
Days	Average Daily	Average	Balance as of
Outstanding	Loan Balance	Interest Rate	September 30, 2020
71	$212,469	2.87%	$—

Outstanding loan balances as of September 30, 2020, if any, are reflected in the Statements of Assets and Liabilities.

16

Note 12—Recent Accounting Pronouncements—The Funds adopted all provisions of the Accounting Standards Update No. 2018-13, Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) that eliminate and modify certain disclosure requirements for fair value measurements. Based on management’s evaluation, the adoption of the ASU 2018-13 had no material impact on the financial statements and related disclosures.

Note 13—Subsequent Events—The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.

17

VANECK VECTORS ENERGY INCOME ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of VanEck Vectors Energy Income ETF and the Board of Trustees of VanEck Vectors ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of VanEck Vectors Energy Income ETF (the “Fund”) (one of the series constituting VanEck Vectors ETF Trust (the “Trust”)), including the schedule of investments, as of September 30, 2020, and the related statements of operations for the period December 1, 2019 to September 30, 2020 and the year ended November 30, 2019, the statements of changes in net assets for the period December 1, 2019 to September 30, 2020 and each of the two years in the period ended November 30, 2019, the financial highlights for the period December 1, 2019 to September 30, 2020 and each of the four years in the period ended November 30, 2019 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting the Trust) at September 30, 2020, and the results of its operations for the period December 1, 2019 to September 30, 2020 and the year ended November 30, 2019, the changes in its net assets for the period December 1, 2019 to September 30, 2020 and each of the two years in the period ended November 30, 2019 and its financial highlights for the period December 1, 2019 to September 30, 2020 and each of the four years in the period ended November 30, 2019, in conformity with U.S. generally accepted accounting principles. The financial highlights for year ended November 30, 2015 were audited by another independent registered public accounting firm whose report, dated January 29, 2016, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from broker were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion. provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, New York

November 23, 2020

18

VANECK VECTORS ENERGY INCOME ETF

TAX INFORMATION

(unaudited)

During the period ended September 30, 2020, all of the distributions paid by the Fund were considered to be a return of capital. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099-DIV in February 2021.

A return of capital is not considered taxable income to shareholders. Pursuant to IRC Section 301(c), the portion of a distribution which is a dividend (as defined under IRC Section 316) is includable in gross income while the portion of the distribution which is not a dividend shall be applied against and reduces the adjusted basis of the stock. Accordingly, shareholders who received these distributions should not include these amounts in taxable income, but instead pursuant to Internal Revenue Code Sections 301(c)(2) and 1016(a)(4), should treat them as a reduction of the cost basis of the applicable shares upon which these distributions were paid. In order to compute the required adjustment to cost basis, a shareholder should multiply the per share amount of each of the respective distributions by the number of shares held at each of the respective record dates.

Please consult your tax advisor for proper treatment of this information.

			Return
			of Capital	Total
Ticker	Payable	Income	(Non Dividend)	Distribution
Symbol	Date	Dividends	Distribution	Per Share
EINC	02/14/2020	$—	$0.284500 (a)	$0.284500 (a)
EINC	05/15/2020	—	0.574500	0.574500
EINC	08/14/2020	—	0.660100	0.660100
		$—	$1.519100	$1.519100

(a)	This amount has not been adjusted for the 1 for 3 reverse stock split that occurred as of the market open on April 15, 2020.
19

VANECK VECTORS ENERGY INCOME ETF

BOARD OF TRUSTEES AND OFFICERS

September 20, 2020 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held Outside the Fund Complex[3] During Past Five Years
Independent Trustees
David H. Chow, 1957*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/ strategy consulting firm and Registered Investment Adviser), March 1999 to present.	55	Director, Forward Management LLC and Audit Committee Chairman, May 2008 to June 2015; Trustee, Berea College of Kentucky, May 2009 to present and currently Chairman of the Investment Committee; Member of the Governing Council of the Independent Directors Council, October 2012 to present; President, July 2013 to June 2015, and Board Member of the CFA Society of Stamford, July 2009 to present; Trustee, MainStay Fund Complex[4], January 2016 to present and currently Chairman of the Risk and Compliance Committee.

Laurie A. Hesslein, 1959*†	Trustee	Since 2019	Citigroup, Managing Director, and Business Head, Local Consumer Lending North America, and CEO and President, CitiFinancial Servicing LLC (2013 - 2017).	55	Trustee, Eagle Growth and Income Opportunities Fund; Trustee, THL Credit Senior Loan Fund.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle).	66	Chairman and Independent Director, EULAV Asset Management; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.

Peter J. Sidebottom, 1962*†	Trustee	Since 2012	Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to present; Partner, PWC/Strategy & Financial Services Advisory, February 2015 to March 2017; Founder and Board Member, AspenWoods Risk Solutions, September 2013 to February 2016; Independent consultant, June 2013 to February 2015; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012.	55	Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to 2016.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	President and CEO, SmartBrief, LLC (business media company).	66	Director, Food and Friends, Inc.

Interested Trustee
Jan F. van Eck, 1963[5]	Trustee, Chief Executive Officer and President	Trustee (Since 2006); Chief Executive Officer and President (Since 2009)	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust	66	Director, National Committee on US-China Relations.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
[4]	The MainStay Fund Complex consists of MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund.
[5]	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of VEAC, VEARA and VESC.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.
20

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officer Information
Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate, Clifford Chance US LLP.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 2006	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of VEAC.

Henry Glynn, 1983	Assistant Vice President	Since 2018	Head of ETF Capital Markets Europe of Van Eck Switzerland AG. Formerly, Member of the Capital Markets team at Vanguard Group.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Nicholas Jackson, 1974	Assistant Vice President	Since 2018	Vice President, Business Development of VanEck Australia Pty Ltd.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

Matthew McKinnon, 1970	Assistant Vice President	Since 2018	Head of Business Development of Asia Pacific of VanEck Australia Pty Ltd. Formerly, Director, Intermediaries and Institutions of VanEck Australia Pty Ltd.

Arian Neiron, 1979	Vice President	Since 2018	Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd.; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC; Manager, Portfolio Administration of VEAC and VEARA. Officer of other investment companies advised by VEAC and VEARA.

Adam Phillips, 1970	Vice President	Since 2018	ETF Chief Operating Officer of VEAC; Director of other companies affiliated with VEAC.

Philipp Schlegel, 1974	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (Since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

[1]	The address for each Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Officers are elected yearly by the Trustees.
21

VANECK VECTORS ENERGY INCOME ETF

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

September 30, 2020 (unaudited)

At a meeting held on June 11, 2020 (the “Renewal Meeting”), the Board of Trustees (the “Board”) of VanEck Vectors® ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), approved the continuation of the investment management agreement between the Trust and Van Eck Associates Corporation (the “Adviser”) (the “Investment Management Agreement”) with respect to the VanEck Vectors Energy Income ETF (formerly VanEck Vectors High Income MLP ETF) (the “Fund”).

The Board’s approval of the Investment Management Agreement was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In preparation for the Renewal Meeting, the Trustees held a meeting on May 7, 2020. At that meeting, the Trustees discussed the information the Adviser and Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party data provider, had provided to them in advance. The information provided to the Trustees included, among other things, information about the performance and expenses of the Fund and the Fund’s peer funds (certain other index-based exchange-traded funds (“ETFs”)), information about the advisory services provided to the Fund and the personnel providing those services, and the profitability and other benefits enjoyed by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. In reviewing performance information for the Fund against its peer group, the Trustees considered that the Fund seeks to track a different index than the funds in its designated peer group and, therefore, the Fund’s performance will differ from its peers. In addition, as noted below, the Trustees reviewed certain performance information for the Fund which was not provided by Broadridge and which did not compare the Fund’s performance to the performance of its peer group. For these and other reasons, the Trustees noted that the peer group performance information did not necessarily provide meaningful direct comparisons to the Fund.

The Independent Trustees’ consideration of the Investment Management Agreement was based, in part, on their review of information obtained through discussions with the Adviser at the Renewal Meeting and the May 7, 2020 meeting regarding the management of the Fund and information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others involved in the management and administration of the Fund. The Trustees also considered the terms of, and scope of services that the Adviser provides, under the Investment Management Agreement, including the Adviser’s agreement to pay all of the direct expenses of the Fund (excluding the fee payment under the Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses).

The Trustees concluded that the Adviser and its personnel have the requisite expertise and skill to manage the Fund’s portfolio. In evaluating the performance of the Fund, the Trustees reviewed various performance metrics but relied principally on a comparison of the “gross” performance of the Fund (i.e., measured without regard to the impact of fees and expenses) to the performance of its benchmark index. Based on the foregoing, the Trustees concluded that the investment performance of the Fund was satisfactory.

The Trustees also considered information relating to the financial condition of the Adviser and the current status, as they understood it, of the Adviser’s compliance environment.

As noted above, the Trustees were also provided various data from Broadridge comparing the Fund’s expenses and performance to that of certain other ETFs. The Trustees noted that the information provided showed that the Fund had management fees below the average and equal to the median of its peer group of funds. The Trustees also noted that the information provided showed that the Fund had a total expense ratio below the average and equal to the median of its peer group of funds. The Trustees concluded, in light of this information and the other information available to them, that the fees paid by the Fund were reasonable in light of the performance of the Fund and the quality of services received.

The Trustees also considered the benefits, other than fees under the Investment Management Agreement, received by the Adviser from serving as adviser to the Fund.

The Trustees also considered information provided by the Adviser about the overall profitability of the Adviser and the fact that the Adviser did not earn any profits from managing the Fund. The Trustees reviewed the Fund’s asset size and expense ratio and noted that the Investment Management Agreement does not include breakpoints in the advisory fee rates as asset levels in the Fund increase. The Trustees considered the volatility of the asset class in which the Fund

22

invests, potential variability in the net assets of the Fund and the sustainability of any potential economies of scale which may exist given where fees are currently set. The Trustees also evaluated the extent to which management fees for the Fund effectively incorporate the benefits of economies of scale. The Trustees also considered the risks being assumed by the Adviser under the unitary fee structure arrangement and the potential expense stability that may inure to the benefit of shareholders. Based on the foregoing and the other information available to them, the Trustees determined that the advisory fee rate for the Fund is reasonable and appropriate in relation to the current asset size of the Fund and the other factors discussed above and that the advisory fee rate for the Fund currently reflects an appropriate sharing with shareholders of any economies of scale which may exist.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Renewal Meeting and at their May 7, 2020 meeting as part of their consideration of the Investment Management Agreement.

In voting to approve the continuation of the Investment Management Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Investment Management Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that the Investment Management Agreement is in the best interest of the Fund and the Fund’s shareholders.

23

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a VanEck Vectors ETF Trust (the “Trust”) prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.826.2333	EINCAR

Item 2.	CODE OF ETHICS.

(a)	The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	The Registrant’s code of ethics is reasonably described in this Form N-CSR.

(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that David Chow, Laurie A. Hesslein, R. Alastair Short, Peter Sidebottom and Richard Stamberger, members of the Audit and Governance Committees, are “audit committee financial experts” and “independent” as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The principal accountant fees disclosed in Item 4(a), 4(b), 4(c), 4(d) and 4(g) are for the Funds of the Registrant for which the fiscal year end is September 30.

(a)	Audit Fees. The aggregate Audit Fees of Ernst & Young for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended September 30, 2020 and September 30, 2019, were $390,306 and $326,740 respectively.

(b)	Audit-Related Fees. Not applicable.

(c)	Tax Fees. The aggregate Tax Fees of Ernst & Young for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended September 30, 2020 and September 30, 2019 were $220,039 and $306,528 respectively.

(d)	All Other Fees

None.

(e)	The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Fund, by the independent accountants as required by Section 10A of the Securities Exchange Act of 1934. The Audit Committee has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)	Not applicable.

(g)	Not applicable.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant’s Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)) consisting of five Independent Trustees. Messrs. Chow, Hesslein, Short, Sidebottom and Stamberger currently serve as members of the Audit Committee. Mr. Short is the Chairman of the Audit Committee.

Item 6.	SCHEDULE OF INVESTMENTS.

Information included in Item 1.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

Item 13.	EXHIBITS.

(a)(1)	The code of ethics is attached as EX-99.CODE ETH

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VANECK VECTORS ETF TRUST

By	(Signature and Title)	/s/ John J. Crimmins, Treasurer and CFO

Date	December 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Jan F. van Eck, CEO

Date	December 8, 2020

By	(Signature and Title)	/s/ John J. Crimmins, Treasurer and CFO

Date	December 8, 2020